UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

SandRidge Energy, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2018

Notice of 2018 Annual Meeting of Stockholders
and Proxy Statement

Message from the Board of Directors

“We look forward to identifying, developing and negotiating value-enhancing alternatives while we continue to execute on our business objectives.

We are committed to acting in the best interests of the Company and all of its stockholders.

Thank you for your investment.”

Dear Fellow Stockholders,

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of SandRidge Energy, Inc. (“SandRidge” or the “Company”), which will be held at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, on June 19, 2018, at 9:00 a.m., central time. The formal Notice of Annual Meeting of Stockholders and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the Annual Meeting. You should also have received a WHITE proxy card or WHITE voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

The past two years have seen significant change at SandRidge. In October 2016, the Company emerged from Chapter 11 reorganization, at which point the Board was fully reconstituted with four new independent directors, including an independent Chairman selected by the Company's largest investors.

Since that time, the Board has overseen significant accomplishments, and we are proud of the results that our Company delivered during a challenging period of low commodity prices, including:

●	Increasing proved reserves to 178 MMBoe, with a PV-10 of $749 million (calculated in accordance with GAAP)
●	Increasing our NW STACK position through bolt-on acquisitions and arranging to efficiently fund its development with a $200 million drilling participation agreement
●	Delivering operating performance in line with or exceeding our production and cost reduction guidance in 2017
●	Strengthening our balance sheet by refinancing to a fully conforming credit facility and converting all junior debt to equity
●	Realizing $33.7 million through the disposition of non-core assets
●	Announcing changes to our organizational structure which will reduce ongoing G&A cash expenses in 2018 by one-third to $36 – 39 million per year, resulting in G&A expense levels reduced by over 50% since emerging from bankruptcy

We owe these results, at least in part, to the Board’s careful crafting of balanced performance incentives tied to our strategic objectives.

In light of the feedback received from extensive discussions with our largest stockholders in December 2017 and January 2018, the Board committed the Company to a new strategic direction, implemented a management transition plan to replace the Company’s President and Chief Executive Officer and Chief Financial Officer and dramatically reduced the Company’s general and administrative expenses.

Given recent indications of interest regarding transactions from oil and gas companies and others, we are now overseeing a formal process to evaluate strategic alternatives to maximize stockholder value. This process may include divestment or joint venture opportunities associated with our North Park Basin assets, potential corporate and asset combination options and a sale of the Company, including offers, if presented, from Carl C. Icahn and his affiliates (collectively, “Icahn”). Our intention is to pursue options which maximize stockholder value. We intend to not give preferential treatment to Icahn or any other stockholder who might wish to acquire the Company at a bargain price.

2018 Proxy Statement      3

Message from the Board of Directors

Accordingly, the Board unanimously recommends that you vote FOR the ratification of the continuation of the Short-Term Rights Plan through November 26, 2018. The Short-Term Rights Plan is intended to protect stockholders from unfair, abusive or coercive takeover strategies, including acquisition of control without payment of an adequate control premium, while the Board continues its review of strategic alternatives to maximize stockholder value. The Short-Term Rights Plan will expire unless ratified by stockholders at the Annual Meeting.

Your vote will be especially important at the Annual Meeting. As you may know, Icahn has nominated a slate of five nominees (the “Icahn Nominees”) for election as directors in opposition to the nominees recommended by our Board. The Board and the Company have sought meaningful engagement with Mr. Icahn, meeting with him both in person and in a series of telephone conferences in an attempt to foster a constructive dialogue. Moreover, the Board evaluated and interviewed each of the Icahn Nominees in good faith in an effort to determine if any were qualified and independent. Following these interviews and in an effort to avoid a costly and distracting proxy contest, the Board extended an invitation to Mr. Icahn to allow John “Jack” Lipinski and Randolph C. Read to join the Board so that a constructive and independent Board-level dialogue based on all the relevant facts and information could take place. However, Mr. Icahn made clear he is uninterested in his nominees comprising a minority of the Board, and that he wants control of the Board. The Board believes that this is a transparent attempt by Mr. Icahn to bypass the strategic alternatives review process in an attempt to seize control of the Company without meaningful competition and without any assurance of a fair premium to all stockholders.

Nevertheless, the Board has determined that, effective immediately prior to the Annual Meeting, the size of the Board will increase to seven members so that stockholders can, in addition to re-electing the five incumbent Board nominees, elect two of the Icahn Nominees (or other candidates if properly nominated by other stockholders). The Board recommends that, if stockholders choose to vote for any Icahn Nominees, they vote in favor of those Icahn Nominees who are independent of both the Company and Icahn. As Mr. Icahn has indicated that he may seek to acquire the Company for cash, the Board believes that the Icahn Nominees that are employed by Icahn are inherently conflicted and adding them to the Board in the midst of a strategic alternatives evaluation would not be in the best interests of all stockholders. The Board also believes that adding more than two seats to the Board during the strategic alternatives review could cause delays, interrupt the continuity of the review process and distract management.

We are confident our incumbent Board nominees have the right mix of professional achievement, skills, experiences and reputations that qualify them to serve as stockholder representatives overseeing the management of the Company. We are engaged and responsive to stockholder concerns and in the best position to oversee the thorough evaluation of strategic alternatives to maximize stockholder value. The Board unanimously recommends that you use the WHITE universal proxy card to vote FOR the election of the five incumbent nominees proposed by the Board, FOR two of the Icahn Nominees who are independent of both the Company and Icahn, and NOT for more than two Icahn Nominees. The Icahn Nominees that the Board believes are independent of both the Company and Icahn are John “Jack” Lipinski, Bob G. Alexander and Randolph C. Read.

4     SandRidge Energy Inc.

After reading this Proxy Statement, please mark your votes on the accompanying WHITE universal proxy or vote instruction card, sign it and promptly return it in the accompanying postage paid envelope. You may also vote via the Internet or by telephone as instructed in this proxy statement or on its accompanying WHITE universal proxy or vote instruction card. IMPORTANTLY, IF YOU MARK MORE THAN SEVEN “FOR” BOXES FOR THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the meeting.

We look forward to identifying, developing and negotiating value-enhancing alternatives while we continue to execute on our business objectives. We are committed to acting in the best interests of the Company and all of its stockholders. Thank you for your investment.

The Sandridge Energy Board of Directors

Sylvia K. Barnes	Kenneth H. Beer	Michael L. Bennett

William (Bill) M. Griffin, Jr.	David J. Kornder

The attached Proxy Statement is dated and is first being mailed on or about May 10, 2018. Your vote is important. Please vote your shares promptly. You can find voting instructions on the attached Proxy Statement’s enclosed WHITE proxy card or voting instruction card.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

2018 Proxy Statement      5

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SandRidge Energy, Inc., a Delaware corporation (the “Company” or “SandRidge”), will be held at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, on June 19, 2018, at 9:00 a.m., central time, with respect to the proposals described below.

DATE AND TIME	LOCATION	RECORD DATE
June 19, 2018, at 9:00 a.m., central time	123 Robert S. Kerr Avenue Oklahoma City, Oklahoma 73102	April 20, 2018

Proposals

1
Elect seven directors to serve on our Board of Directors (the “Board”) until the Company’s annual meeting in 2019, and until their successors are elected and duly qualified

Vote Required: plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

THE BOARD’S RECOMMENDATION: VOTE FOR EACH BOARD DIRECTOR NOMINEE, FOR TWO OF THE ICAHN NOMINEES WHO ARE INDEPENDENT OF BOTH THE COMPANY AND ICAHN, AND NOT FOR MORE THAN TWO ICAHN NOMINEES

2
Ratify the continuation of the Short-Term Rights Plan until November 26, 2018 to protect stockholders from unfair takeover strategies while the Board reviews strategic alternatives

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

3
Ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

4
Approve, in a non-binding vote, the compensation provided to the Company’s named executive officers

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

THE BOARD’S RECOMMENDATION: VOTE FOR	THE BOARD’S RECOMMENDATION: VOTE FOR	THE BOARD’S RECOMMENDATION: VOTE FOR

Based on information disclosed in the preliminary proxy statement filed by Carl C. Icahn and his affiliates (collectively, “Icahn”) with the Securities and Exchange Commission (the "SEC") on April 24, 2018 or otherwise provided to the Company by Icahn, the Board has determined that, among the five Icahn Nominees, Messrs. John "Jack" Lipinski, Bob G. Alexander and Randolph C. Read are independent of both the Company and Icahn. The Board recommends that, in addition to voting FOR the five incumbent Board nominees, you vote FOR two of the Icahn Nominees who are independent of both the Company and Icahn, and NOT for more than two Icahn Nominees. As the Company is using a “universal” proxy card, all of the five incumbent nominees recommended by the Board and the five Icahn Nominees are named on the enclosed WHITE proxy card. Importantly, if you mark more than seven “FOR” boxes for the election of directors, all of your votes for the election of directors will be deemed invalid.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders, unless required by applicable law or the Amended and Restated Bylaws of the Company (the “Bylaws”).

6     SandRidge Energy Inc.

Notice of Annual Meeting of Stockholders

Stockholders of record of shares of our common stock at the close of business on April 20, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to complete and submit the enclosed WHITE proxy card, even if your shares were sold after such date. If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed WHITE proxy card. A list of our stockholders as of the close of business on the Record Date will be available at the Annual Meeting and at the Company’s corporate office, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, for the ten days prior to the Annual Meeting.

*********************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2018

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2018 Annual Report, and any amendments thereto, and form WHITE proxy card are available free of charge at: www.ViewOurMaterial.com/SD. Directions for attending the Annual Meeting in person are available on our website at http://www.sandridgeenergy.com under “Contact.”

Your vote will be especially important at the Annual Meeting. Icahn has nominated a slate of five individuals for election as directors to the Board (the “Icahn Nominees”) at the Annual Meeting in opposition to the five incumbent nominees recommended by the Board. Icahn seeks to take control of your Company without paying an adequate control premium to you, the Company’s stockholders. The payment of a control premium by an opposition stockholder seeking to take control of a board of directors by electing its own slate of directors is not required by law and control premiums are not commonly associated with exercising a right to nominate directors, but rather are referred to in connection with purchases of a controlling interest in the capital stock of a company. Stockholders are not entitled to appraisal or dissenters’ rights if an opposition stockholder takes control of a board of directors through election of its own slate.

The Board recommends a vote “FOR” the election of each of the five incumbent director nominees recommended by the Board, FOR two of the Icahn Nominees who are independent of both the Company and Icahn, and NOT for more than two Icahn Nominees, all of whom are named on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any gold proxy card(s) or voting instruction form(s) that you may receive from Icahn or any of its representatives or affiliates. If receive proxy solicitation materials from Icahn, the Board recommends that you disregard them. As the Company is using a “universal” proxy card containing all of the Company nominees as well as the Icahn Nominees, there is no need to use any other proxy regardless of how you propose to vote. IMPORTANTLY, IF YOU MARK MORE THAN SEVEN “FOR” BOXES FOR THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. We are not responsible for the accuracy of any information provided by or relating to Icahn or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Icahn or any other statements that Icahn or its representatives have made or may otherwise make.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY ICAHN OR ANY OF ITS AFFILIATES IN RESPECT OF THE ANNUAL MEETING, YOU CAN REVOKE THAT PROXY AND SUBMIT A PROXY TO VOTE FOR THE BOARD’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE WHITE PROXY CARD TO SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SIGNING, DATING AND RETURNING ANY PROXY CARD THAT ICAHN OR ANY OF HIS AFFILIATES MAY SEND TO YOU, EVEN WITH INSTRUCTIONS TO VOTE “WITHHOLD” WITH RESPECT TO THE ICAHN NOMINEES, WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S NOMINEES ON A WHITE PROXY CARD AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

IF YOU ARE A RECORD HOLDER OF SHARES, OR AN OWNER WHO OWNS SHARES IN “STREET NAME” AND OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OR REVOKE YOUR PRIOR VOTING INSTRUCTIONS.

MacKenzie Partners, Inc. (“MacKenzie”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock, please contact MacKenzie at (800) 322-2885 (toll free for stockholders) or (212) 929-5500 (call collect for banks and brokers). We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in SandRidge.

By Order of the Board of Directors,

Philip T. Warman, Corporate Secretary

Oklahoma City, Oklahoma
May 10, 2018

2018 Proxy Statement      7

Notice of Annual Meeting of Stockholders

Please sign, date and promptly return the enclosed WHITE proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your WHITE proxy card or on the voting instruction form provided by your broker.

Brokers cannot vote on any of the Proposals without your instructions.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices and any documents incorporated by reference, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact MacKenzie, the Company’s proxy solicitor:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

8     SandRidge Energy Inc.

2018 Proxy Statement      9

Proxy Statement Summary

This summary highlights information about SandRidge Energy, Inc. and certain information contained elsewhere in this Proxy Statement for SandRidge’s 2018 Annual Meeting of Stockholders. This summary does not contain all of the information that you should consider in voting your shares and you should read this entire Proxy Statement carefully before voting. The proxy materials including a WHITE proxy card and the Annual Report to Stockholders are first being mailed to stockholders beginning on May 10, 2018.

Proposals and Board Recommendations

PROPOSAL 1. Elect seven directors to serve on our Board until the Company’s annual meeting in 2019

The Nominating and Governance Committee and the Board have determined to nominate our five incumbent directors Sylvia K. Barnes, Kenneth H. Beer, Michael L. Bennett, William (Bill) M. Griffin, Jr., and David J. Kornder to serve on the Board at the Annual Meeting. The Nominating and Governance Committee and the Board believe the nominees possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. If elected, each nominee would serve a term expiring at the close of our 2019 annual meeting or until his or her successor is duly elected. The Nominating and Governance Committee and the Board also believe that such nominees can properly oversee the ongoing review of strategic alternatives without any conflict of interest due to a potential acquirer of the Company. The Nominating and Governance Committee and the Board further believe that the Board should be expanded to seven members, with such newly created vacancies being filled by independent directors who are not affiliates of a potential acquirer of the Company. To that end, the Nominating and Governance Committee and the Board recommend that stockholders elect two of the Icahn Nominees who are independent of both the Company and Icahn to fill such vacancies.

Our Board contemplates that each of the five incumbent nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Governance Committee and whom the Board may propose to replace such nominee.

Vote Required: plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

VOTE FOR EACH OF THE FIVE INCUMBENT DIRECTOR NOMINEES, FOR TWO OF THE ICAHN NOMINEES WHO ARE INDEPENDENT OF BOTH THE COMPANY AND ICAHN, AND NOT FOR MORE THAN TWO ICAHN NOMINEES	Page 28

PROPOSAL 2. Ratify the continuation of the Short-Term Rights Plan until November 26, 2018

The Short-Term Rights Plan is intended to protect stockholders from unfair, abusive or coercive takeover strategies, including acquisition of control without payment of an adequate premium, while the Board continues its review of strategic alternatives to maximize stockholder value. This strategic alternatives review process may include divestment or joint venture opportunities associated with our North Park Basin assets, potential corporate and asset combination options and may also include a sale of the Company. In light of the Board’s commitment to leading a thorough and fair review process, and taking into consideration the ongoing efforts of certain holders to potentially bias or preempt that process, the Board believes it is in the best interest of stockholders to extend the Short-Term Rights Plan.

The Short-Term Rights Plan will expire unless ratified by stockholders at the Annual Meeting. If stockholders choose to extend the Short-Term Rights Plan, it will continue in effect until November 26, 2018. The Board believes that this allows for sufficient time to complete the strategic alternatives evaluation prior to the expiration of the Short-Term Rights Plan.

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

VOTE FOR	Page 38

PROPOSAL 3. Ratify the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018

The Audit Committee has appointed PwC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee and the Board believe that the continued retention of PwC to serve as the independent auditor is in the best interests of the Company and its stockholders.

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

VOTE FOR	Page 44

PROPOSAL 4. Approve, in a non-binding vote, the compensation provided to the Company’s named executive officers

We have updated our executive compensation program with the input of an independent compensation consultant to further incentivize the achievement of our Company’s strategic objectives, attract and retain high-performing executives and align executive pay with Company performance and the long-term interests of its stockholders. We are seeking a nonbinding advisory vote from our stockholders to approve the compensation of our named executive officers as further described in this Proxy Statement. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

VOTE FOR	Page 47

10     SandRidge Energy Inc.

Proxy Statement Summary

Casting Your Vote

Your vote is important, and we urge you to vote in advance of the Annual Meeting using one of the methods below.

INTERNET https://www.cesvote.com	TOLL-FREE CALL FROM THE U.S. OR CANADA 1-888-693-8683	MAIL Sign and date the enclosed WHITE proxy card, and return it in the enclosed postage-paid envelope to: SandRidge Energy, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230

Board Nominees

You are being asked to vote on the election of seven directors at the Annual Meeting. The Board recommends that you vote for the re-election of each of the five incumbent directors, and for the election of two of the Icahn Nominees who are independent of both the Company and Icahn. Information about each incumbent director’s experiences, qualifications and skills can be found beginning on page 29.

					Board Committee Memberships
Name	Age	Director Since	Principal Occupation	Independent	A	N&CG	C
Sylvia K. Barnes	61	2018	Principal and Owner of Tanda Resources LLC	Yes	●		■
Kenneth H. Beer	60	2018	EVP and CFO, Stone Energy Corporation	Yes	●	●
Michael L. Bennett	64	2016	President and CEO, Terra Industries, Inc. (retired)	Yes		■	●
Bill Griffin	58	2016	Interim President and CEO, of SandRidge Energy, Inc.	No
David J. Kornder	57	2016	Co-Founder and Managing Director, Sequel Energy Group LLC	Yes	■

A: Audit	N&CG: Nominating and Corporate Governance	C: Compensation	●	: Member	■: Chair

Information about the Icahn Nominees, including the three Icahn Nominees that the Board has determined to be independent of both the Company and Icahn (John "Jack" Lipinski, Bob G. Alexander and Randolph C. Read) can be found in Annex D to this Proxy Statement.

Board Composition

In evaluating the composition of the current Board, and in recommending director candidates in the future, the Nominating and Governance Committee considers the diversity of skills and experiences present among the current members of the Board. We believe the skills and experiences highlighted in the following matrix are most likely to significantly contribute to the functioning of the Board. Not every skill or experience of a director is listed.

DIRECTOR SKILLS AND EXPERIENCES

	Barnes	Beer	M. Bennett	B. Griffin	Kornder
Public Company CEO
E&P Business Leadership
Public Company Financial Management / Reporting
E&P Operations / Technical Experience
Capital Markets / M&A
Corporate Governance and Other Public Company Directorship
Independent

2018 Proxy Statement      11

Proxy Statement Summary

DIVERSITY OF BACKGROUND

Public Company CEO	Public Company Financial Management / Reporting	Capital Markets / M&A

E&P Business Leadership	E&P Operations / Technical Experience	Corporate Governance and Other Public Company Directorship

AGE DIVERSITY	TENURE	BOARD REFRESHMENT (since 2017 Annual Meeting)

Median Age: 60	100% have served 2 years or less	Mr. James D. Bennett departed from the Board, March 2018

Mr. John V. Genova resigned as Chairman and departed from the Board, April 2018
40% younger than 60	40% have served 1 year or less	Ms. Barnes joined the Board, February 2018
Mr. Beer joined the Board, April 2018

INDEPENDENCE		AUDIT COMMITTEE

4 out of 5 of our current directors are independent		All Audit Committee members have been determined to be Audit Committee Financial Experts
Independent, non-executive Chairman		GENDER DIVERSITY
All NYSE-required Board committees consist solely of independent directors		1 woman and 4 men comprise our current Board

Corporate Governance Highlights

Board Accountability to
Stockholders
✓Annual election of directors
✓Stockholders may demand special meetings at any time with consent of 25% of outstanding shares
✓Stockholder can amend the Bylaws by a majority of the shares entitled to vote
✓Directors elected by majority voting in uncontested elections (with a resignation policy for incumbent director nominees)
✓Stockholders can remove directors with or without cause by a majority of the shares entitled to vote
✓Company opted out of Section 203 of the Delaware General
Corporation Law, the anti-takeover statute
Board Independence
✓4 of our 5 incumbent director nominees are independent
✓Independent Chairman of the Board
✓All NYSE-required Board committees consist solely of independent directors
✓Regular executive sessions of independent directors
✓100% Board and Committee meeting attendance in 2017
Effective Governance ✓Board and Committee evaluations overseen by the Nominating and Governance Committee ✓Independent Chairman ✓Comprehensive Corporate Governance Guidelines

12     SandRidge Energy Inc.

Proxy Statement Summary

Stockholder Engagement

The Board and the Compensation Committee engaged in extensive dialogue with stockholders in 2017 and the first quarter of 2018 regarding the strategic direction of the Company, corporate governance and executive compensation. The following timeline of key events reflects the Company’s strong engagement with its stockholders:

2018 Proxy Statement      13

Proxy Statement Summary

2017 Financial and Operational Performance

SandRidge total stockholder return (“TSR”) outperformed its E&P peer group average in 2017. See page 50 for details. For a complete description of the Company’s 2017 peer group, see page 63.

TSR PEER SHARE PRICE PERFORMANCE

2017 was a year of solid operating performance, delivering, or exceeding our production and cost reduction guidance.

What we said we would do1	What we did[2]	How we did it
4.0 - 4.2 MMBbls oil production	4.2 MMBbls Oil Production at high point of guidance	Increased production guidance Q2’17 by 200 Mboe (100% liquids) due to well performance in both plays and improved the Niobrara type curve due to shallower decline; generation 3 Niobrara wells collectively outperformed improved type curve by 8%; minimized Midcontinent downtime through various preventative methods with a production deferral rate of only 5%
14.0 - 14.7 MMBOE total production	14.9 MMBOE Total Production exceeded highpoint of guidance
$8.00 - $9.00 Lease operating expense per BOE	$6.89 (19% under midpoint and 14% below the low end of the range) Far exceeded LOE reduction goals	Reduced lease operating guidance twice in 2017 (Q2’17 & Q3’17), primarily from efficiency and cost reduction gains in the Midcontinent. Centralized supervision and dispatch allowed for the reduction of associated headcount and water-hauling costs; extended artificial lift run-time and use of existing equipment reduced workover spend; electrical initiatives resulted in lower facility maintenance costs
$4.25 - $4.50 Adjusted G&A Expense per BOE[3]	$5.10 unadjusted G&A calculated in accordance with GAAP	Realized savings through intensive office and fleet cost management, reduced consulting spend and project timing, and favorable legal outcomes
$3.72 (15% under midpoint and 12.5% below the low end of the range) Far exceeded Adjusted G&A Expense[3] reduction goals

[1]	As detailed under “2017 Capital Expenditure and Operational Guidance” in the Company’s press release titled, “SandRidge Energy, Inc. Reports Financial and Operational Results for Fourth Quarter and the Full Year of 2016” issued February 22, 2017.
[2]	As detailed under “2017 Actual Results v. 2017 Capital Expenditure and Operational Guidance” in the Company's press release titled, “SandRidge Energy, Inc. Reports Financial and Operational Results for Fourth Quarter and Full Year of 2017” issued February 21, 2018.
[3]	Adjusted G&A expense is a non-GAAP financial measure. The Company has defined this measure and reconciled to the most directly comparable GAAP financial measure in the attached Annex B.

14     SandRidge Energy Inc.

Proxy Statement Summary

Safety, capital program return, balance sheet initiatives and acquisition and divestiture activity improved SandRidge’s competitiveness in 2017

14.7 MMBOE Proved reserves added, representing 203% reserve replacement in 2017	$264 million Eliminated in convertible debt	Acquired NW STACK Bolt-on acreage

TRIR of 0.40 Total recordable incident rate reduced 33% from 2016	Refinanced non- conforming credit facility with onerous covenants to a conforming credit facility with increased borrowing base	$200 Million Executed Development Agreement (initial tranche $100 million) to fund delineation of NW STACK assets.

MVIR of 1.46 Motor vehicle incident rate reduced 41% from 2016	$9 million savings in Non-D&C workover capex, reduced by 24%	$21.9 million of non-core asset sales ($33.7 million from the Company’s active divestiture program since its emergence from Chapter 11 reorganization in October 2016.)

Executive Compensation Highlights

Our executive compensation principles emphasize the achievement of our Company’s strategic objectives, attract and retain high-performing executives and align executive pay with Company performance and the long-term interests of its stockholders.

Key 2017 Compensation Program Elements

For 2017, we eliminated the incentive compensation program adopted by the prior board of directors in connection with the Company’s reorganization and returned to a balanced compensation program consisting of base salary, a multi-metric, performance-based annual incentive and a combination of time- and performance-based long-term incentive compensation, each at historic target levels. For 2017, minimum levels of compensation established by the employment agreements in effect at the Company’s emergence from Chapter 11 bankruptcy continued to apply. These employment agreements were assumed, effective October 4, 2016, pursuant to the plan of reorganization which was approved by substantial majorities of the Company’s creditors and confirmed by the Bankruptcy Court prior to the appointment of the Company’s Board.

	Fixed		Variable

Long-Term Incentive Program

	Base Salary	Annual Incentive Program	Performance Share Units (PSUs): 25% weighting	Restricted Stock: 75% weighting
What?
		Cash	Stock
When?	Annual	Annual	2.5 years (transitioning to three years in 2018)
How? Measures, Weightings, & Payouts	Market rate, as well as individual criteria	Multi-metric performance scorecard with Compensation Committee negative discretion	Multi-metric performance scorecard and stock price performance	Stock price performance upon vesting
Why?	Attract and retain talent	Motivate executives by linking variable cash compensation to key annual performance goals tied to business strategy	Rewards the achievement of key long-term strategic goals, drives ownership mentality and aligns the interests of executives with those of stockholders	Promotes retention of key talent, drives ownership mentality and reinforces the link between the interest of executives and those of stockholders
For More Detail	page 56	page 57	page 58	page 58

2018 Proxy Statement      15

Proxy Statement Summary

ANNUAL INCENTIVE PROGRAM

For 2017, we established a multi-metric performance scorecard, which balanced production growth with cost reduction and capital program return goals to ensure our management team was not incentivized to pursue growth at any cost. We believe these goals contributed to the achievement of our strategic objectives and support long-term value. The Company satisfied its performance hurdle by achieving Adjusted EBITDA2 of $193 million and the overall annual incentive program paid out at 116% based on the Company’s 2017 performance relative to its performance goals. See the definition of each metric on page 57.

Metric	Link to Business Strategy	Weighting	Target (Result)	Weighting Score
Capital Program Return	Efficient and effective allocation of capital combined with strong operational performance		20% (17.46%)	15.9%
Per Unit Adjusted Operating Cost[3]	Achievement of production targets while operating efficiently and minimizing unnecessary costs		13.7 $/BOE (11.28 $/BOE)	50.0%
Oil Production	Driver of revenue and growth		4.1 MMBBL (4.16 MMBBL)	13.3%
Total Production	Driver of revenue and growth		14.8 MMBOE (14.91 MMBOE)	13.9%
Strategic and Operational Goals	Qualitative assessment of various other key operational and strategic value drivers			23%
			TOTAL:	116%

2017 CEO Pay

2017 CEO TARGET TOTAL DIRECT COMPENSATION

Our President and CEO’s target pay package in 2017 was comprised of 87.2% variable/at-risk elements that were contingent upon the Company’s financial, operational, and/or share price performance:

2017 ACTUAL CEO COMPENSATION

$915,000
base salary, his minimum base salary under his employment agreement and the same as in 2016
$5.3mm
total long-term incentive grant, his effective minimum LTI grant under his employment agreement during the 2-year Change in Control period following the Company’s emergence from bankruptcy
$0
annual incentive payment
$7.3mm
total direct compensation, less than 40% of his total direct compensation in 2016

[2]	Adjusted EBITDA is a non-GAAP financial measure. The Company has defined this measure and reconciled to the most directly comparable GAAP financial measure in the attached Annex B.
[3]	Per Unit Adjusted Operating Costs is a non-GAAP financial measure. The Company has defined this measure and reconciled to the most directly comparable GAAP financial measure in the attached Annex B.

16     SandRidge Energy Inc.

Solicitation of Proxies

The enclosed proxy is solicited by the Board of SandRidge Energy, Inc. for use at the 2018 Annual Meeting of Stockholders, or the Annual Meeting, to be held at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, on June 19, 2018, at 9:00 a.m., central time or at any adjournment or postponement thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “SandRidge” or the “Company,” we are describing SandRidge Energy, Inc., a Delaware corporation, and when we refer to the “Board,” we are describing the Company’s Board. We refer to holders of common stock as of April 20, 2018, or the Record Date, as “stockholders.” Proxies are solicited to give all stockholders an opportunity to vote on matters properly presented at the Annual Meeting.

Our Annual Report to Stockholders for the year ended December 31, 2017 (“Annual Report”), including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials used for the solicitation of proxies. This Proxy Statement along with a WHITE proxy card and the Annual Report to Stockholders is first being mailed to stockholders beginning on May 10, 2018.

2018 Proxy Statement      17

Questions and Answers about the Annual Meeting

Why am I receiving this Proxy Statement?
The Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock at the close of business on April 20, 2018, or the Record Date, and, therefore, are entitled to vote at the Annual Meeting. At the Annual Meeting, the Company asks you to vote on four proposals:

●	Proposal 1: Elect seven directors to serve on our Board until the Company’s annual meeting in 2019;
●	Proposal 2: Ratify the continuation of the Short-Term Rights Plan until November 26, 2018 (“Ratification Vote on the Rights Plan”);
●	Proposal 3: Ratify the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and
●	Proposal 4: Approve, in a non-binding vote, the compensation provided to the Company’s named executive officers (“Advisory Vote on Compensation”).

How does the Board recommend I vote on the proposals?
The Board unanimously recommends that you vote by proxy using the WHITE proxy card with respect to the proposals, as follows:

●	FOR the Board’s five incumbent nominees for director set forth on pages 29-32, FOR two of the Icahn Nominees who are independent of both the Company and Icahn, and NOT for more than two Icahn Nominees;
●	FOR the Ratification Vote on the Rights Plan;
●	FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and
●	FOR the approval of the Advisory Vote on Compensation.

The Company urges stockholders to sign and return only the WHITE proxy card or WHITE voting instruction form and to IGNORE any gold proxy card or gold voting instruction form received from Icahn. As the Company is using a universal proxy card which includes the names of all identified director candidates, there is no need to use the Icahn gold proxy card or voting instruction form, regardless of which candidates for director you intend to support. In addition, the Company reminds stockholders that only the most recently dated voting instructions will be counted and any prior dated instructions will be disregarded. If you wish to vote as recommended by the Board, then you should only submit a WHITE proxy card or WHITE voting instruction form.

When and where is the meeting?
The Annual Meeting will be held at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, on June 19, 2018.

Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Annex C to this Proxy Statement.

Because our WHITE proxy card names the five Icahn Nominees as well as the five incumbent nominees recommended by the Board, such Icahn Nominees may also be deemed as "participants" in our solicitation. Certain required information about the Icahn Nominees is set forth in Annex D to this Proxy Statement.

Additionally, the Company has retained MacKenzie, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

Have other candidates been nominated for election as directors at the Annual Meeting in opposition to the Board’s nominees?

Yes, Icahn has nominated five individuals (the “Icahn Nominees”) for election at the Annual Meeting in opposition to the nominees proposed by our Board. You may receive proxy solicitation materials from Icahn, including a proxy statement and gold proxy cards. Voting to “WITHHOLD” with respect to any of Icahn’s nominees on Icahn’s gold proxy card is not the same as voting for the Board’s nominees because a vote to “WITHHOLD” with respect to any of Icahn’s nominees on the gold proxy card will revoke any proxy you previously submitted. If you have already voted using Icahn’s gold proxy card, you have every right to change your vote by voting by Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest-dated validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the meeting. See “If I have already voted by proxy on the

18     SandRidge Energy Inc.

Questions and Answers about the Annual Meeting

proposals, can I still change my mind?” below. Even if you wish to vote for one or more of the Icahn Nominees, there is no need to vote using the gold proxy card. The WHITE proxy card is a “universal” proxy card that allows you to vote for all five incumbent nominees recommended by the Board, the five Icahn Nominees or a combination thereof. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, MacKenzie, toll free at (800) 322-2885 or collect at (212) 929-5500.

We are not responsible for the accuracy of any information provided by or relating to Icahn or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Icahn or any other statements that Icahn or his representatives have made or may otherwise make.

Why is the Board making such recommendation?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?
Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. On April 20, 2018, there were 35,402,981 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote, including unvested shares of restricted stock issued to our directors, executive officers and employees.
How do I vote my shares?
The process for voting your shares depends on how your shares are held. Generally, you may hold shares in your name as a “record holder” or in “street name” through a nominee, such as a broker or bank.

If you hold shares in your name as a “record holder,” you can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

●	Sign and date the enclosed WHITE proxy card, and return it in the enclosed postage-paid envelope;
●	Vote by telephone by placing a toll-free call from the U.S. or Canada to 1-888-693-8683 as described in the enclosed WHITE proxy card; or
●	Vote over the Internet at https://www.cesvote.com as described in the enclosed WHITE proxy card.

Please note that telephone and Internet voting will close at 11:59 p.m., eastern time, on June 18, 2018.

If you are a record holder and wish to attend the Annual Meeting and vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to June 19, 2018 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee (as is the case when you hold shares in a brokerage account), you should receive separate instructions from the record holder of your shares describing how to vote. Given the contested nature of the election, your broker will only be able to vote your shares with respect to any proposals at the Annual Meeting if you have instructed your broker how to vote. Please instruct your broker how to vote your shares using the voting instruction form you receive from your broker. Please return your completed WHITE proxy card or voting instruction form to your broker and contact the person responsible for your account so that your vote can be counted. If your broker permits you to provide voting instructions by Internet or by telephone, you may vote that way as well.

If your shares are held in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain and bring with you to the Annual Meeting a legal proxy from the record holder of your shares as of the close of business on April 20, 2018, indicating that you were a beneficial owner of shares as of the close of business on such date and further indicating the number of shares that you beneficially owned at that time.

What is a quorum?
A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the Record Date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card, vote by telephone or the Internet, or attend the Annual Meeting and vote in person, your shares will be counted as present to determine whether there is a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.

What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?
If you properly complete, sign, date and return a WHITE proxy card or voting instruction form, your shares of common stock will be voted as you specify. If you are a stockholder of record and you sign and return a WHITE proxy card, but make no specifications on such proxy card, your shares of common stock will be voted in accordance with the recommendations of our Board, as provided above. If you own your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of common stock for you, your shares of common stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. If a proposal is determined to be routine, your bank, broker, trustee or other nominee is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your bank, broker, trustee or other nominee is not permitted to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy, but does not vote on a particular proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the stockholder for whom it is holding shares.

2018 Proxy Statement      19

Questions and Answers about the Annual Meeting

What is a universal proxy card?
A universal proxy card lists on a single card all candidates nominated by the Board and all candidates nominated by a stockholder and allows stockholders to vote for candidates among all candidates nominated, regardless of who nominated them. Universal proxy cards are widely supported by independent proxy advisors, institutional investors and other independent parties because they enhance voting flexibility for stockholders who cannot or do not wish to attend a meeting or who cannot or do not wish to craft their own form of proxy or equivalent document.

In contrast, a traditional proxy card only lists candidates nominated by either the Board or a stockholder. A stockholder that wants to vote for some directors on each of the company’s and the stockholder’s proxy cards cannot do so using one proxy card. If both proxy cards were returned, the second proxy card would cancel out and replace the first. As a practical matter, a traditional proxy card essentially requires stockholders to choose between two slates of candidates.

To the extent that Icahn provides a proxy card to stockholders in street name, none of the proposals at the Annual Meeting are considered a routine matter. As a result, if you own your shares in street name, then we encourage you to provide voting instructions to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

What happens if I vote for more than seven nominees for election as director?
You may vote “FOR” up to seven nominees for election as director in total. If you vote “FOR” more than seven nominees for election as director, your vote will be considered invalid and will not be counted and shall have no effect on the outcome of the vote on director election.

What is the effect of abstentions and broker non-votes?
Abstentions and broker “non-votes” will be counted for purposes of establishing a quorum. Abstention may be specified on all proposals, except the election of directors (Proposal 1). Abstention on Proposals 2, 3 and 4 will have the same effect as a vote against such proposals.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter.

NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote for the proposal without voting instructions. The only proposal that would be considered routine if you do not receive proxy materials from Icahn would be the ratification of the selection of PwC as our independent registered public accounting firm. If a proposal is not routine, the broker may vote on the proposal only if the owner has provided voting instructions. If a broker does not receive voting instructions for a non-routine proposal, the broker will return a proxy card without a vote on that proposal, which is usually referred to as a “broker non-vote.” We do not anticipate any of the proposals presented at the Annual Meeting will allow brokers to exercise discretionary voting power. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals and, therefore, will have no effect on the outcome of the proposals.

If I have already voted by proxy on the proposals, can I still change my mind?
Yes. If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Corporate Secretary, SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102 that we receive no later than June 18, 2018, (2) timely delivering or submitting a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, (3) voting again by telephone or through the Internet, or (4) if you are present at the Annual Meeting and either vote in person or notify the corporate secretary in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.

If you have previously submitted a gold proxy card sent to you by Icahn, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card. Submitting a gold proxy card sent to you by Icahn will revoke votes you have previously made via the Company’s WHITE proxy card.

If you own shares of our common stock in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee within the timing provided to you by your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee which holds your shares in street name.

What vote is required to approve the election of directors?
Because we are facing a contested election, the election of directors to our Board requires approval of a plurality of the shares of our common stock represented in person or by proxy and entitled to vote on the proposal. This means that the director nominees receiving the highest number of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the seven director nominees receiving the most “for” votes at the Annual Meeting will be elected. In voting on the election of directors, you may vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

What vote is required to approve the Ratification Vote on the Rights Plan?
A majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal must vote “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Ratification

20     SandRidge Energy Inc.

Questions and Answers about the Annual Meeting

Vote on the Rights Plan, you may vote “FOR” or “AGAINST” the proposal or “ABSTAIN” from voting. If you “ABSTAIN” from voting, your vote will have the same effect as a vote “AGAINST” the proposal.

What vote is required to approve the ratification of the selection of PwC as our independent registered public accounting firm?
A majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal must vote “FOR” the ratification of the selection of PwC as our independent registered public accounting firm in order for such ratification to be approved at the Annual Meeting. In voting on the proposal, you may vote “FOR” or “AGAINST” the ratification or “ABSTAIN” from voting. If you “ABSTAIN” from voting on the proposal, your vote will have the same effect as a vote “AGAINST” the proposal.

What vote is required to approve the Advisory Vote on Compensation?
A majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal must vote “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation, you may vote “FOR” or “AGAINST” the compensation provided to the Company’s named executive officers or “ABSTAIN” from voting. If you “ABSTAIN” from voting, your vote will have the same effect as a vote “AGAINST” the proposal.

How many votes do I have?
Stockholders are entitled to one vote per proposal for each share of our common stock owned as of the close of business on the Record Date. All votes will be tabulated by an independent inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.

How will my shares of common stock be voted?
The shares of our common stock represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of the five incumbent director nominees recommended by the Board (Proposal 1); FOR the ratification of the continuation of the Short-Term Rights Plan until November 26, 2018 (Proposal 2); FOR the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3); and FOR the approval, in a non-binding vote, the compensation provided to the Company’s named executive officers (Proposal 4).

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than January 10, 2019. For a stockholder proposal, including a director nomination, to be considered at next year’s annual meeting but not included in the proxy statement relating to such meeting, the written proposal must be received by us no earlier than March 21, 2019 and no later than April 20, 2019. Please see “General Information—Stockholder Proposals and Nominations” for a more detailed discussion of the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting.

What if I do not mark a voting choice for some of the matters listed on my WHITE proxy card?
If you return a signed WHITE proxy card without indicating your vote, your shares will be voted: FOR the election of the five incumbent director nominees recommended by the Board (Proposal 1); FOR the ratification of the continuation of the Short-Term Rights Plan until November 26, 2018 (Proposal 2); FOR the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3); and FOR the approval, in a non-binding vote, the compensation provided to the Company’s named executive officers (Proposal 4).

Could other matters be decided at the Annual Meeting?
We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning a WHITE proxy card or submitting your proxy or voting instructions by telephone or via the Internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least 45 days before the anniversary date on which we first sent our proxy materials for the 2017 Annual Meeting of Stockholders or by April 16, 2018, which is the date specified by the advance notice provisions set forth in our Bylaws, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

What do I need for admission to the Annual Meeting?
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by

2018 Proxy Statement      21

Questions and Answers about the Annual Meeting

the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide government-issued photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. We will not be able to admit anyone who refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not your plan to attend the Annual Meeting.

Your vote is important. Please submit your WHITE proxy card even if you plan to attend the Annual Meeting.

Has the Company received notice from one or more stockholders that they are intending to nominate director candidates at the Annual Meeting?
Yes. Mr. Icahn, along with his affiliates, has delivered notice to the Company of his nomination of five director candidates for election to the Board at the Annual Meeting to serve a one-year term until their successors are elected and qualified, and has indicated that he, his nominees and certain of his affiliates beneficially owned in the aggregate 4,818,832 shares of our common stock as of the notice date, representing approximately 13.6% of the shares of our outstanding common stock.

What does it mean if I receive more than one set of proxy materials?
Since Icahn has submitted alternative director nominees to the Board in opposition to the nominees proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive multiple sets of proxy materials, including multiple WHITE proxy cards. If you hold shares in more than one account, please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What should I do if I receive a proxy card from Icahn?
Icahn has proposed five director nominees for election at the Annual Meeting in opposition to the nominees proposed by our Board. We expect that you may receive proxy solicitation materials from Icahn, including an opposition proxy statement and a gold proxy card. As the Company is using a “universal” proxy card containing all of the Company nominees as well as the Icahn Nominees, there is no need to use any other proxy card regardless of how you propose to vote. The Board strongly urges you NOT to sign or return any gold proxy cards or voting instruction forms that you may receive from Icahn. We are not responsible for the accuracy of any information provided by or relating to Icahn or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Icahn or any other statements that Icahn or his representatives have made or may otherwise make. If you do vote “Withhold” on Icahn’s nominees using the gold proxy card sent to you by Icahn, then your vote will not be counted as a vote for any of the director nominees recommended by our Board, but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. However, if you wish to vote pursuant to the recommendation of our Board, then you should disregard any proxy card that you receive other than the WHITE proxy card. If you have already voted using the gold proxy card provided by Icahn, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting by telephone or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest proxy you submit will be counted. If you have any questions or need assistance voting, please call MacKenzie, 1407 Broadway, 27th Floor, New York, New York 10018, our proxy solicitor, at (800) 322-2885.

Who will pay for the cost of this proxy solicitation and how will the Company solicit votes?
The expenses of this proxy solicitation, including the cost of preparing and mailing this proxy statement and accompanying WHITE proxy card, will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s common stock. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies in person or by telephone, electronic transmission and facsimile transmission. Other than the persons described in this Proxy Statement, no specific class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Any such directors, officers or employees will not be additionally compensated, but may be reimbursed for their out-of-pocket expenses in connection therewith. We have retained MacKenzie to aid in the solicitation of proxies which will be paid a fee estimated to be $700,000 plus reimbursement of customary disbursements and expenses. MacKenzie expects that approximately 60 of its employees will

22     SandRidge Energy Inc.

Questions and Answers about the Annual Meeting

assist in the solicitation. Our aggregate expenses, including legal fees and fees and expenses of MacKenzie, excluding salaries and wages of our regular employees, are expected to be approximately $2.5 million, of which approximately $600,000 has been incurred as of the date of this Proxy Statement.

Annex C sets forth information relating to our directors and director nominees as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Because our WHITE proxy card names the five Icahn Nominees as well as the five incumbent nominees recommended by the Board, such Icahn Nominees may also be deemed as "participants" in our solicitation. Certain required information about the Icahn Nominees is set forth in Annex D to this Proxy Statement.

Do I have appraisal or dissenters rights?
Icahn seeks to take control of your Company without paying an adequate control premium to you, the Company’s stockholders. The payment of a control premium by an opposition stockholder seeking to take control of a board of directors by electing its own slate of directors is not required by law and control premiums are not commonly associated with exercising a right to nominate directors, but rather are referred to in connection with purchases of a controlling interest in the capital stock of a company.

None of the Delaware General Corporation Law, our charter nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the Annual Meeting?
MacKenzie is assisting us with our effort to solicit proxies. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, INCLUDING SYLVIA K. BARNES, KENNETH H. BEER, MICHAEL L. BENNETT, BILL GRIFFIN AND DAVID J. KORNDER, FOR TWO OF THE THREE ICAHN NOMINEES WHO ARE INDEPENDENT OF BOTH THE COMPANY AND ICAHN (MESSRS. LIPINSKI, ALEXANDER AND READ), AND FOR PROPOSALS 2, 3 AND 4.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY ICAHN, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

2018 Proxy Statement      23

Background of the Solicitation

On November 14, 2017, the Company entered into an Agreement and Plan of Merger with Bonanza Creek Energy, Inc. (“Bonanza Creek”), pursuant to which the Company would acquire Bonanza Creek through a merger of a wholly owned subsidiary of the Company with and into Bonanza Creek.

On November 22, 2017, Carl C. Icahn and certain affiliated entities (together, “Icahn”) filed a Schedule 13D (the “Icahn Schedule 13D”), disclosing a 13.5% aggregate ownership interest in the Company. In the Icahn Schedule 13D, Icahn expressed his objection to the proposed Bonanza Creek transaction, and his intent to have discussions with James D. Bennett, the then-President and Chief Executive Officer of the Company, and the Board regarding his justifications for entering into a transaction to acquire Bonanza Creek.

On November 26, 2017, the Company adopted the Short-Term Rights Plan for the purpose of, among other reasons, protecting the Company’s stockholders’ right to vote, on a fully informed basis, on the proposed issuance of Company common stock in connection with the Bonanza Creek transaction.

On November 30, 2017, Icahn delivered a public letter to the Board in which he objected to the Company’s adoption of the Short-Term Rights Plan and sought clarification regarding whether certain specified actions would trigger the Short-Term Rights Plan. The letter also reiterated his objection to the Bonanza Creek transaction.

On December 1, 2017, Icahn delivered to the Company a demand to inspect the Company’s books and records relating to, among other things, the Company’s compensation of senior management, the Bonanza Creek transaction and the Short-Term Rights Plan. In the demand, Icahn criticized the Company for, among other things, “issuing stock with a low market value for stock with a much higher market value.”

On December 8, 2017, the Company responded to Icahn by confirming that certain specific actions would not trigger the Short-Term Rights Plan and agreeing to make certain documents available to Icahn, including documents relating to the Bonanza Creek transaction and the Short-Term Rights Plan.

On December 9, 2017, outside counsel to Icahn delivered a letter to outside counsel to the Company seeking confirmation that certain actions would not trigger the Short-Term Rights Plan, including actions taken in accordance with Rule 14a-2(b)(2), the so-called “Rule of Ten.”

On December 11, 2017, the Company issued a letter to stockholders highlighting the expected benefits of the Bonanza Creek transaction and explaining the Company’s strategic rationale for the Bonanza Creek transaction. On that same date, the Company filed a preliminary registration statement on Form S-4 with respect to the Bonanza Creek transaction.

On December 12, 2017, counsel to the Company responded to the December 9, 2017 letter from Icahn’s counsel. In this letter, counsel to the Company confirmed its prior statement that, as long as Icahn complied with the Exchange Act rules and regulations, the Company’s organizational documents and Delaware law, none of five potential activities noted by Icahn previously would trigger the Short-Term Rights Plan. The letter further noted that in general, this was true if a stockholder took such activities pursuant to the Rule of Ten, although it questioned whether, given its actions to date, Icahn could avail itself of the Rule of Ten.

On December 13 and 14, 2017, Mr. J. Bennett, together with David Kornder and Bill Griffin, independent directors of SandRidge, held a series of meetings with stockholders who collectively owned at the time approximately 26% of the outstanding shares of SandRidge common stock to understand their views on the Bonanza Creek transaction and the Company generally.

On December 15, 2017, Icahn filed a preliminary proxy statement soliciting proxies from the Company’s stockholders to vote against the proposed issuance of Company common stock in connection with the Bonanza Creek transaction.

During the week of December 18, 2017, Mr. J. Bennett and John V. Genova, the then-Chairman of Board, met with additional stockholders of the Company, including Icahn, who collectively owned at the time approximately 21% of the outstanding shares of SandRidge common stock to understand their views on the Bonanza Creek transaction and the Company generally.

On December 28, 2017, following consultation with the Company’s largest stockholders, the Company entered into an agreement with Bonanza Creek to terminate the proposed Bonanza Creek transaction.

On January 3, 2018, Mr. Icahn called Mr. J. Bennett and demanded, among other things, that (i) two existing directors be replaced with a director chosen by Mr. Icahn and a director chosen by another large shareholder (or a second director chosen by Mr. Icahn if no other large stockholder made any such appointment), (ii) a commitment to a supermajority of the Board to approve any material acquisitions or divestitures or any changes in executive compensation arrangements and (iii) the Board either terminate the Short-Term Rights Plan or, at the least, amend the Short-Term Rights Plan to delete the “Acting in Concert” language and increase the trigger threshold from 10% to 25%. Mr. J. Bennett agreed to apprise the Board on Mr. Icahn’s requests and informed Mr. Icahn that the independent directors of the Board were going to New York the week of January 15 to meet with several large stockholders and would like to schedule a meeting with Mr. Icahn as well.

24     SandRidge Energy Inc.

Background of the Solicitation

On January 3, 2018, the Company filed a request with the SEC to withdraw the preliminary registration statement on Form S-4.

On January 4, 2018, a representative from MacKenzie Partners contacted representatives of Icahn to schedule a meeting with the independent directors of the Board.

On January 5, 2018, Mr. Genova sent Icahn a letter acknowledging receipt of his request but advising that the Board would not make any fundamental decisions regarding Board composition or other significance corporate governance items prior to the stockholder meetings with the independent directors.

On January 9, 2018, Icahn issued an open letter to the Board demanding, among other things, that (i) the Company terminate James D. Bennett for cause, (ii) two of the five Board members resign and be replaced by stockholder-nominated candidates, (iii) the Company amend its Bylaws to require a supermajority vote by Board members on major acquisitions, equity issuances or changes to the Company’s compensation arrangements, and (iv) the Board either terminate the Short-Term Rights Plan or, at the least, amend the Short-Term Rights Plan to delete the “Acting in Concert” language and increase the trigger threshold from 10% to 25%. Icahn further demanded that the Company state publicly by January 11, 2018 that discussions among shareholders concerning his proposal and any other corporate governance changes suggested by other stockholders will not trigger the Short-Term Rights Plan.

Later that day, the Company issued a release noting that the Company had twice confirmed to Mr. Icahn, both publicly in its Form 8-K filed on December 11, 2017 and in a letter to his counsel on December 12, 2017, that the Short-Term Rights Plan did not prevent stockholders from speaking with each other so long as such stockholders do not form a group and comply with federal securities laws.

On January 16 and 17, 2018, the four independent members of the Board held in-person meetings with nine of the largest stockholders of the Company, including Icahn, to discuss and seek input on a wide variety of topics, including the Company’s objectives, its assets, economic growth alternatives, financing strategies and the public proposal from Icahn.

On January 16, 2018, Mr. J. Bennett had a meeting with David Sambrooks, the President and Chief Executive Officer of Midstates Petroleum Company (“Midstates”) in Tulsa about general industry matters. Mr. Sambrooks called Mr. J. Bennett on January 18, 2018 to set up a dinner meeting to discuss unspecified opportunities for the two companies.

On January 19, 2018, the Board met to discuss the stockholder feedback from earlier in the week.

On January 22, 2018, the four independent directors had a meeting with a tenth large stockholder to discuss similar issues as discussed during the stockholder meetings of the prior week.

On January 23, 2018, the Board met to discuss the stockholder feedback and to consider the proposal from Icahn from earlier that month. After careful deliberation, the Board determined that it would not be in the best interests of all stockholders to accept Icahn’s proposal to (i) replace two of the five directors with unnamed directors designated by Mr. Icahn and potentially other large shareholders, (ii) change the Company’s bylaws to require a supermajority vote on major acquisitions, equity issuances, changes to the Company’s compensation arrangements or bylaws and (iii) to either terminate the short-term shareholder rights plan altogether, or increase its trigger threshold to 25%. However, based on feedback from the stockholders and the Board’s deliberation, the Board determined to amend the Short-Term Rights Plan to delete the “Acting in Concert” language and increase the trigger threshold under the Short-Term Rights Plan from 10% to 15%. Following the Board meeting, the Company issued a letter to stockholders announcing the Board’s decisions.

Between January 21 and February 3, 2018, Mr. J. Bennett and Mr. Sambrooks exchanged text messages to set up a meeting. Mr. J. Bennett concluded by advising Mr. Sambrooks that he was busy with upcoming Board meetings but would be in a better position to set up a meeting after the upcoming week. Mr. J. Bennett also emailed Mr. B. Griffin and Mr. Genova on February 3, 2018, advising them of his meeting with Mr. Sambrooks and Mr. Sambrooks’ interest in talking more.

On February 6, 2018, Midstates Petroleum Company (“Midstates”) made an unsolicited proposal to acquire the Company in an all stock merger. Prior to the public announcement, Midstates had not made any proposal, written or oral, to the Company regarding a merger.

On February 7, 2018, the Company announced that the Board, in consultation with independent financial and legal advisers, would carefully review and evaluate Midstates’ proposal, taking into account the Company’s current strategic plan and standalone prospects.

On February 7, 2018, Mr. Genova and Philip Warman, Executive Vice President and General Counsel of the Company, had a call with Icahn to hear Mr. Icahn’s views of the Midstates proposal.

On February 8, 2018, the Company terminated without cause the employment of Mr. J. Bennett as President and Chief Executive Officer, effective February 8, 2018, and Julian Bott as Chief Financial Officer, effective at the close of business on the day the Company filed its Annual Report on Form 10-K for the fiscal year ended on December 31, 2017. The Company appointed Bill Griffin as the Interim President and Chief Executive Officer and Michael A. Johnson as the Interim Chief Financial Officer. Mr. J. Bennett later tendered his resignation from the Board on March 10, 2018. Also on February 8, 2018, the Company announced the appointment of a new independent director Sylvia K. Barnes. Pursuant to the terms of their employment agreements and the award agreements governing their outstanding equity awards, each of Messrs. J. Bennett and Bott was entitled to severance compensation. See the discussion beginning on page 65.

2018 Proxy Statement      25

Background of the Solicitation

Also on February 8, 2018, the Company’s independent directors issued an open letter to stockholders announcing the Company’s updated strategic objectives. Consistent with the updated strategic objectives, the Company also announced the Company’s 2018 budget with reduced total capital expenditures and a plan to reduce the Company’s general and administrative cash expenses by one third.

On February 12, 2018, legal counsel representing Icahn conferred with representatives of the Company and its advisors regarding Icahn’s counsel’s views as to why Mr. J. Bennett should be terminated for cause, which stemmed from Icahn’s view that Mr. J. Bennett failed to inform the Board of Midstates’ interest in a merger with the Company. Icahn’s counsel was not aware that Midstates had made no proposal prior to its February 6, 2018 public announcement and that Mr. J. Bennett’s and Mr. Sambrooks’ discussions were largely centered around finding a time to have a follow up meeting. After reviewing the relevant facts, the Board ultimately determined there was no basis for terminating Mr. J. Bennett for cause.

Following execution of a confidentiality agreement with Midstates on February 22, 2018, the Company and its advisors engaged in a detailed analysis of the Midstates proposal, including a review of Midstates data and an in-person meeting with Midstates and its advisors on February 28, 2018.

In response to the Midstates public proposal, the Company received a number of inquiries about alternative transactions, which the Company is continuing to evaluate.

On March 18, 2018, a representative of the Company had a call with a representative of Icahn to understand Icahn’s view of the Midstates proposal.

On March 19, 2018, the Company announced the Board’s decision to reject Midstates’ proposal and commence a formal review of strategic alternatives to maximize stockholder value. As part of the strategic review, the Company announced that it would thoroughly evaluate all third-party proposals and would pursue options which add incremental stockholder value relative to its continued standalone option.

On March 20, 2018, Mr. B. Griffin and Company advisors had a telephone call with Mr. Icahn and his advisors. Mr. Icahn advised that he wanted the Board to put the Company for sale for cash and that Icahn would be willing to conduct a due diligence review and potential make a cash offer. Mr. Icahn advised that he was likely to nominate a full slate to replace the Board unless the Company agreed to replace two of the five directors with persons chosen by Icahn, agree to have the Icahn directors on every committee, name one of the Icahn directors as the Chairman and provide for a supermajority vote on major acquisitions, equity issuances, changes to the Company’s compensation arrangements or bylaws.

Over the course of the next several weeks, Icahn and the Company engaged in negotiations with respect to the potential addition of new directors to the Board and Icahn’s participation in the strategic alternatives review process.

On April 3, 2018, the Company made a settlement proposal to Icahn in which the Company proposed, among other terms, that:

●	Icahn would be able to participate in the strategic alternatives review process, subject to the execution of a customary confidentiality agreement, and the Company would agree to consider in good faith any proposal made by Icahn in compliance with the bid procedures;
●	The Company would be willing to consider in good faith any director nominees proposed by Icahn who are independent of Icahn and qualify as independent under the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange;
●	If the Company ever enters into a significant transaction, including a merger or the sale of more than 20% of its common stock or assets, it would not agree to a termination fee that exceeds 2.0% of the Company’s equity value; and
●	Icahn would agree to a customary standstill provision until the earlier of (i) the public announcement of the completion of the strategic alternatives review process and (ii) the Company’s entry into a significant transaction.

On April 4, 2018, representatives of the Company and its outside counsel held a call with Icahn and his representatives to discuss the Company’s settlement proposal. During the call, Mr. Icahn rejected the Company’s settlement proposal and notified the Company of his intent to nominate candidates for election to the Board at the 2018 annual meeting of stockholders (the “Annual Meeting”).

On April 9, 2018, the Company issued a press release affirming its philosophy of welcoming stockholder input and intent to review all qualified candidates for nomination to the Board, including any candidates submitted by Icahn. In the press release, the Company also affirmed its willingness to evaluate any credible offers to acquire the Company in connection with its evaluation of strategic alternatives, including any offers from Icahn, and that the Company will pursue options that maximize stockholder value.

On April 13, 2018, Icahn delivered to the Company formal notice of its intention to nominate Jonathan Frates, Nicholas Graziano, John “Jack” Lipinski, Bob G. Alexander and Randolph C. Read for election to the Board at the Annual Meeting. In the nomination notice, each of the Icahn Nominees consented to be named as a nominee for director in the Company's proxy statement for the Annual Meeting and to serve if elected.

On April 18, 2018, the Company issued a press release announcing, among other things, the (i) retirement of John V. Genova as a director of the Company, (ii) the appointment of Michael L. Bennett as Chairman of the Board and (iii) the appointment of Kenneth H. Beer as a director of the Company to fill the vacancy caused by Mr. Genova’s retirement from the Board. The press release also announced the recommendation of the Board to stockholders of the Company to vote in favor of the Company’s director nominees and that the Board will continue to consider qualified, independent candidates that share the Board’s focus on representing the best interests of all stockholders.

26     SandRidge Energy Inc.

Background of the Solicitation

That evening, representatives of the Company had a call with Icahn who expressed an interest in doing due diligence and potentially making an all cash offer for the Company, with an ability to go public with his offer if the Board rejected it. The representatives of the Company advised Icahn that the Company was putting together a data room as part of its broad based strategic alternatives review and Icahn could participate as a bidder. The Company representatives requested an opportunity to have the Company’s Nominating and Governance Committee interview Icahn’s nominees, which Icahn agreed to take under advisement. Also on April 18, 2018, representatives of Icahn provided a draft confidentiality agreement to counsel for the Company with respect to Icahn’s participation in the strategic alternatives process.

On April 20, 2018, the Company filed with the SEC a preliminary proxy statement, soliciting proxies from stockholders to vote for the five incumbent director nominees, for the ratification of the continuation of the Short-Term Rights Plan and for the compensation of the Company’s named executive officers.

On April 24, 2018, Icahn filed with the SEC a preliminary proxy statement, soliciting proxies from stockholders to vote for the five Icahn Nominees, against the ratification of the continuation of the Short-Term Rights Plan and against the compensation of the Company’s named executive officers.

Between April 24, 2018 and April 28, 2018, Kenneth H. Beer and Michael L. Bennett, both members of the Nominating and Governance Committee, together with Sylvia K. Barnes, interviewed by telephone the Icahn Nominees.

On April 27, 2018, counsel to the Company provided representatives of Icahn with proposed changes to the draft confidentiality agreement.

On April 29, 2018, representatives of Icahn provided counsel to the Company with proposed changes to the draft confidentiality agreement.

On April 30, 2018, representatives of the Company had a call with Mr. Icahn and offered to settle the proxy contest between the Company and Mr. Icahn by adding two of the Icahn Nominees, Messrs. Lipinski and Read, to the Board. On May 1, 2018, Icahn rejected the Company’s settlement proposal and indicated that he would not end the proxy contest unless he has control of the Board.

On May 2, 2018, the Board decided to expand the size of the Board from five to seven members effective immediately prior to the Annual Meeting and to recommend in the Company’s proxy statement for the Annual Meeting that stockholders vote for the election of two of the Icahn Nominees whom the Board determines are independent of both the Company and Icahn.

On May 7, 2018, representatives of the Company and representatives of Icahn discussed the draft confidentiality agreement.

2018 Proxy Statement      27

Board and Governance Matters

Board Composition
PROPOSAL NO. 1 Election of Directors
BOARD NOMINEES
The Nominating and Governance Committee and the Board have determined to nominate Sylvia K. Barnes, Kenneth H. Beer, Michael L. Bennett, Bill Griffin, and David J. Kornder to serve on the Board at the Annual Meeting. The Nominating and Governance Committee and the Board believe the nominees continue to possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. The Nominating and Governance Committee and the Board further believe that such nominees can properly oversee the ongoing review of strategic alternatives without any conflict of interest due to a potential acquirer of the Company. If elected, each nominee would serve a term expiring at the close of our 2019 annual meeting or until his or her successor is duly elected. As explained elsewhere in this Proxy Statement, the Board has determined that, effective immediately prior to the Annual Meeting, the size of the Board will increase to seven members so that stockholders can elect two of the Icahn Nominees, whom the Board recommends be two Icahn Nominees that are independent of both the Company and Icahn. The Icahn Nominees that meet this criterion are Messrs. Lipinski, Alexander and Read. In Icahn's nomination materials dated April 13, 2018, the Icahn Nominees consented in writing to be named as nominees for directors in this Proxy Statement and to serve if elected.
Our Board contemplates that each of the nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Governance Committee and whom the Board may propose to replace such nominee. The Board has no reason to believe that any substitute nominee or nominees will be required.
BOARD VIEWS ON THE ICAHN NOMINEES
Kenneth H. Beer and Michael L. Bennett, both members of the Nominating and Governance Committee, together with Sylvia K. Barnes, reviewed the information provided by each of the Icahn Nominees and recently conducted individual interviews with each Icahn Nominee. Following this evaluation and these interviews, Messrs. Beer and Bennett and Ms. Barnes determined that each of Bob G. Alexander, John “Jack” Lipinski and Randolph C. Read is independent of management. Moreover, they determined that such individuals were sufficiently independent of Icahn that their service on the Board would not present an inherent conflict with the ongoing strategic alternatives review process. As a result, and as noted in the “Background of the Solicitation” on page 27, the Board offered to Icahn that it appoint Messrs. Lipinski and Read to the Board to avoid this costly proxy contest. Icahn declined, stating that Mr. Icahn is only interested in controlling the Company. Notwithstanding Icahn’s refusal, the Board continues to believe that adding two of the three Icahn Nominees who are independent of both management and Icahn is in the best interest of stockholders. In so doing, assuming that the five incumbent directors are reelected, a majority of the Board would be comprised of directors who joined the Board this year.
Icahn’s Nominees also include two nominees, Jonathan Frates and Nick Graziano, who are employees of Icahn. Icahn has requested to participate as a bidder in the strategic alternatives process and has indicated that he may make a cash offer for the Company. The Board believes that electing individuals who are employed by a bidder in the strategic alternatives process is not in the best interest of the stockholders. The Board is concerned that the presence of Icahn employees on the Board will cause potential bidders to not invest the time, effort and cost associated with seriously considering a material transaction with Company. The Board believes that Icahn’s independent nominees are far better suited to participate in the process, and therefore the Board urges stockholders to not support Icahn’s employee nominees.
VOTE REQUIRED
Each share of common stock is entitled to one vote for each of the seven director seats to be filled at the Annual Meeting and will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the five Board nominees named herein unless the proxies direct otherwise. If any of the Board nominees should be unable to serve or for good cause will not serve, your WHITE proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.

28     SandRidge Energy Inc.

Board and Governance Matters

Directors are elected by a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the ten nominees named on the WHITE proxy card, including the five incumbent nominees recommended by the Board and the five Icahn Nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes on the WHITE proxy card will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
DIRECTOR BIOGRAPHICAL INFORMATION
Set forth below is biographical information for each of the Board’s nominees for election as a director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Director Biographical Information

At the Annual Meeting, stockholders are being asked to vote on Ms. Barnes and Mr. Beer for the first time since their appointment in 2018 and to re-elect Messrs. M. Bennett, B. Griffin and Kornder.

Sylvia K. Barnes Age: 61 Director since: February 2018
PROFESSIONAL EXPERIENCE
●Principal and Owner of Tanda Resources LLC, an oil and gas company focused on upstream investments and consulting (April 2015 to date)
●Managing Director and Group Head for KeyBanc Capital Markets Oil & Gas Investment and Corporate Banking Group and was a member of the firm’s Executive Committee (October 2011 to April 2015)
●Head of Energy Investment Banking at Madison Williams (2009 to 2011)
●Managing Director for Merrill Lynch/Petrie Parkman (2003 to 2009) (Petrie Parkman acquired by Merrill Lynch in December 2006)
●Managing Director and SVP for Nesbitt Burns, including serving as head of the firm’s U.S. energy investment banking group (1994 to 2000)

OTHER POSITIONS
●Director, Pure Acquisition Corp. (NASDAQ:PACQU), Chair of Audit Committee and Member of Nominating & Governance and Compensation Committees (March 2018 to present)

EDUCATION
●Bachelor of Science in Engineering, University of Manitoba
●Masters of Business Administration (Finance), York University
●Previously licensed as a professional engineer in Alberta

PAST BOARD EXPERIENCE
●Halcón Resources Corporation (NYSE:HK), Audit and Reserves Committees
●Harris County Houston Sports Authority, Finance Committee

QUALIFICATIONS
Ms. Barnes’ has over thirty years of oil & gas finance experience and a background in engineering. Her qualifications to serve on the Board include her extensive financial analysis and transaction experience and knowledge of the oil & gas industry. She is experienced in:

●Advising boards of directors, special committees and executive management on financial decisions with strategic and governance considerations including mergers & acquisitions
●Being responsible for strategic growth initiatives, budgets and P&L
●Raising private and public capital

Ms. Barnes’ experience provides her with valuable insights into corporate strategy, capital allocation, equity and debt financing and the assessment and management of risks faced by energy companies.

2018 Proxy Statement      29

Board and Governance Matters

Kenneth H. Beer Age: 60 Director since: April 2018
PROFESSIONAL EXPERIENCE
●Executive Vice President and Chief Financial Officer of Stone Energy Corporation, an oil and natural gas exploration and production company, responsible for significant financial transactions including equity and debt offerings, investor relations, financial analysis and planning, risk management, marketing, IT and facilities (August 2005 to present)
●Partner, Director of Equity Research of Johnson Rice & Company, an energy brokerage and investment bank (1992 to July 2005)
●Howard Weil, a U.S. energy investment business (1986 to 1992), Wood Mackenzie/Gintel, a research and consulting business for global energy, chemicals, metals and mining industries (1984 to 1985), Boston Consulting Group, a global management and strategy consulting firm (1979 to 1981).

EDUCATION
●Masters of Business Administration, Stanford University
●A.B. in Economics, Dartmouth College

OTHER POSITIONS
●Board member, Enduro Resource Partners (NYSE:NDRO)
●Board of Managers, J.P. Morgan Private Equity Funds

PAST PUBLIC COMPANY BOARD EXPERIENCE
●International Shipholding (OTCQX:ISHC), Chairman of Audit and Compensation Committees

OTHER POSITIONS
●Chairman of the Board, Chairman of the Finance Committee, New Orleans Children’s Hospital
●Finance Chairman, Audit Chairman, Investment Chairman, Isidore Newman School
●Federal Reserve (Atlanta), Energy Committee

QUALIFICATIONS
Mr. Beer’s nearly forty years of financial analysis, transactional and managerial experience, as well as his knowledge of the oil & gas industry, service on other public company boards and his background in overseeing public company financial management and reporting qualify him to serve on the Board.

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Michael L. Bennett Age: 64 Director since: October 2016
PROFESSIONAL EXPERIENCE
●Private investor, Albaton Enterprises LLC (May 2010 to date)
●Various leadership roles including Executive Vice President and Chief Operating Officer, and President and Chief Executive Officer, Terra Industries Inc., a manufacturer of nitrogen products (1973 to 2010)

OTHER CURRENT PUBLIC COMPANY BOARDS
●Chairman of the board, OCI N.V. (NYSE Euronext:OCI), a producer of nitrogen fertilizers, methanol, and other natural gas-based products, serving agricultural and industrial customers from the Americas to Asia
●Chairman of the board, OCI Partners, L.P. (NYSE:OCIP), which operates OCI Beaumont, the largest integrated ammonia and methanol production complex in the United States

PREVIOUS POSITIONS
●Director, Alliant Energy (NYSE: LNT)
●Chairman of the board, The Fertilizer Institute
●Chairman of the board, The Methanol Institute
●Chairman of the board, The Agribusiness Association of Iowa
●Chairman of the board, Morningside College

QUALIFICATIONS
Mr. M. Bennett’s forty plus years of technical and managerial experience in the petrochemical industry, senior management experience, his service on other public company boards and his background in overseeing public company financial management and reporting qualify him to serve on the Board.

Bill Griffin Age: 58 Director since: October 2016
PROFESSIONAL EXPERIENCE
●Appointed Interim President and CEO of SandRidge Energy, Inc. In February 2018 after joining the Company as an independent director in October 2016
●President and CEO, Petro Harvester Oil & Gas, a private equity backed company with oil production and asset development in the Williston Basin and U.S. Gulf Coast areas (2012 to 2015)
●Founder and President of Ironwood Oil & Gas, a privately held upstream organization focused on acquisition and self-development of Texas horizontal natural gas fields and opportunities (2008 to 2012)
●Full business responsibilities for various U.S. onshore and offshore basins with El Paso Exploration and Production Company, ultimately serving as Sr. Vice President, Onshore U.S. Division (1999 to 2007)
●Various technical and asset management positions, including District Vice-President with Sonat Exploration Company, an oil and natural gas exploration and production business (1990 to 1999)
●Technical career development with all aspects of various petroleum engineering and operations roles during tenure with TXO Production Corp., and oil and natural gas production company (1981 to 1990)

EDUCATION
●Registered professional engineer with a B.S. in mechanical engineering from Texas A&M University

PREVIOUS POSITIONS
●Director, Petro Harvester Oil & Gas
●Director, Black Warrior Methane Corp.
●Director, Four Star Oil & Gas Company

QUALIFICATIONS
Mr. B. Griffin’s thirty-seven years of technical and leadership experience with active public and privately owned upstream energy organizations, along with his demonstrated ability to effectively manage exploration and production businesses while improving profitability and generating value growth through organic asset development and acquisitions qualify him to serve on the Board.

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David J. Kornder Age: 57 Director since: October 2016
PROFESSIONAL EXPERIENCE
●Co-founder and Managing Director, Sequel Energy Group LLC, a privately held oil and gas company, which is financially backed by GSO Capital Partners and is focused on making investments in non-operated drilling joint ventures (November 2016 to present)
●President and Chief Executive Officer, Cornerstone Natural Resources, LLC, a privately held oil and gas company primarily focused on drilling and production in the Williston Basin in North Dakota (September 2006 to June 2015)
●Executive Vice President and Chief Financial Officer, BioFuel Energy Corp., a publicly traded ethanol production company (February 2007 to June 2008)
●Senior Vice President and Chief Financial Officer, Petrie, Parkman, LLC, a privately held investment bank focused on the energy sector (April 2006 to January 2007; company was sold to Merrill Lynch)
●Executive Vice President, Chief Financial Officer and Director, Patina Oil & Gas Corporation and its predecessor, a publicly traded oil and gas company with operations primarily focused in the DJ Basin in Colorado (February 1993 to May 2005; company was sold to Noble Energy)
●Assistant Vice President – Finance, Gillett Group Management (September 1989 to January 1993)
●Senior accountant with Deloitte, Haskins & Sells (June 1984 to August 1989)

EDUCATION
●B.A. in accounting from Montana State University
●Certified Public Accountant (non-active)

OTHER POSITIONS
●Director, 3 Bear Energy, LLC, a privately held mid-stream energy company
●Director, Bear Cub Energy, a privately held mid-stream energy company
●Various charitable organizations

PREVIOUS POSITIONS
●Director, Colorado Oil & Gas Association

QUALIFICATIONS
 Mr. Kornder’s twenty-five years of experience in the energy industry, senior management experience in the upstream oil and gas sector through various commodity cycles, his prior service on other public and private company boards, his background in energy-focused investing and capital raising activities and his background in overseeing public company financial management and reporting qualify him to serve on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

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Board Composition and Director Nomination

Our Board currently consists of five directors. At each annual meeting of stockholders, the stockholders will elect a successor to each director, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the next annual meeting following election. Our Bylaws provide that the authorized number of directors may be changed by resolution duly adopted by the Board. Vacancies and newly created directorships may be filled by the affirmative vote of a majority of directors then in office, even if such number is less than a majority of the authorized number of directors. The Board has recently determined to expand the size of the Board to seven members, effective immediately prior to the Annual Meeting, with two new members to be elected at the Annual Meeting.

The Nominating and Governance Committee has the responsibility under its charter to recommend nominees for election to the Board. The Nominating and Governance Committee equally considers candidates for the Board recommended from any reasonable source, including from any search firm engaged by the committee or from stockholders, provided the procedures set forth below are followed by stockholders who want to make recommendations to the committee.

Director Recruitment Process

Candidate Recommendations
●	From stockholders, management, directors and search firms

Nominating and Governance Committee
●	Engages executive search firms to assist in director search process as needed
●	Discusses and interviews candidates
●	Reviews qualifications and expertise, regulatory requirements and diversity, including of skills and experience
●	Recommends nominees

Board
●	Discusses and analyzes qualifications and independence, and selects nominees

Stockholders
●	Votes annually on nominees at annual meetings of stockholders

STOCKHOLDER-NOMINATED DIRECTOR CANDIDATES

The Nominating and Governance Committee will consider stockholder recommendations that are received by the Company’s Corporate Secretary at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102 by December 31 of the year preceding the meeting for which the nomination is made.

A stockholder recommendation should set forth (i) the name and address of and number of shares of common stock owned by the recommending stockholder, (ii) information relating to the recommended candidate that would be required to be disclosed in a solicitation of proxies for the election of the candidate pursuant to Section 14 under the Securities and Exchange Act, as amended (“Exchange Act”) and the rules and regulations promulgated thereunder, (iii) a description of all agreements related to the nomination among the recommending stockholder, recommended candidate or other persons, and (iv) such other information and disclosures required under Section 2.9 of our Bylaws.

In addition to making recommendations of director nominees to the Nominating and Governance Committee, stockholders may make director nominations or proposals at any annual meeting of the stockholders, provided they comply with the requirements set forth in our Bylaws and, for their nominations and proposals to be included in a proxy statement delivered by us, with Regulation 14A of the Exchange Act. See “General Information—Stockholder Proposals and Nominations” below.

Director Qualifications

We believe a diverse set of skills and experiences is necessary to bring unique and complimentary perspectives to Board deliberations and the oversight of the Company’s affairs. In evaluating the Board’s composition and in identifying, evaluating and recommending director candidates, the Nominating and Governance Committee considers the diversity of skills and experiences present among the current members of the Board and the entirety of a candidate’s credentials, including relevant skills and experience, independence under applicable SEC and New York Stock Exchange (“NYSE”) standards, business judgment, service on the boards of directors of other companies, personal and professional integrity, openness and ability to work as part of a team, willingness to commit the required time to serve as a Board member, and familiarity with the Company and its industry. In recommending director candidates, the Nominating and Governance Committee will also consider diversity as an important factor in evaluating how a candidate’s skills and experiences complement those of the current Board, but the Committee has not adopted a formal policy with respect to Board diversity.

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The following chart reflects the skills and experiences that the Nominating and Governance Committee and the Board believe should be, as a whole, represented on the Board, together with an indication of the percentage of the Board that currently possess such skills and experiences:

Public Company CEO	Experience as the chief executive officer of a listed public company with a significant market cap.	E&P Operations / Technical Experience	Significant experience managing exploration and production operations, reservoir engineering, or drilling and completion technologies.
Public Company Financial Management / Reporting	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.	Capital Markets / M&A	Experience in public and private capital markets and asset evaluation, acquisition and divestiture in exploration and production and related industries.
Corporate Governance and Other Public Company Directorship	Experience serving as a director of a public company and overseeing its governance, strategies, and compliance-related matters.	Independence	Relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director.
E&P Business Leadership	Experience as a chief executive officer, president, chief financial officer or chief operating officer of a company or a significant subsidiary, operating division or business unit in the exploration and production industry.

The Board believes that each of its directors understands fully the responsibilities of service as a director and the governance requirements applicable to public companies resulting from the orientation and ongoing education provided by the Company’s general counsel and their service on the boards of directors of other public companies.

The Nominating and Governance Committee, in recommending director candidates, considers diversity based on the extent to which a candidate’s skills and experiences in the areas described above differ from those of the other members of the Board. A candidate is nominated only if the Nominating and Governance Committee believes the combination of the candidate’s skills and experiences will bring a unique and complimentary perspective to Board deliberations and the oversight of the Company’s affairs.

Board Size

The Nominating and Governance Committee periodically evaluates whether the Board’s size provides for sufficient capacity and diversity of skills and experience to effectively oversee the Company. Pursuant to the Company’s Bylaws, the Board has discretion to increase the maximum number of directors who may serve on the Board. The Board has recently determined to expand the size of the Board to seven members, effective immediately prior to the Annual Meeting, with two new members to be elected at the Annual Meeting.

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Director Independence

The Board has determined that Ms. Barnes and Messrs. Beer, M. Bennett and Kornder have no material relationships with the Company other than as directors and stockholders of the Company, and each of such individuals is “independent” for purposes of the NYSE Listed Company Manual. Prior to his departure from the Board, Mr. Genova was determined to be “independent” for purposes of the NYSE Listed Company Manual as well. In making these determinations, the Board considered all relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director. Please see “—Related Party Transactions” for a more detailed discussion. The Board additionally has determined that all Audit Committee members meet the independence requirements for Audit Committee members set forth in Rule 10A-3 under the Exchange Act and as set forth in the 303A.02 of the NYSE Listed Company Manual and that all members of the Compensation Committee meet the independence requirements for compensation committee members set forth in the NYSE Listed Company Manual.

The Board’s Role and Responsibilities

The Board is elected by our stockholders to oversee their interests in the long-term financial and operational health of our business. The Board serves as the ultimate decision-making body, except for those matters reserved to or shared with stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.

Board Structure

Leadership Structure

The roles of Chairman of the Board and CEO are currently filled by separate individuals. Mr. M. Bennett is our Chairman, and Mr. B. Griffin is our Interim President and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and CEO is appropriate at this time because it allows our CEO to focus primarily on the Company’s business strategy, operations and corporate vision. The Board does not have a policy mandating that the roles of Chairman and CEO continue to be separated. Our Board elects our Chairman and our CEO, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the Company’s needs and leadership at a given point in time.

The Board follows sound corporate governance practices to ensure its independence and effective functioning, as described in detail below. Most importantly, except for Mr. B. Griffin, the Board is composed entirely of independent directors. The independent directors meet in a scheduled executive session, which is presided over by the Chairman of the Board, without the presence of the president and management at every regular meeting of the Board. In addition, each of the Board’s committees is composed entirely of independent directors, which means that oversight of critical issues such as the integrity of the Company’s financial statements, Chief Executive Officer and senior management compensation, and Board evaluation and selection of directors is entrusted to independent directors.

RESPONSIBILITIES OF THE CHAIRMAN
●Chairs all meetings — chairs quarterly Board meetings and calls and chairs additional Board or independent director meetings as needed
●Presides over executive sessions — leads executive sessions of the Board, without the presence of management directors or Company employees (unless invited), which are typically held at the end of each quarterly Board meeting and as needed at other periodic meetings
●Stockholder communications — makes himself available for and guides direct communication with our major stockholders
●Board discussion items — works with the independent directors/committee chairmen, CEO and management to propose a quarterly schedule of major Board discussion items
●Board agenda, schedule and information — sets or approves the agenda, schedule and information sent to directors
●Board governance processes — in conjunction with the Nominating and Governance Committee, guides the Board’s governance processes, including succession planning and the annual Board self-evaluation
●Board leadership structure review — oversees the Board’s periodic review and evaluation of its leadership structure
●Evaluation of CEO — oversees annual CEO evaluation
●Committee chair and member selection — in conjunction with the Nominating and Governance Committee, guides the selection of committee chairs and membership

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Board and Governance Matters

Risk Oversight

The Board is generally responsible for overseeing management of the various operational, financial, accounting, legal and human resources-related risks faced by the Company. The Board fulfills this responsibility by requesting and reviewing reports and presentations from management regarding its business strategies, financial and operating forecasts, and specific risks, including, among other things: risks with respect to oil and natural gas exploration and production; the volatility of oil, natural gas and natural gas liquid (“NGL”) prices; reserve engineering; the maintenance of oil and natural gas leases; the concentration of the Company’s operations and assets; environmental, health, safety and regulatory matters; information technology; insurance coverage; physical security of assets; the creditworthiness of counterparties; the Company’s liquidity status with respect to applicable financial covenants; public disclosures; litigation and governance matters; and compensation-related risks. The Board also periodically reviews the Company’s derivative trading strategy, which is intended to mitigate risks associated with changes in commodities prices. In addition, the Audit Committee oversees the implementation and effectiveness of the Company’s compliance program, and reviews specific financial and legal matters as requested by the full Board from time to time. The Company’s general counsel reports directly to the Audit Committee on compliance program matters. The general counsel and other senior executives periodically report to the Audit Committee and the Board on other operational, financial, legal, and human resources-related risks as they may arise from time to time. Further, in reviewing the Company’s compensation programs and policies, the Compensation Committee considers risks that may be created by such programs.

Committees of the Board of Directors

The Board has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Members of each committee are elected by the Board and serve until their successors are elected and qualified. The charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Audit Committee	MEMBERS (ALL INDEPENDENT)

The Audit Committee oversees and reports to the Board on various auditing and accounting-related matters, including:

●the maintenance of the integrity of our financial statements, reporting process and systems, internal accounting and financial controls
●the evaluation, compensation and retention of our independent registered public accounting firm
●the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures
●oversight over our risk management policies and procedures

Each member of the Audit Committee has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC and to satisfy the independence requirements of Audit Committee members required by the NYSE Listed Company Manual.

Chairman: David J. Kornder Other members: Sylvia K. Barnes, Kenneth H. Beer MEETINGS IN 2017: 4

Nominating and Governance Committee	MEMBERS (ALL INDEPENDENT)

The Nominating and Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices. Pursuant to its charter, the Nominating and Governance Committee:

●advises the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices
●guides the evaluation of the Board and its committees
●assists the Board with the identification and nomination of individuals qualified to become members of the Board
●develops and maintains a succession plan for our President and CEO
●assists the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance
Chairman: Michael L. Bennett Other member: Kenneth H. Beer MEETINGS IN 2017: 2

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Compensation Committee	MEMBERS (ALL INDEPENDENT)

The Compensation Committee oversees compensation for our executive officers and our incentive compensation and benefit plans. Pursuant to its charter, the Compensation Committee:

●reviews, evaluates, and approves the Company’s corporate goals and objectives relevant to the compensation of the Company’s CEO and the Company’s other executive officers, as well as other members of the Company’s senior management on an annual basis and make adjustments as it deems appropriate
●evaluates the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives
●regularly reviews and approves the annual total compensation paid to executive officers and other members of senior management

Each member of the Compensation Committee has been determined by our Board to satisfy the independence requirements of Compensation Committee members required by the NYSE Listed Company Manual.

Chairperson: Sylvia K. Barnes Other member: Michael L. Bennett MEETINGS IN 2017: 7

Director Attendance at Meetings of the Board of Directors and Stockholder Meetings

The Board held 19 regular and special meetings in 2017. Each of the incumbent directors attended 100% of the combined total meetings of the Board and the respective committees on which he or she served during his or her time of service. Our non-employee directors, all of whom are independent, met in an executive session at each regularly scheduled Board meeting. Mr. Genova, Chairman of the Board during 2017, presided at each such meeting.

The Board encourages interaction with stockholders and recognizes that annual meetings of the stockholders provide a venue where stockholders can access and interact with our directors. Accordingly, while we do not have a policy requiring our directors to attend annual meetings of the stockholders, each member of the Board is encouraged to attend the meetings. At the 2017 annual meeting of stockholders, 100% of our incumbent directors were in attendance.

Annual Evaluation Process

Each year, directors complete written assessments and the Chairman of the Nominating and Governance Committee, who also serves as Chairman of the Board, summarizes the directors’ assessments for discussion regarding director performance, Board dynamics, and the effectiveness of the Board and its committees. The Chairman of the Nominating and Governance Committee is also responsible for overseeing each committee’s annual evaluation of its charter and recommending revisions as necessary.

Board Processes and Policies

Corporate Governance Guidelines, Code of Business Conduct and Ethics and Financial Code of Ethics

Our Board has adopted corporate governance guidelines that define those governance practices of the Board that are not included in our Bylaws. Our Board has also adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and a Financial Code of Ethics that applies to our CEO, Chief Financial Officer and Vice President – Accounting. Our corporate governance guidelines and codes can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Communications with Directors

Any stockholder or other interested party who desires to communicate with the Board, individual directors or committees of the Board may do so at any time by submitting his or her comments, questions or concerns, in writing by mail addressed to our Corporate Secretary at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102. A stockholder or other interested party should clearly indicate on the envelope the director or directors who are the intended recipients of the communication.

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Board and Governance Matters

All such communications received by the Corporate Secretary will be forwarded to the director designated on the envelope. The Corporate Secretary will not filter out any such communications except for communications related to solicitation for products or services and items of a personal nature that are not relevant to a person’s status as a stockholder. All communications designated for the Board will be forwarded to the Chairman of the Board. All communications designated for a particular committee of the Board will be forwarded to the chairman of that committee.

To report any issues relating to our accounting, accounting controls, financial reporting or other practices, employees, stockholders and other interested parties may call the confidential hotline at 1-866-206-2720. All calls will remain anonymous.

These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board, (3) recommend a candidate for the Board for consideration by the Nominating and Governance Committee or (4) have the stockholder’s proposal or nomination included in our proxy statement in accordance with Rule 14a-8 of the Exchange Act, all of which are described elsewhere in this Proxy Statement.

Related Party Transactions

We maintain a written policy that requires any related party transaction (as defined below) to be reviewed and approved by the disinterested members of our Board. A related party transaction is a transaction, proposed transaction, or series of similar transactions, in which (a) we are a participant, (b) the amount involved exceeds $120,000 and (c) a related person (as defined below) has or will have a direct or indirect material interest. A related person is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or nominee to become a director, (ii) a person known to be the 5% beneficial owner of any class of our voting securities, (iii) an immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or more than 5% beneficial owner, and (iv) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or more than 5% beneficial owner. The written policy includes factors to be considered by the disinterested members of our Board when determining whether to approve a proposed related party transaction. Factors to be considered include the terms of the transaction with the related party, availability of comparable products or services from unrelated third parties, terms available from unrelated third parties and benefits provided to us by the transaction. Based on SEC rules, the Board’s written policy, and the factors listed above, there have been no related party transactions since January 1, 2017.

Compensation Committee Interlocks and Insider Participation

During 2017, the Compensation Committee consisted of Messrs. M. Bennett and Genova, neither of whom was an employee of the Company during 2017 or has ever been an officer of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

PROPOSAL NO. 2 Ratification of the Continuation of the Short-Term Rights Plan
The Short-Term Rights Plan is intended to protect stockholders from unfair, abusive or coercive takeover strategies, including acquisition of control without payment of an adequate premium, while the Board continues its review of strategic alternatives to maximize stockholder value. This strategic alternatives review process may include divestment or joint venture opportunities associated with our North Park Basin assets, potential corporate and asset combination options and may also include a sale of the Company. In light of the Board’s commitment to leading a thorough and fair strategic alternatives review process, and taking into consideration the ongoing efforts of certain holders to potentially bias or preempt that process, the Board believes it is in the best interest of stockholders to extend the Short-Term Rights Plan.
The Short-Term Rights Plan will expire unless ratified by stockholders at the Annual Meeting. If stockholders choose to extend the Short-Term Rights Plan, it will continue in effect until November 26, 2018. The Company believes that this allows for sufficient time to complete the strategic alternatives evaluation prior to the expiration of the Short-Term Rights Plan.
Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE CONTINUATION OF THE SHORT-TERM RIGHTS PLAN UNTIL NOVEMBER 26, 2018.

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RATIONALE FOR THE SHORT-TERM RIGHTS PLAN

A rights plan is a common mechanism used by public companies to encourage the fair and equal treatment of all stockholders by resisting abusive or coercive take-over initiatives absent an appropriate premium. It accomplishes this by causing substantial dilution—and thereby making it uneconomic—to anyone acquiring above a threshold of company shares if such purchase does not meet permitted bid criteria.

On November 26, 2017, the Board adopted the Short-Term Rights Plan to:

●	protect stockholders from the acquisition of a substantial, and potentially controlling, position in the Company without appropriately compensating all of the Company’s stockholders for such control or otherwise treating all stockholders equally or fairly;
●	encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of our common stock;
●	provide the Board with sufficient time to consider fully any unsolicited offer; and
●	if appropriate, explore other alternatives that maximize stockholder value.

The Board is Fully Accountable to Stockholders
✓	Annual election of directors
✓	Stockholders may demand special meetings at any time with consent of 25% of outstanding shares
✓	Stockholder can amend the Bylaws by a majority of the shares entitled to vote
✓	Directors elected by majority voting in uncontested elections (with a resignation policy for incumbent director nominees)
✓	Stockholders can remove directors with or without cause by a majority of the shares entitled to vote
✓	Company opted out of Section 203 of the Delaware General Corporate Law, the anti-takeover statute
…While Protecting the Interests of ALL Stockholders
✓	Implemented the Short-Term Rights Plan on November 26, 2017 to protect stockholders against the acquisition of control without payment of a control premium

WHAT IS AT STAKE

On March 19, 2018, the Board commenced a review of strategic alternatives to maximize stockholder value. Such alternatives may include divestment or joint venture opportunities associated with our North Park Basin assets and potential corporate and asset combination options with other companies. SandRidge will also evaluate any credible acquisition offers. The Board remains committed to conducting a thorough and impartial strategic review process that seeks to maximize stockholder value and is in the best interest of all stockholders.

Icahn has made clear its desire to acquire SandRidge. Icahn has stated that it “would, after conducting due diligence, be willing to make an all-cash offer” to allow the Company’s stockholders to monetize their investment. Rather than competing fairly with other potential counterparties in the thorough and even-handed process being conducted by the Board, Icahn has nominated for election five candidates, including two who work directly for Icahn, to sidestep the ongoing impartial process. It is proposed that the Icahn Nominees, if elected, would take over the process to evaluate strategic alternatives. In reality, the election of the Icahn Nominees would end the impartial process, drive away competition and position Icahn to consolidate control as cheaply as possible.

Stockholders would be disadvantaged by a process led by a Board the majority of which consist of the Icahn Nominees because of distraction and delay caused by their lack of familiarity and limited experience in the upstream oil and gas sector. Worse, a process led by such a Board, in our view, likely would have a chilling effect on the participation of potential counterparties because such a process would be rigged in favor of Icahn, either in perception or reality. For that reason, we believe that otherwise interested third parties will be unwilling to incur the time, cost and expense of participating in a process controlled by Icahn. The Board does believe that the addition of two new directors who are independent of both management and Icahn can benefit the Company. But it is important that those two new directors have the insights and understandings of the incumbent directors with a history with the Company to effectively evaluate the strategic alternatives. Therefore, we believe a Board-run process has the highest likelihood of maximizing stockholder value relative to an Icahn Nominee-run process.

In the absence of the Short-Term Rights Plan, Icahn will be able, alone or in concert with others, to acquire creeping control of the Company, or at least a sufficient number of shares to discourage potential counterparties from participating in the strategic alternatives process. Because the Short-Term Rights Plan prevents Icahn, or any other stockholder, from acquiring control of the Company on terms or in a manner not approved by the Board, we believe that, in addition to electing the Board-recommended nominees, it is in the best interest of stockholders to extend the Short-Term Rights Plan until November 26, 2018 to allow the strategic alternatives process to be fairly brought to its conclusion.

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Board and Governance Matters

ANTI-TAKEOVER EFFECT OF THE SHORT-TERM RIGHTS PLAN

The Short-Term Rights Plan is not intended to prevent all takeovers of the Company and will not do so. Since the Company may redeem the Rights (as defined below) prior to the Distribution Date (as defined below), the Rights should not interfere with any merger or business combination approved by the Board after careful evaluation and consistent with its commitment to maximizing stockholder value.

The Short-Term Rights Plan may have certain anti-takeover effects. The trigger of the Rights will cause substantial dilution to any person or group that attempts to acquire control of the Company on terms or in a manner not approved by the Board. As a result, the Short-Term Rights Plan may render it more difficult or to discourage any attempts to acquire the Company, even if such acquisition would be in the best interests of certain of the Company’s stockholders. This may be perceived as having the effect of preventing changes in Company management and could make it more difficult to accomplish transactions that certain stockholders may otherwise deem to be in their best interests.

The Short-Term Rights Plan is not expected to interfere with the day-to-day operations of the Company. The continuation of the existing outstanding Rights and the issuance of additional Rights in the future will not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements.

Summary Description of Short-Term Rights Plan

The following description of the Short-Term Rights Plan does not purport to be complete and is qualified in its entirety by reference to the Stockholder Rights Agreement dated November 26, 2017, between the Company and American Stock Transfer & Trust Company, LLC as Rights Agent (the “Rights Agreement”), as amended by the First Amendment to the Stockholder Rights Agreement dated January 22, 2018 (the “Rights Agreement Amendment” and together with the Rights Agreement, the “Short-Term Rights Plan”). Copies of the Rights Agreement and the Rights Agreement Amendment are attached to this Proxy Statement as Annexes A-1 and A-2, respectively.

On November 26, 2017, the Board adopted the Rights Agreement and declared a dividend of one right (a “Right”) for each of the issued and outstanding shares of our common stock to the stockholders of record at the close of business on December 6, 2017 (the “Rights Plan Record Date”). Each Right entitles the holder, subject to the terms of the Short-Term Rights Plan, to purchase from the Company one one-thousandth of a share of the Company’s Series B Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $76.00 (the “Exercise Price”), subject to certain adjustments.

The Rights will not be exercisable until the earlier to occur of (i) the close of business on the 10th business day following a public announcement or filing that a person has, or a group of affiliated or associated persons have, become an “Acquiring Person,” which is defined as a person or group of affiliated or associated persons, at any time after the date of the Rights Agreement, have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Company’s outstanding shares of our common stock, subject to certain exceptions, or (ii) the close of business on the 10th business day (or such other date as may be determined by action of the Board prior to such time as any person or group of affiliated or associated persons become an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Any existing stockholder or group that beneficially owns 15% or more of our common stock will be grandfathered at its current ownership level, but the Rights will become exercisable if at any time after the announcement of the Rights Agreement such stockholder or group increases its ownership of our common stock. Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying our common stock or are reportable for purposes of Regulation 13D of the Exchange Act, are treated as beneficial ownership of the number of shares of our common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of our common stock are directly or indirectly held by counterparties to the derivatives contracts.

With respect to certificates representing shares of our common stock outstanding as of the Rights Plan Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of our common stock registered in the names of the holders thereof, and not by separate Rights Certificates, as described further below. With respect to book entry shares of our common stock outstanding as of the Rights Plan Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent for the common stock. Until the earlier of the Distribution Date and the Expiration Date (as defined below), the transfer of any shares of our common stock outstanding on the Rights Plan Record Date will also constitute the transfer of the Rights associated with such shares of our common stock. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of our common stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

The Rights, which are not exercisable until the Distribution Date, will expire at the earliest to occur of (i) the close of business on November 26, 2018; (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement; (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement; (iv) the close of business on the first day after the Annual Meeting, if stockholder approval has not been obtained on or prior to the close of business on the

40     SandRidge Energy Inc.

Board and Governance Matters

first day after the Annual Meeting; or (v) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board prior to any person becoming an Acquiring Person (the earliest of (i), (ii), (iii), (iv) and (v) is referred to as the “Expiration Date”).

Each share of Preferred Stock will be entitled to receive, when, as and if declared, a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) 1,000 times the aggregate per share amount of all cash dividends declared per share of our common stock, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions declared per share of our common stock. Each share of Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event of any merger, consolidation or other transaction in which shares of our common stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of our common stock.

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights, options or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividends and other similar transactions.

In the event that, after a person or a group of affiliated or associated persons have become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights owned by an Acquiring Person) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of our common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price.

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the trading day immediately prior to the date of exercise.

At any time after any person or group of affiliated or associated persons become an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of our common stock, the Board, at its option, may exchange each Right (other than Rights owned by such person or group of affiliated or associated persons which will have become void) in whole or in part, at an exchange ratio of one share of our common stock per outstanding Right (subject to adjustment).

At any time before any person or group of affiliated or associated persons become an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to certain adjustments) (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board electing to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

In addition, if a Qualifying Offer (as described below) is made, a sufficient number of shares of our common stock have been tendered into the Qualifying Offer and not withdrawn to meet the Minimum Tender Condition (as defined below) and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of the Rights Agreement or has not called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement, in each case after 90 calendar days from the commencement of the Qualifying Offer (the “Board Evaluation Period”), the record holders of at least 15% of the outstanding shares of our common stock may request, no later than 90 calendar days following the Board Evaluation Period, the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of the Rights Agreement (the “Qualifying Offer Resolution”). If a Special Meeting is not held prior to 90 calendar days after such request or, if at the Special Meeting the holders of a majority of the shares of our common stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the Qualifying Offer Resolution, then the Board will exempt the Qualifying Offer from the provisions of the Rights Agreement or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualifying Offer.

2018 Proxy Statement      41

Board and Governance Matters

A “Qualifying Offer” is an offer that is determined by the Board to have (among others) the following characteristics:

(i)	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;
(ii)

a fully-financed, all-cash tender offer, or an exchange offer offering shares of our common stock of the offeror, or a combination thereof, in each such case for all of the outstanding shares of our common stock at the same per-share consideration;

(iii)

an offer that is conditioned on a minimum of at least a majority of (a) the shares of the our common stock outstanding on a fully-diluted basis; and (b) the outstanding shares of the our common stock not held by the offeror (or such offeror’s affiliates or associated persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);

(iv)

an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on the Company; and

(v)

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Board may amend or supplement the Rights Agreement without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct inconsistent provisions, (c) alter time period provisions or (d) make additional changes to the Rights Agreement that the Board deems necessary or desirable. However, from and after any person or group of affiliated or associated persons become an Acquiring Person, the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights.

Director Compensation

Following the Company’s Annual Stockholders Meeting in June of 2017, our Board revisited the compensation program for non-employee directors in and determined to reduce the quarterly cash retainer payable to non-employee directors. For 2017, the compensation program for our non-employee directors consisted of (a) for the first six months of 2017, a quarterly cash retainer of $37,500 for the Chairman of the Board, $31,875 for the Chairman of the Audit Committee and $29,375 for all other non-employee directors, (b) for the final six months of 2017, a quarterly cash retainer of $30,000 for the Chairman of the Board, $25,500 for the Chairman of the Audit Committee and $23,500 for all other non-employee directors, (c) a grant of restricted stock with an aggregate grant date fair value, rounded up to the nearest whole share, of $180,000 for the Chairman of the Board, $153,000 for the Chairman of the Audit Committee and $141,000 for all other non-employee directors. Directors who also serve as employees receive no additional compensation for serving on our Board during 2017. Shares of restricted stock granted to non-employee directors vest in one-third increments on each of the first three anniversaries of the grant date, unless otherwise accelerated in the sole discretion of the Compensation Committee. Upon a Change in Control of the Company, a resignation following a failure to receive a majority of vote “for” in an uncontested election or a failure to receive the required votes “for” in a contested election, all outstanding restricted stock awards held by our non-employee directors will vest in full.

The following table sets forth the compensation of our non-employee directors for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash	Stock Awards(a)	Total
Michael L. Bennett	$105,750	$141,002	$246,752
John V. Genova	$135,000	$180,017	$315,017
Bill Griffin	$105,750	$141,002	$246,752
David J. Kornder	$114,750	$153,014	$267,764
(a)	Reflects the aggregate grant date fair value of restricted stock granted on June 30, 2017 consisting of 8,193 shares granted to each serving non-employee director and, in respect of Mr. Genova, an additional 2,267 shares awarded for service as Chairman of the Board and, in respect of Mr. Kornder, an additional 698 shares awarded for service as Chairman of the Audit Committee. The value is calculated in accordance with Financial Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be recognized by our directors. The assumptions used by the Company in calculating the amounts related to restricted stock are incorporated by reference to Note 17 of the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017 (“2017 Form 10-K”).

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Board and Governance Matters

The following table reflects all outstanding equity awards held by our non-employee directors as of December 31, 2017.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(a)	Market Value of Shares or Units of Stock That Have Not Vested(b)
Michael L. Bennett	13,877	$292,388
John V. Genova	17,727	$373,508
Bill Griffin	13,877	$292,388
David J. Kornder	15,060	$317,314
(a)	Reflects shares of restricted stock granted to non-employee directors on October 19, 2016 and June 30, 2017 which vest in one-third increments on each of the first three anniversaries of the grant date.
(b)	Valuations are based on $21.07 per share, which was the last trading price for a share of our common stock on the NYSE on December 29, 2017.

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers (each an “indemnitee”), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the Delaware General Corporate Law. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.

Each indemnification agreement covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred by an indemnitee when, in his or her capacity as a director or officer, the indemnitee is made or threatened to be made a party to any suit or proceeding. Each indemnification agreement generally covers claims relating to the fact that the indemnitee is or was an officer, director, employee or agent of ours or any of our affiliates, or is or was serving at our request in such a position for another entity. Each indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights of an indemnitee; however, double recovery by an indemnitee is prohibited. We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against:

●	the Company, except for:
●	claims regarding the indemnitee’s rights under the indemnification agreement;
●	claims to enforce a right to indemnification under any statute or law; and
●	counter-claims against us in a proceeding brought by us against the indemnitee; or
●	any other person, except for claims approved by our Board.

We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of our directors and executive officers. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of our directors and executive officers is named as an insured under the policies and provided with the same rights and benefits as the most favorably insured of our directors and officers.

2018 Proxy Statement      43

Audit Matters

PROPOSAL NO. 3 Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has directed the Company to submit the selection of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2018, for ratification by the stockholders at the Annual Meeting. Neither the Company’s Bylaws nor other governing documents nor applicable law require stockholder ratification of the selection of PwC as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of PwC is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions of stockholders.
Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Independent Registered Public Accounting Firm’s Fees

Set forth below is a summary of the fees earned by our independent registered public accounting firm, PwC, for fiscal years 2017 and 2016.

	2017	2016
	(In thousands)
Audit Fees	$1,142	$1,160
Audit-Related Fees	102	664
Tax Fees	—	—
All Other Fees	1	—
Total	$1,245	$1,824

Audit Fees. Audit fees consist primarily of fees billed for professional services rendered for the audit of our annual financial statements, review of the financial statements included in each of our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and/or used in conjunction with public and private securities offerings and work performed by tax professionals in connection with the audits and quarterly reviews.

Audit-Related Fees. In 2017, audit-related fees consist primarily of services related to consideration of new revenue accounting standards, the consent of PwC respecting the Form S-4 registration statement and assurance procedures respecting the Company’s 2017 annual incentive plan. In 2016, audit-related fees consist primarily of services related to bankruptcy, restructuring and fresh start accounting, due diligence, consultation regarding financial accounting and reporting standards and Form S-8 registration statement.

Tax Fees. Tax fees include all services performed by the firm’s tax division other than those related to the audit of financial statements.

All Other Fees. Other fees consist primarily of all fees billed for products and services provided by the firm other than those reported above.

The Audit Committee is responsible for approving in advance any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with

44     SandRidge Energy Inc.

Audit Matters

policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees, audit-related fees and all other fees for 2017 and 2016 were pre-approved by the Audit Committee. Specifically, the committee has pre-approved the use of PwC for detailed, specific types of tax advisory services related to compliance, technical interpretations, acquisition/disposition services, including due diligence, and federal and state audits.

Report of the Audit Committee

The following is the report of the Audit Committee for the year ended December 31, 2017. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

As of December 31, 2017, the Audit Committee was comprised of three directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the SEC promulgated under the Exchange Act and the NYSE. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal control. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

In performing its duties, the Audit Committee has:

●	reviewed and discussed with the Company’s management and PwC, the Company’s independent registered public accounting firm, the audited financial statements contained in the Company’s 2017 Form 10-K for the year ended December 31, 2017;
●	reviewed with the Company’s management internal control over financial reporting in accordance with the standards of the PCAOB, which review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;
●	reviewed with PwC its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and other matters;
●	discussed with PwC the overall scope and plans for its audit;
●	met with PwC to discuss the results of its audit and the overall quality of the Company’s financial reporting; and
●	met with the Company’s independent reservoir engineering consultants to discuss the Company’s process for determining oil and gas reserves.

During the Audit Committee’s review of the audited financial statements, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (“GAAP”) and reviewed significant accounting and disclosure issues with the Audit Committee. With respect to its review of the Company’s internal control over financial reporting, the Audit Committee noted that management advised that the Company was in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee discussed with PwC the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. The Audit Committee determined that the non-audit services provided to the Company by PwC are compatible with maintaining PwC’s independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2017 Form 10-K for the year ended December 31, 2017 filed with the SEC.

This report is submitted on behalf of the Audit Committee.

David J. Kornder, Chairman
Sylvia K. Barnes
Kenneth H. Beer

2018 Proxy Statement      45

Executive Officers

Set forth below is information regarding each of our executive officers as of April 30, 2018:

Name	Age	Position
Bill Griffin	58	President and CEO
Michael A. Johnson	52	Senior Vice President, Chief Financial Officer and Chief Accounting Officer
John P. Suter	57	Executive Vice President and Chief Operating Officer
Philip T. Warman	47	Executive Vice President, General Counsel and Corporate Secretary

Bill Griffin. Mr. B. Griffin was named CEO and President, effective February 8, 2018 on an interim basis. Biographical information about Mr. B. Griffin can be found above under the heading “Board and Governance Matters—Director Biographical Information.”

Michael A. Johnson. Mr. Johnson was named Chief Financial Officer, effective at the close of business on February 22, 2018 on an interim basis. Mr. Johnson joined SandRidge in August 2017 as the Company’s Senior Vice President and Chief Accounting Officer. Prior to that, Mr. Johnson served as Senior Vice President – Accounting, Controller and Chief Accounting Officer at Chesapeake Energy Corporation from 2000 until May 10, 2017 and served as its Vice President of Accounting and Financial Reporting from 1998 to 2000 and as Assistant Controller from 1993 to 1998. From 1991 to 1993, Mr. Johnson served as Project Manager of Phibro Energy Production, Inc. From 1987 to 1991, he served as an Audit Manager of Arthur Andersen & Co. Mr. Johnson is a Certified Public Accountant and graduated from the University of Texas at Austin in 1987.

John P. Suter. Mr. Suter was appointed as Executive Vice President and Chief Operating Officer effective December 1, 2016. Mr. Suter joined SandRidge in April 2015 as Senior Vice President of Mid-Continent Operations, bringing with him extensive experience in the exploration and production sector, including most recently serving as Vice President of the Woodford business unit at American Energy Partners, LP from November 2013. From May 2010 to September 2013, he served as Vice President of Operations for Chesapeake Energy Corporation’s Western Division, and before that, as Chesapeake’s District Manager for the Barnett Shale and Southern Oklahoma assets. Before joining Chesapeake Energy, Mr. Suter served in various operational roles at Continental Resources, Inc., Cabot Oil & Gas Corporation and Petro-Lewis Corporation. He holds a Bachelor of Science degree in Petroleum Engineering from Texas Tech University.

Philip T. Warman. Mr. Warman was appointed as Executive Vice President, General Counsel and Corporate Secretary, effective February 8, 2018, with an expanded role encompassing the people and culture department. Mr. Warman joined SandRidge in August 2010 as Senior Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Warman was the Associate General Counsel for SEC and finance matters for Spectra Energy Corporation from January 2007 through July 2010. From 1998 through 2006 he practiced law as a corporate finance attorney with Vinson & Elkins, LLP in Houston, Texas. Mr. Warman earned a Bachelor of Science in Chemical Engineering from the University of Houston in 1993 and graduated from the University of Texas School of Law in 1998.

46     SandRidge Energy Inc.

Executive Compensation

PROPOSAL NO. 4 Approval, in a Non-Binding Vote, of the Compensation Provided to the Company’s Named Executive Officers
Section 14A of the Exchange Act requires a public company, such as SandRidge, to permit its stockholders to cast a non-binding advisory vote on the company’s executive compensation, as disclosed pursuant to the SEC’s executive compensation disclosure rules. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting on the compensation of the Company’s named executive officers through the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”
As discussed in the Compensation Discussion and Analysis above, SandRidge believes that its executive compensation and compensation practices and policies are reasonable in comparison to its peer group of companies, are focused on pay-for-performance principles, are strongly aligned with the long-term interest of stockholders and succeed in attracting, retaining and motivating experienced, highly-qualified executives who have been critical to SandRidge’s success and the enhancement of stockholder value. The Board believes that the Company’s commitment to these responsible compensation practices justifies a vote by the stockholders FOR the proposal above.
Vote Required: majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.
Because this vote is advisory, it will not be binding on, overrule any decision made or create or imply any additional fiduciary duty by the Board. The Company recognizes that stockholders have a fundamental interest in the Company’s executive compensation practices. Thus, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PROVIDED TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

2018 Proxy Statement      47

Executive Compensation

Compensation Discussion & Analysis

In this section, we describe our compensation philosophy, objectives and practices, our compensation setting process, our executive compensation program components, and the decisions regarding our named executive officers for 2017. Detailed information regarding the compensation earned by named executive officers is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement beginning on page 67.

2017 NAMED EXECUTIVE OFFICERS

Name	Position
James D. Bennett(1)	President & CEO
Julian M. Bott(2)	Executive Vice President and Chief Financial Officer
John P. Suter	Executive Vice President and Chief Operating Officer
Philip T. Warman	Executive Vice President, General Counsel, & Corporate Secretary
Robert S. (Scott) Griffin(3)	Senior Vice President, People and Culture
Duane M. Grubert(4)	Executive Vice President, Investor Relations & Strategy
(1)	Mr. J. Bennett departed the Company effective February 8, 2018.
(2)	Mr. Bott departed the Company effective February 22, 2018.
(3)	Mr. S. Griffin departed the Company effective March 1, 2018.
(4)	Mr. Grubert departed the Company effective July 11, 2017.

We present our Compensation Discussion and Analysis in the following sections:		Where to find it:
1.

Executive Summary. In this section, we lead with a message from the Compensation Committee, which is followed by a summary of our business strategy and performance, extensive stockholder outreach, and compensation highlights.

Pg. 49
2.	Our Executive Compensation and Governance Principles. In this section, we describe the Company’s executive compensation strategy and objectives.	Pg. 54
3.	Key 2017 Compensation Program Elements. In this section, we explain the material elements of the 2017 compensation program for named executive officers.	Pg. 55
4.	2017 Executive Compensation. In this section, we explain the material elements of the 2017 compensation program for named executive officers established by the Board or the Compensation Committee.	Pg. 56
5.	Process for Determining 2017 Executive Compensation. In this section, we describe the process for arriving at compensation decisions.	Pg. 61
6.	Actions Related to 2018 Executive Compensation. In this section, we provide an overview of the Compensation Committee’s compensation decisions made for 2018.	Pg. 64
7.

Other Executive Compensation Matters. In this section, we provide an overview of policies related to minimum stock ownership, compensation clawbacks, and the prohibition on pledging and derivative transactions, and we discuss the relationship between our executive compensation program and risk and the tax treatment of executive compensation.

Pg. 66

48     SandRidge Energy Inc.

Executive Compensation

1. Executive Summary

Compensation Committee Message and Report
DEAR FELLOW SANDRIDGE ENERGY STOCKHOLDERS,
The success of our business depends on setting and achieving goals tied to our strategic objectives. Incentivizing performance relative to those goals is fundamental to our compensation principles and executive compensation program. As we reflect on 2017, we are proud of the results that our Company delivered during a challenging period of low commodity prices and following the Company’s emergence from Chapter 11 reorganization in October 2016. We believe these results are reflected in our near-top-quartile stock price performance for the year relative to our 2017 peer group. Although our team delivered on key performance goals in 2017, in light of our new strategic direction, discussions with large stockholders and robust deliberation among the independent members of the Board, we determined to transition to a new leadership team, which resulted in the departure of Messrs. J. Bennett, Bott and S. Griffin during the first quarter of 2018.
ALIGNING COMPENSATION WITH STRATEGY AND PERFORMANCE
Our business and principal source of revenue is the production of oil, natural gas, and NGLs. Our Company exceeded our production growth goals for 2017 while simultaneously surpassing our per unit adjusted operating cost reduction goal and effectively managing its capital program rate of return. We found establishing a balanced set of goals focused our management team on growth that contributes long-term value, not just growth for growth’s sake.
Further, our team delivered on numerous qualitative goals that were fundamental to our Company’s 2017 performance, including:
●Reducing 2017 total reportable incident rate by 33% and our motor vehicle incident rate by 41% compared to 2016
●Increasing our NW STACK acreage position and entering into a $200 million development agreement with an initial $100 million tranche to efficiently fund the delineation of our NW STACK asset
●Refinancing our non-conforming credit facility to increase our borrowing base, eliminate onerous covenants, release $50 million in cash from escrow and trigger the conversion of $264 million in convertible debt to equity
●Selling $21.9 million in non-core assets (resulting in $33.7 million in non-core asset sales since emerging from Chapter 11)
STOCKHOLDER ENGAGEMENT AND FEEDBACK
The Compensation Committee, as well as the full Board, values input and feedback received from our stockholders. We were not satisfied with the outcome of our say-on-pay vote at our 2017 annual meeting of stockholders, having received only 43% of the votes cast. We therefore initiated robust engagement with our largest stockholders and proxy advisory firms Institutional Shareholder Services and Glass Lewis. We took the feedback we received seriously, and our 2017 and 2018 compensation programs are responsive to the concerns we heard. We expect to continue such engagement in the future.
2017 COMPENSATION DECISIONS
For 2017, we returned to historic base salaries and incentive opportunities that were effective prior to our reorganization in 2016 and we implemented a multi-metric performance scorecard comprised of important drivers of value creation for each of the annual incentive program and the performance share units granted under our long-term incentive program. The scorecard balanced production growth with cost reduction and capital program return goals to ensure our management team was not incentivized to pursue growth at any cost, a concern we heard among stockholders. Eliminating the incentive compensation structure the Company adopted during its chapter 11 reorganization, and the absence of comparable emergence equity awards from our 2017 long-term incentive program, addresses feedback we heard regarding outlier compensation levels, particularly for our CEO, in 2016. Our Compensation Committee also replaced its independent compensation consultant with Mercer Company (“Mercer”).
2018 COMPENSATION DECISIONS - GOING FORWARD
For 2018, the Compensation Committee and Board continued applying a balanced scorecard approach in establishing the annual incentive program and committed that 50% of the Company’s long-term incentive awards made later in 2018 would be performance-based. Further, in light of the departure of Mr. J. Bennett and the termination of his employment agreement, which contained minimum base salary and effective minimum bonus and long-term incentive opportunities, the Company may now recalibrate total target compensation for his successor in a way that is both competitive and more reflective of the compensation found among our peer group companies. We believe that the compensation package established for Bill Griffin, our Interim President and CEO, reflects these principles in a way that is consistent with the market for interim chief executives.
We held 7 Compensation Committee meetings during 2017 and numerous other informational update calls in addition to calls and in person meetings with stockholders. We are engaged and take our responsibilities very seriously in establishing and overseeing SandRidge’s executive compensation program.

By the Compensation Committee of the Board:
Sylvia K. Barnes, Chair	Michael L. Bennett

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Executive Compensation

2017 FINANCIAL AND OPERATIONAL PERFORMANCE

SandRidge TSR outperformed its E&P peer group average in 2017. For a complete description of the Company’s 2017 peer group, see page 63.

TSR PEER SHARE PRICE PERFORMANCE	Rank	TSR Peer	SORTED FY 2017 Return	Quartile
	1	MTDR	19%	Q1
	2	SRCI	-5%
	3	ECR	-9%
	4	SD	-10%	Q2
	5	HK	-18%
	6	MPO	-21%
	7	LPI	-29%	Q3
	8	SN	-44%
	9	CRZO	-44%
	10	OAS	-47%	Q4
	11	WLL	-48%
	12	EPE	-65%
	13	JONE	-76%
		TSR Peer Average	-32%

2017 was a year of solid operating performance, delivering, or exceeding our production and cost reduction guidance.

What we said we would do1	What we did[2]	How we did it
4.0 - 4.2 MMBbls oil production	4.2 MMBbls Oil Production at high point of guidance	Increased production guidance Q2’17 by 200 Mboe (100% liquids) due to well performance in both plays and improved the Niobrara type curve due to shallower decline; generation 3 Niobrara wells collectively outperformed improved type curve by 8%; minimized Midcontinent downtime through various preventative methods with a production deferral rate of only 5%
14.0 - 14.7 MMBOE total production	14.9 MMBOE Total Production exceeded highpoint of guidance
$8.00 - $9.00 Lease operating expense per BOE	$6.89 (19% under midpoint and 14% below the low end of the range) Far exceeded LOE reduction goals	Reduced lease operating guidance twice in 2017 (Q2’17 & Q3’17), primarily from efficiency and cost reduction gains in the Midcontinent. Centralized supervision and dispatch allowed for the reduction of associated headcount and water-hauling costs; extended artificial lift run-time and use of existing equipment reduced workover spend; electrical initiatives resulted in lower facility maintenance costs
$4.25 - $4.50 Adjusted G&A Expense per BOE[3]	$5.10 unadjusted G&A calculated in accordance with GAAP	Realized savings through intensive office and fleet cost management, reduced consulting spend and project timing, and favorable legal outcomes
$3.72 (15% under midpoint and 12.5% below the low end of the range) Far exceeded Adjusted G&A Expense[3] reduction goals

[1]	As detailed under “2017 Capital Expenditure and Operational Guidance” in the Company’s press release titled, “SandRidge Energy, Inc. Reports Financial and Operational Results for Fourth Quarter and the Full Year of 2016” issued February 22, 2017.
[2]	As detailed under “2017 Actual Results v. 2017 Capital Expenditure and Operational Guidance” in the Company's press release titled, “SandRidge Energy, Inc. Reports Financial and Operational Results for Fourth Quarter and Full Year of 2017” issued February 21, 2018.
[3]	Adjusted G&A expense is a non-GAAP financial measure. The Company has defined this measure and reconciled to the most directly comparable GAAP financial measure in the attached Annex B.

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Safety, capital program return, balance sheet initiatives and acquisition and divestiture activity improved SandRidge’s competitiveness in 2017

14.7 MMBOE Proved reserves added, representing 203% reserve replacement in 2017	$264 million Eliminated in convertible debt	Acquired NW STACK Bolt-on acreage

TRIR of 0.40 Total recordable incident rate reduced 33% from 2016	Refinanced non- conforming credit facility with onerous covenants to a conforming credit facility with increased borrowing base	$200 Million Executed Development Agreement (initial tranche $100 million) to fund delineation of NW STACK assets.

MVIR of 1.46 Motor vehicle incident rate reduced 41% from 2016	$9 million savings in Non-D&C workover capex, reduced by 24%	$21.9 million of non-core asset sales ($33.7 million from the Company’s active divestiture program since its emergence from Chapter 11 reorganization in October 2016.)

STOCKHOLDER ENGAGEMENT AND ADVISORY VOTE ON COMPENSATION

Investor Outreach

How we engage with our investors

Both the Compensation Committee and the full Board value the input and feedback received from our stockholders, and we view our stockholder outreach efforts as an important part of our compensation setting process. Beginning in 2017 and continuing into the first quarter of 2018, the Board has supplemented management’s investor outreach with its own extensive engagement to directly solicit and receive stockholder input on the Company’s business strategies, governance and executive compensation. We believe such outreach helps ensure that the issues that matter most to our stockholders are understood and considered by management and the Board. We plan to continue engagement practices adopted by the Board throughout the year.

We heard you and took action

At the 2017 annual meeting of stockholders, our executive compensation program for 2016 received the support of approximately 43% of the votes cast. Acknowledging our vote result, and in line with our commitment to ongoing stockholder engagement, during the fall of 2017, we solicited feedback from our largest stockholders representing approximately 60% of the Company’s outstanding common stock. We held conversations with holders representing greater than 40% of shares then outstanding as well as prominent proxy advisory firms Institutional Stockholder Services and Glass Lewis.

2018 Proxy Statement      51

Executive Compensation

While we were not satisfied with the outcome of our 2017 advisory Say-on-Pay vote, we view it as an opportunity to continue to engage with stockholders, evaluate their input, and improve our pay programs and policies. The following timeline of key events reflects the Company’s strong engagement with its stockholders:

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Executive Compensation

Stockholders were generally supportive of our outreach and our 2017 compensation programs and approach, as we described them. These were some key themes expressed by our stockholders:

What we heard	What we did for 2017	What we are doing for 2018
2016 compensation was too high. We heard concerns that the size of different compensation elements adopted by the Company in connection with its Chapter 11 reorganization – the short-term cash-settled performance program and the equity emergence grants following the Company’s emergence – resulted in aggregate compensation levels that were an outlier to prior years.
✓The Company returned to a compensation program consisting of base salary, performance-based annual incentive and a combination of time- and performance-based long-term incentive compensation at historic target levels. See page 15.
✓The salary for the Company’s CEO returned to the minimum prescribed by his employment agreement and his total direct compensation for 2017 was less than 40% of that in 2016. See page 67.

→The Compensation Committee, in consultation with its independent compensation consultant, has set interim CEO compensation at a competitive level considering relevant market data. See page 65.
→Going forward, Mr. J. Bennett’s departure permits the Company to recalibrate total target compensation for his successor in a way that is both competitive and more reflective of the compensation found among our peer group companies.

Metrics that incentivize growth for growth’s sake are inappropriate. We heard concerns that production growth and reserves growth goals may provide perverse incentives, which could be mitigated if balanced with other metrics.
✓The Company adopted a balanced scorecard approach in our 2017 annual incentive program. Our Capital Program Return (25%), Per Unit Adjusted Operating Cost (25%) and qualitative (25%) metrics ensure that we are not solely focused on production growth (25%) at any expense. See page 16.
✓The Compensation Committee determined to use a discretionary approach to long-term incentive metrics relating to earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth and proved reserves growth to eliminate the potential for stale targets and allow the Board and management to make decisions based on the best outcome for the business irrespective of the impact to a specific performance measure. See page 16.

→The Company continued a balanced scorecard approach in our 2018 annual incentive program. See page 65.
→Significant portions of our named executive officer compensation continue to be at risk and tied to stock price performance, which ensures that our executives remain focused on delivering value to stockholders.

A larger proportion of the long-term incentive should be performance-based. We heard concerns regarding the weighting of our long-term incentive program, specifically that the 2016 emergence grant, which consisted of 25% performance units was insufficiently performance-based.
→While the 2017 long-term incentive program continued with a 25% proportion of performance share units, the Compensation Committee committed that the 2018 long-term incentive program will consist of 50% performance share units when grants are made in July 2018 and incorporate three-year vesting and performance periods. See page 58.

Single trigger equity acceleration upon a Change in Control. We heard concerns that such a provision may discourage potential buyers of the Company.	✓Beginning in December 2017, all restricted stock awards contain double trigger vesting language. See page 15.

We are committed to continuing to evaluate this and other feedback we receive as part of our ongoing stockholder engagement process. We will continue to refine and update our compensation programs and policies to maintain continued alignment of management’s interests with those of stockholders and ensure that our programs reinforce our strong pay-for-performance philosophy.

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Executive Compensation

2. Our Executive Compensation and Governance Principles

HOW OUR COMPENSATION PROGRAM IS ALIGNED WITH COMPANY PERFORMANCE

SandRidge’s compensation programs are driven by the following guiding principles:

Guiding Principles	How We Meet Our Principles
Attract, motivate and retain high performing individuals that will successfully execute our strategic financial and operational priorities
✓Provide a competitive total compensation package taking into account base salary, incentives and benefits
✓Provide a significant portion of each named executive officer’s target total direct compensation in the form of variable, performance-based compensation
✓Long-term incentives with multi-year performance and vesting periods help to retain executives

Pay competitive levels considering a combination of market data from our peers, an individual’s duties and responsibilities, and the performance of the individual and the Company
✓Regularly evaluate our pay programs against the competitive market of our peer group
✓Individual compensation decisions are made based on market rate, as well as individual and Company performance, time in role, scope of responsibility, leadership skills and experience

Align compensation – both program design and levels – with stockholder interests, while rewarding long-term value creation and discouraging excessive risk taking
✓Align our executive compensation with short-term and long-term performance of the Company
✓The annual incentive program uses a balanced approach scorecard containing strategic, financial and operational goals to encourage executives to execute on short-term goals that lead to long-term stockholder value
✓Pay programs contain a substantial proportion of long-term incentive compensation
✓Share ownership guidelines contribute to alignment between long-term stockholder value and management decisions
✓Clawback policy provides the Board with the discretion to recover incentive compensation paid in connection with misstated financial or operating results resulting from fraud, misconduct, or a violation of Company policy

Promote and emphasize high ethical conduct, safety and environmental stewardship
✓Stock ownership guidelines and clawback, anti-hedging and anti-pledging policies for executive officers and directors
✓Qualitative safety and environmental goals ensure that these matters are front and center when the Company pursues its other operational goals

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What We Do & What We Do Not Do

Below is a summary of executive compensation practices we have adopted, and a list of problematic pay practices that we avoid to help reinforce our compensation principles:

What We Do
✓	Align compensation with stockholders’ interests – the majority of the value of our compensation programs are tied to stock price and/or Company performance
✓	Link performance incentive compensation to the achievement of pre-established goals tied to operational, financial, and strategic objectives
✓	Engage in a rigorous target-setting process for incentive plan metrics
✓	Use market data from a relevant peer group as a key input in our compensation setting process
✓	Maintain a clawback policy
✓	Apply robust stock ownership guidelines
✓	Annually perform a risk assessment of our compensation programs and policies
✓	Use an independent compensation consultant

What We Do Not Do
✕	No “single-trigger” change-of-control cash payments
✕	No tax gross-ups
✕	No excessive perquisites
✕	No hedging or pledging of Company stock
✕	No repricing of underwater stock options

3. Key 2017 Compensation Program Elements

We provide our executives with a mix of compensation featuring short- and long-term pay periods, fixed and variable payment amounts tied to performance, and cash and equity-based consideration reflective of our compensation philosophy and objectives. Retirement programs and other forms of compensation are not detailed in our key compensation programs (additional information about these programs can be found on page 60).

	Fixed		Variable

Long-Term Incentive Program

	Base Salary	Annual Incentive Program	Performance Share Units (PSUs): 25% weighting	Restricted Stock: 75% weighting
What?
		Cash	Stock
When?	Annual	Annual	2.5-year performance period (transitioning to three-year performance period beginning in 2018)	Three-tranches vesting over a 2.5-year vesting period (transitioning to three-year vesting period beginning in 2018)
How? Measures, Weightings, & Payouts	Market rate, as well as individual performance, time in role, scope of responsibility, leadership skills and experience

Multi-metric performance scorecard consisting of:

75% quantitative financial and operational metrics (25% capital program return, 25% per unit adjusted operating costs, 12.5% oil production and 12.5% total production)
+
25% qualitative strategic and operational goals.

Multi-metric performance scorecard consisting of:

25% relative total stockholder return (quantitative)
+
75% financial and operational metrics (qualitative, relative adjusted EBITDA growth, proved reserves growth and per unit operating costs)

Value delivered through long-term stock price performance

Value delivered through long-term stock price performance upon vesting
Why?	Attract and retain talent	Motivate executives by linking variable cash compensation to key annual performance goals tied to business strategy

Rewards sustainable performance that delivers long-term value to stockholders through the achievement of key long-term financial and operational goals tied to business strategy, drives ownership mentality and aligns the interests of executives with those of stockholders

Promotes retention of key talent, drives ownership mentality and reinforces the link between the interest of executives and those of stockholders
For More Detail	page 56	page 57	page 58	page 58

2018 Proxy Statement      55

Executive Compensation

TARGET PAY MIX

Consistent with our pay-for-performance philosophy, 87.2% of our President & CEO’s target pay package and 82.1% of the average of our other named executive officers (other than Mr. Grubert) target pay packages in 2017 were variable/at-risk and contingent upon the Company’s financial, operational, and/or share price performance. The 2017 target pay package excludes the 2016 performance unit awards, which were a component of the long-term incentive grants made in October 2016 following the Company’s emergence from Chapter 11 reorganization, but are reportable in the Summary Compensation Table in the years that they are earned.

TARGET PAY MIX
President & CEO	Average of Other Named Executive Officers (other than Mr. Grubert)

4. 2017 Executive Compensation

BASE SALARY

The purpose of base salary is to provide a fixed level of cash compensation for performing day-to-day responsibilities. Each named executive officer’s base salary is set considering market median data, as well as the individual’s experience, responsibilities, and performance. The employment agreements we maintain or maintained with our named executive officers establish minimum base salaries, and increases, if any, are based on the achievement of individual and Company objectives, contributions to our performance and culture, leadership accomplishments, and market data for comparable positions in our industry. As discussed further below, the employment agreements in effect at the Company’s emergence from Chapter 11 bankruptcy on October 4, 2016 were assumed pursuant to the plan of reorganization, which was approved by substantial majorities of the Company’s creditors and confirmed by the Bankruptcy Court prior to the appointment of the Company’s Board.

The salaries of our named executive officers have been held flat since 2015, with the exceptions of Mr. Suter’s base salary, which was increased to reflect his appointment to Executive Vice President and Chief Operating Officer in December 2016 and Mr. Grubert’s salary, which was increased in 2016 in recognition of his individual performance and the expansion of his responsibilities without commensurate base salary increases in preceding years. The 2017 base salary of each of Messrs. Bennett, Bott, Suter and Warman reflect the minimum base salary provided in his employment agreement with the Company. Based on the market analysis performed by Alvarez & Marsal North America, LLC (“A&M”), the Compensation Committee’s prior independent compensation consultant, Mr. J. Bennett’s 2017 base salary exceeded the 90th percentile of the Company’s 2017 peer group companies and the base salaries of the other named executive officers were generally between the 50th and 75th percentiles of the Company’s 2017 peer group companies.

Base salaries for 2017 for our named executive officers were:

Executive	Title	2016 Base Salary(a)		2017 Base Salary		Year-over-year change
James D. Bennett	President and CEO	$915,000		$915,000		No change
Julian M. Bott	Executive Vice President and Chief Financial Officer	$425,000		$425,000		No change
John P. Suter	Executive Vice President and Chief Operating Officer	$350,000	(b)	$420,000		8.33% increase	(e)
Philip T. Warman	Executive Vice President, General Counsel and Corporate Secretary	$375,000		$375,000		No change
Scott Griffin	Senior Vice President, People and Culture	—	(c)	$250,000		N/A
Duane M. Grubert	Former Executive Vice President of Investor Relations and Strategy	$385,000		$385,000	(d)	No change
(a)	Amounts may differ slightly from the actual base salaries realized during that year as detailed in the Summary Compensation Table for 2016 due to the misalignment of compensation earned versus the pay periods during the calendar year.
(b)	Mr. Suter was appointed Executive Vice President and Chief Operating Officer effective December 1, 2016. This figure reflects his base salary prior to his promotion.
(c)	Mr. S. Griffin was a named executive officer for the first time in 2017.
(d)	Mr. Grubert departed the company effective in July of 2017. This figure reflects his pre-departure annualized base salary.
(e)	The change in salary for Mr. Suter reflects an increase in his base salary upon his appointment as Executive Vice President and Chief Operating Officer.

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ANNUAL INCENTIVE PROGRAM2

The purpose of the annual incentive is to motivate executives by linking variable cash compensation to key annual performance goals tied to business strategy. In February 2017, the Compensation Committee adopted baseline hurdle of $50 million in Adjusted EBITDA and established the following metrics, weightings, and goals for our 2017 annual incentive program. These goals tie to our strategic objectives and reflect a balanced scorecard approach to assessing performance. In February 2018, having exceeded the baseline hurdle with Adjusted EBITDA of $193 million, the Board approved annual incentive program payouts of 116% of target based on its assessment of the Company’s performance in 2017.

The following chart shows the metrics, weightings and goals chosen by the Compensation Committee for 2017 and our performance against such metrics.

Metric	Link to Business Strategy	Weighting	Threshold	Target	Maximum	Result	Weighting Score
Capital Program Return(1)	Efficient and effective allocation of capital combined with strong operational performance					17.46%	15.9%
Per Unit Adjusted Operating Cost(2)	Achievement of production targets while operating efficiently and minimizing unnecessary costs					$11.28/BOE	50.0%
Oil Production(3)	Driver of revenue and growth					4.16 MMBBL	13.3%
Total Production(4)	Driver of revenue and growth					14.91 MMBOE	13.9%
Strategic and Operational Goals	Qualitative assessment of various other key operational and strategic value drivers		In consideration of the Company’s achievements in safety and improved capital structure and resource base as well as neutral performance respecting other matters.				23%
						TOTAL:	116%
(1)	The capital program return metric equals the weighted average internal rate of return of the 2017 drilling and completion capital program together with certain other capital costs, such as facilities infrastructure construction costs and 3D seismic studies. The IRR calculation reflects actual production and realized pricing for 2017 and forecasted production, pricing and cost assumptions consistent with applicable type curves.
(2)	Per Unit Adjusted Operating Costs G&A expense is a non-GAAP financial measure. The Company has defined this measure and reconciled to the most directly comparable GAAP financial measure in the attached Annex B.
(3)	Oil Production equals total oil production (excludes NGLs) for 2017, expressed in barrels.
(4)	Total Production equals total production for 2017, expressed in (“BOE”) with Oil and NGLs in barrels, and gas at a 6:1 equivalent ratio.

2018 Proxy Statement      57

Executive Compensation

In February 2017, the Compensation Committee considered our compensation principles and relevant market data and determined to establish target opportunities for each of our named executive officers that were unchanged from 2016.

Based on the market analysis performed by A&M for the Compensation Committee, Mr. J. Bennett’s 2017 target bonus as a percentage of base salary was between the 50th and 75th percentiles of the Company’s 2017 peer group companies and the 2017 target bonus as a percentage of base salary for the other named executive officers ranged from the 25th percentile to the 90th percentile of the Company’s 2017 peer group companies.

The following formula was used to calculate the payment to be awarded to a named executive officer under 2017 annual incentive program:

Target Bonus (% of Base Salary)	➔	Target Bonus ($)	✕	Actual Performance (% of Target)	=	Final Payout

Based on the Company’s performance relative to the metrics outlined above, the final calculation and amounts paid to our named executive officers for 2017 performance were:

Name	Target Bonus (% of Base Salary)	➔	Target Bonus ($)	✕	Actual Performance (% of Target)	=	Final Payout(1)
James D. Bennett	110%		$1,006,500		116%		$0
Julian M. Bott	90%		$382,500				$0
John P. Suter	100%		$420,000				$487,200
Philip T. Warman	75%		$281,250				$326,250
Scott Griffin	65%		$162,500				$188,500
Duane M. Grubert	90%		$346,500				$0
(1)	The employment of each of Messrs. J. Bennett, Bott and Grubert was terminated prior to the day on which amounts due under the 2017 annual incentive program were paid out, and they did not receive a payment under the 2017 annual incentive program.

2017 TRANCHE OF EMERGENCE PERFORMANCE UNITS

Variable Cash-Settled Units

The performance unit awards motivate our executive officers to achieve future annual business objectives that drive long-term performance. The performance unit awards were a component of the long-term incentive grants made in October 2016 following the Company’s emergence from Chapter 11 reorganization and are reportable in the Summary Compensation Table in the years that they are earned. The performance unit awards vest in one-third increments on each of December 31, 2017, 2018 and 2019 and payments are made based on the Company’s performance relative to the metrics established in each year’s annual incentive scorecard.

The first tranche, for which right to payment vested on December 31, 2017, was paid based on the company’s 2017 annual incentive plan performance scorecard.

Name	Performance Units (vested on 12/31/17)	➔	$100 / Unit ($s)	✕	Actual Performance (% of Target)	=	Final Payout
James D. Bennett	8,750		$100		116%		$1,015,000
Julian M. Bott	3,083		$100				$357,628
John P. Suter	1,667		$100				$193,372
Philip T. Warman	1,250		$100				$145,000
Scott Griffin	1,250		$100				$145,000
Duane M. Grubert	1,667		$100				$193,372

LONG-TERM INCENTIVE (“LTI”) PROGRAM

The purpose of long-term incentives is to align executives’ compensation with interests of stockholders, encourage retention, and reward long-term operational and financial performance. For 2017, we granted long-term incentive awards consisting of 25% stock-settled performance share units and 75% time-based restricted stock awards. We changed the timing of our annual long-term incentive grants from February to July to incentivize mid-year retention, to distribute the Compensation Committee’s workload more evenly throughout the year and to permit the incorporation of additional stockholder feedback and say-on-pay results into the current year’s long-term incentive compensation program. Due to this transition, the 2017 performance share units have a performance period of 2.5 years (January 2017 to June 2019) and the restricted stock awards have a 2.5 year vesting period. We expect that in future years, our long-term incentive grants will have a three-year performance and/or vesting period.

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Executive Compensation

In February 2017, the Compensation Committee considered our compensation principles and relevant market data and determined to establish target opportunities for each of our named executive officers that were unchanged from 2016.

Based on the market analysis performed by A&M for the Compensation Committee, Mr. J. Bennett’s target 2017 long-term incentive awards were between the 75th and 90th percentiles of the Company’s 2017 peer group companies and the target 2017 long-term incentive awards for the other named executive officers ranged from less than the 25th percentile to the 75th percentile of the Company’s 2017 peer group companies. The following table reflects the target 2017 long-term incentive awards expressed as a percentage of base salary and the individual and aggregate grant date fair values of the 2017 long-term incentive awards:

Name	Target LTI (% of Base Salary)	Target PSU Value (25% Weighting)	Target RSA Value (75% Weighting)	Aggregate Target LTI ($ Value)(1)
James D. Bennett	588%	$1,293,741	$4,035,133	$5,328,874
Julian M. Bott	350%	$357,678	$1,115,619	$1,473,297
John P. Suter	360%	$363,581	$1,133,992	$1,497,573
Philip T. Warman	150%	$135,260	$421,870	$557,130
Scott Griffin	125%	$75,136	$234,366	$309,502
Duane M. Grubert	243%	$224,961	$701,643	$926,604
(1)	The grant date fair value of the long-term incentive awards for each named executive officer is slightly less than the target long-term incentive expressed as a percentage of his base salary because the Company determined the number of performance share units awarded based on the closing price of the Company’s common stock on the grant date rather than based on the grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation.

See the Grants of Plan-based Awards Table on page 69 for additional information.

Performance Share Units (PSUs)

In February 2017, we granted stock-settled performance share units to our named executive officers. The Compensation Committee selected one quantitative goal of relative TSR and three discretionary financial and operational goals including relative adjusted EBITDA growth, proved reserves growth and per unit adjusted operating costs. The Compensation Committee determined to use a discretionary approach to measuring Company performance against the latter three performance measures to eliminate the potential for stale targets, minimize potential competing influence of different performance periods, ease the application of results from merger and acquisition activity and allow the Board and management to make decisions based on the best outcome for the business irrespective of the impact to a specific performance measure. The two relative metrics – relative TSR and relative adjusted EBITDA growth – performance will be measured against the Company’s 2017 peer group described on page 65.

The ultimate value realized by our named executive officers at the end of the performance period, which runs from January 1, 2017 through June 30, 2019 will be contingent upon both SandRidge’s performance against these goals and the Company’s stock price. PSUs are also subject to a time-vesting requirement, which generally requires a participant to remain employed by the Company through the end of the performance period.

Metric	Link to Business Strategy	Weighting	Threshold	Target	Maximum
Quantitative: Relative TSR	Competitive stock price appreciation and value creation

Discretionary: Relative Adjusted EBITDA Growth(1)	Operational effectiveness and profitability
Proved Reserves Growth	Increase the amount of high-quality proven assets to drive future production growth and value creation
Per Unit Adjusted Operating Cost(2)	Achievement of production targets while operating efficiently and minimizing unnecessary costs
(1)	Relative Adjusted EBITDA is a non-GAAP financial measure. The Company has defined this measure in the attached Annex B.
(2)	Per Unit Adjusted Operating Costs is a non-GAAP financial measure. The Company has defined this measure in the attached Annex B.

2018 Proxy Statement      59

Executive Compensation

Restricted Stock Awards

In February 2017, we granted restricted stock to our named executive officers. These awards vest ratably on each of June 30, 2017, 2018, and 2019 and help motivate and retain executives and provide stability to the compensation programs. The ultimate value realized by our named executive officers at the time of vesting will be contingent upon SandRidge’s stock price, thus providing further alignment with stockholders.

OTHER COMPENSATION MATTERS

Health and Welfare Benefits

Our named executive officers were eligible to participate in medical, dental, vision, disability and life insurance to meet their health and welfare needs. These benefits are provided to assure that we are able to maintain a competitive position in terms of attracting and retaining officers and other employees. This is a fixed component of compensation and the benefits are provided on a nondiscriminatory basis to all of our employees.

Limited Perquisites and Other Personal Benefits

We believe that the total mix of compensation and benefits provided to our named executive officers is competitive and, generally, perquisites should not play a large role in our executive officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our executive officers are limited.

401(k) Plan

We maintain a 401(k) retirement plan for the benefit of all of our executive officers and employees on a non-discriminatory basis. Under the plan, eligible employees may elect to defer a portion of their earnings up to the annual maximum allowed by regulations promulgated by the Internal Revenue Service. Beginning in 2017, the aggregate matching contribution available to our 401(k) retirement plan participants equals 100% of the first 10% of deferred base salary (exclusive of incentive compensation). In 2017, we made matching contributions equal to 100% on the first 10% of employee deferred base salary (exclusive of incentive compensation). Matching contributions are made in investment vehicles selected by each employee from a variety of options.

Nonqualified Deferred Compensation Plan

Previously, we maintained a nonqualified deferred compensation plan (“NQDC Plan”) to provide our named executive officers and other eligible employees flexibility for meeting their future income needs and assisting them in their retirement planning. Under the terms of the NQDC Plan, eligible employees were provided the opportunity to defer income in excess of the Internal Revenue Service annual limitations on qualified 401(k) retirement plans.

Under the NQDC Plan, we made discretionary contributions to the deferred compensation account of each participant. The Board approved matching contributions for the NQDC Plan equal to 100% of employee contributions up to 10% of the employee’s annual cash compensation minus any matching contributions made under the 401(k) retirement plan.

In December 2016, we initiated termination of the NQDC Plan, following which no additional deferrals were permitted into the NQDC Plan. Active employee balances were distributed in January 2018.

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5. Process for Determining 2017 Executive Compensation

COMPENSATION SETTING APPROACH

Our approach to setting compensation programs and levels for our named executive officers involves a comprehensive process reflecting the input and consideration of numerous factors.

INDEPENDENT COMPENSATION GOVERNANCE

Independent members of our Board and the Compensation Committee seek input from our CEO and other members of our management team as well as input and advice from the Committee’s independent compensation consultant to ensure our compensation principles and all information relevant to individual compensation decisions are taken into account in setting executive compensation programs and levels. The following summary sets forth the responsibilities of various parties in connection with the implementation of our compensation programs.

Role	President and CEO	Management	Independent Compensation Consultant	Compensation Committee	Independent Members of Board of Directors
Peer Group / Market Data and Best	Reviews	Reviews	Develops	Recommends	Approves
Practices for Compensation Design
and Decisions
Annual Named Executive Officer	Recommends	—	Reviews / Advises	Approves	Ratifies
Target Compensation
Annual CEO Target Compensation	—	—	Reviews / Advises	Approves	Ratifies
Annual and Long-Term Incentive	Reviews	Develops	Reviews / Advises	Approves	Ratifies
Measures and Performance Targets
Performance Results	Reviews	Develops	Reviews / Advises	Evaluates	Approves
Long-Term Incentive Grants to	Reviews and	Develops	Reviews / Advises	Approves	—
non-executives, Dilution, Burn Rate	approves
CD&A Disclosure	Reviews	Develops	Reviews / Advises	Recommends	Approves
Say on Pay Result	—	—	Reviews / Advises	Reviews /	—
Recommends

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The following describes the roles of the key participants in the compensation-setting process:

Independent Compensation Committee

The Compensation Committee is composed of two non-employee independent directors. The Compensation Committee’s duties in administering the executive compensation programs include the following:

●Reviewing, evaluating, and approving the Company’s corporate goals and objectives relevant to the compensation of the Company’s CEO and the Company’s other executive officers, as well as other members of the Company’s senior management on an annual basis and making adjustments as it deems appropriate
●Evaluating the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives
●Regularly reviewing and approving the annual total compensation paid to executive officers and other members of senior management

The Compensation Committee reviews the components of our executive officer compensation program on an annual basis and approves adjustments as it deems appropriate. On an annual basis, the Compensation Committee reviews and makes recommendations to the Board with respect to incentive compensation and equity-based plans that are subject to the Board’s approval.

Management Team

Our CEO (other than for himself) and the head of our People and Culture Department work with the Compensation Committee in establishing compensation levels and performance targets. Our CEO is responsible for reviewing the compensation and performance of executive officers other than himself and making recommendations to the Compensation Committee for adjustments to the annual total compensation of his direct reports. Final compensation determinations are made by the Compensation Committee or, from time to time, the Board. The Company’s People and Culture and Legal departments provide support in the preparation of materials and execution of the Compensation Committee’s responsibilities.

Stockholders and Other Key Stakeholders

The Company and the Compensation Committee value stockholders’ input and consider such input in establishing the type and level of compensation for our executives and setting performance metrics and targets. For more detail, see “Stockholder Engagement and Advisory Vote on Compensation” above. The Company has held advisory votes on named executive officer compensation at each of its annual meetings of stockholders beginning in 2014. At our 2017 annual meeting, our stockholders approved holding our Say-on-Pay vote annually.

Independent Compensation Consultant

To facilitate the formulation and administration of our compensation programs, the Compensation Committee continued the engagement of its prior independent compensation consultant, A&M, through the fall of 2017, at which point, the Compensation Committee determined to retain Mercer as its independent compensation consultant. In general, A&M provided, and Mercer currently provides, executive and director compensation consulting services to the Committee, including information and market practices regarding compensation program designs and pay levels, regulatory updates and analyses, and related trends.

In general, at the direction of the Compensation Committee, the compensation consultant attends committee meetings, meets with the Compensation Committee in executive session, and provides advice and expertise on executive and director compensation programs and plan designs. The compensation consultant reports directly to, and takes its charge from, the Compensation Committee on executive compensation matters. Interactions between the compensation consultant and management are generally limited to discussions on behalf of the Committee or as required to compile information at the Committee’s direction.

During 2017, A&M also served as restructuring advisor in connection with the Company’s Chapter 11 reorganization. Accordingly, in 2017, the Company purchased $238,984 in non-compensation-related services in connection with the Company’s restructuring in addition to $237,054 in compensation-related services. During 2017, Mercer did not provide any non-compensation-related services to the Company.

The Compensation Committee reviewed the independence of A&M and Mercer pursuant to the requirements approved and adopted by the SEC and the NYSE and determined each is independent from management and that their engagement does not raise a conflict of interest.

Peer Group and Competitive Data

The Compensation Committee generally uses a peer group to compare the competitiveness of the Company’s executive compensation and to evaluate the Company’s performance. The Company updated its peer group for 2017, as detailed below.

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SETTING 2017 TARGET COMPENSATION LEVELS

The Peer Group

For 2017, to assist with setting executive compensation levels, evaluating compensation programs and assessing performance relative to 2017 performance goals, the Board approved a new peer group of 12 companies operating in the oil and gas exploration and production industry based on the recommendation of the Compensation Committee and A&M, its independent compensation consultant at the time, and with input from management. In establishing the peer group, the Compensation Committee primarily considered industry, annual revenue, asset similarity, and market capitalization.

The 2017 peer group was comprised of the following companies:

MARKET CAPITALIZATION	REVENUE	ASSETS
as of 9/30/2016	as of 9/30/2016 (LTM)	as of 9/30/2016

REVENUE SOURCE	RESERVES

MPOY.Q	Midstates Petroleum Company Inc.	OAS	Oasis Petroleum Inc.
JONE	Jones Energy, Inc.	MTDR	Matador Resources Company
SN	Sanchez Energy Corporation	CRZO	Carrizo Oil & Gas Inc.
HK	Halcón Resources Corporation	WLL	Whiting Petroleum Corp.
ECR	Eclipse Resources Corporation	LPI	Laredo Petroleum, Inc.
EPE	EP Energy Corporation	SD	SandRidge Energy, Inc.
SYRG	Synergy Resources Corporation

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Employment Agreements

We currently maintain, or maintained, during their employment with the Company, employment agreements with our named executive officers, the material terms of which are described throughout this proxy statement. The employment agreements in effect at the Company’s emergence from Chapter 11 bankruptcy on October 4, 2016 were assumed pursuant to the Plan of Reorganization, which was approved by substantial majorities of the Company’s creditors and confirmed by the Bankruptcy Court prior to the appointment of the Company’s Board. As previously described herein, the employment of Messrs. J. Bennett, Bott and S. Griffin terminated effective as of February 8, 2018, February 22, 2018, and March 1, 2018 respectively. As such, the discussion of the terms of their employment agreements herein reflects the terms of their employment agreements prior to their termination of employment.

The Company’s employment agreements, which have evergreen terms, provide, or provided, in respect of Messrs. J. Bennett, Bott and S. Griffin, for (i) an annual base salary of not less than $915,000 for Mr. J. Bennett, $425,000 for Mr. Bott, $420,000 for Mr. Suter, $225,000 for Mr. S. Griffin, $375,000 for Mr. Warman and $350,000 for Mr. Grubert; (ii) eligibility to participate in the annual incentive program; (iii) eligibility for equity awards under the Company’s incentive plan; and (iv) health and other employee benefits that are generally available to our employees.

In addition, the employment agreements include, or included, in respect of Messrs. J. Bennett, Bott and S. Griffin, provisions governing the payment of severance benefits payable to the named executive officers upon the occurrence of specified events, such as termination of their employment without cause or termination or resignation for good reason following a Change in Control of the Company. The employment agreements between us and our named executive officers and the related severance provisions are designed to meet the following objectives:

●	Change in Control. In certain scenarios, the potential to merge with or be acquired by another company may be in the best interest of our stockholders. We have agreed to provide severance compensation to our named executive officers if employment is terminated without cause or the executive resigns with good reason following a change in control transaction in recognition of the fact that our named executive officers may take actions in the best interest of our stockholders that ultimately lead to their departure from the Company. The Company’s emergence from Chapter 11 reorganization constituted a change in control under the terms of each outstanding employment agreement, which means that the terminations of each of Messrs. J. Bennett, Bott, S. Griffin and Grubert entitled him to Change in Control severance benefits. Mr. Warman will remain in a Change in Control period until October 4, 2018, during which time he will be entitled to Change in Control severance benefits in the event of his termination. Mr. Suter’s employment agreement with the Company, effective December 2016, is not currently in a Change in Control period.
●	Termination without Cause. If we terminate any of our named executive officers’ employment without cause, we will pay certain compensation and other benefits to the terminated individual. We believe this arrangement is appropriate because it is consistent with the triggering events and associated payments found in employment agreements of companies that we compete against for executive-level talent. We also believe it is beneficial for us and our named executive officers to have a mutually agreed upon severance package in place prior to any termination event, which we believe provides us with more flexibility to make a change in senior management if such a change is in our and our stockholders’ best interest.

The terms of our equity compensation plan also govern the payments and benefits named executive officers are entitled to in these situations. For a description of these payments, please read “—Potential Payments Upon Termination or Change in Control” below.

6. Actions Related to 2018 Executive Compensation

DEPARTURE OF PRESIDENT AND CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

As discussed above, in light of our new strategic direction, discussions with large stockholders and robust deliberation among the independent members of the Board, the Company initiated a transition to a new leadership team, leading to the departure of Mr. J. Bennett, the Company’s President and CEO, effective February 8, 2018 and Mr. Bott, the Company’s Executive Vice President and Chief Financial Officer, effective at the closed of business on February 22, 2018. Messrs. J. Bennett and Bott were retained in their roles pursuant to the Plan of Reorganization, which was approved by substantial majorities of the Company’s creditors and confirmed by the Bankruptcy Court prior to the appointment of the current Board. The Plan of Reorganization required the assumption of their employment agreements, which provided for severance compensation in the event of termination without cause during the two year Change in Control period following the Company’s emergence from bankruptcy.

Pursuant to the terms of his employment agreement and the award agreements governing his outstanding equity awards, Mr. J. Bennett was entitled to severance compensation consisting of the following:

●	a cash severance payment equal to $6,738,479
●	the accelerated vesting of 343,085 shares of previously granted restricted stock
●	the accelerated vesting of 66,619 previously granted performance share units, which upon vesting, were converted into shares of common stock on a one-for-one basis (the “target” award quantity)

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●	the accelerated vesting of 17,500 previously granted performance units, which were settled in cash at the “target” grant value of $100 per unit

Pursuant to the terms of his employment agreement and the award agreements governing his outstanding equity awards, Mr. Bott was entitled to severance compensation consisting of the following:

●	a cash severance payment equal to $2,840,234
●	the accelerated vesting of 126,469 shares of previously granted restricted stock
●	the accelerated vesting of 18,418 previously granted performance share units, which upon vesting, were converted into shares of common stock on a one-for-one basis (the “target” award quantity)
●	the accelerated vesting of 6,167 previously granted performance units, which were settled in cash at the “target” grant value of $100 per unit

APPOINTMENT OF INTERIM CHIEF EXECUTIVE OFFICER

Upon Mr. J. Bennett’s departure, Mr. B. Griffin, who at the time was serving as one of our independent directors, agreed to serve as President and CEO on an interim basis upon Mr. J. Bennett’s departure while the Company conducts a full review of internal and external candidates. Effective February 8, 2018, the Company entered into an Interim CEO Employment Agreement with Mr. B. Griffin (the “Interim CEO Employment Agreement”). The Interim CEO Employment Agreement has a term expiring five days after the date a successor President and CEO is appointed by the Board, unless terminated earlier by either party upon 30 days advance written notice (the “Employment Term”).

During the Employment Term, Mr. B. Griffin (i) will receive a monthly salary of $70,000, prorated for any partial month of service during the Employment Term; (ii) will be eligible to participate in a bonus program with a target bonus equal to 50% of Mr. B. Griffin’s salary with the amount of the bonus actually paid to Mr. B. Griffin being determined by the Compensation Committee based on performance objectives established by the Compensation Committee; provided, however, that in the event of a Change in Control as defined in the Interim CEO Employment Agreement, Mr. B. Griffin’s right to payments under the bonus program will vest for the duration of the Employment Term and such payments will be made for the duration of the Employment Term at the greater of the target bonus or the amount calculated by the Compensation Committee; (iii) will continue to receive an annual equity compensation award as granted to non-employee members of the Board, but will not receive an annual cash retainer or any other cash fees payable to non-employee members of the Board; (iv) will continue to vest in any outstanding equity awards as if he remained a non-employee director during the Employment Term; (v) will be eligible to participate in the employee benefit plans and programs available to senior executives of the Company; and (vi) will be reimbursed for expenses incurred in the performance of his duties, including (a) reasonable commuting costs incurred for travel from his residence in Dallas, Texas to the Company’s headquarters in Oklahoma City, Oklahoma, and (b) up to $2,500 monthly for the cost of housing in or near Oklahoma City, Oklahoma. Mr. B. Griffin will not be entitled to participate in any severance plan or otherwise receive any severance benefits or participate in the Company’s employee equity compensation program.

2018 ANNUAL INCENTIVE PLAN SCORECARD

For 2018, the Compensation Committee continued the use of an annual incentive program premised on balanced performance metrics. The Compensation Committee adopted a baseline annual incentive performance hurdle of $115 million in Adjusted EBITDA to serve as the prerequisite for funding the bonus pool and 2018 scorecard metrics tied to meeting specific base case performance targets with a discretionary component.

2018 LONG-TERM INCENTIVE AWARDS

For 2018, the Board intends to make long-term incentive grants comprised of at least 50% performance-based incentives in July.

PEER GROUP

In late 2017, the Compensation Committee reviewed the Company’s compensation peer group, with input from its independent compensation consultant and management. This review considered the following primary factors when assessing potential peer companies: industry, annual revenues, market value, total assets, business mix (crude oil vs. natural gas) as defined by revenues and proved reserves, operating regions, and complexity of operations. The goal was to position SandRidge near the middle of the group across these factors, while also considering companies against which the Company competes operationally and for executive talent. As a result of this review, the following 14 companies will comprise the peer group for 2018:

Bill Barrett	Midstates Petroleum
Callon Petroleum	Oasis Petroleum
Carrizo Oil & Gas	PDC Energy
EP Energy	Sanchez Energy
Halcón Resources	SM Energy
Laredo Petroleum	SRC Energy
Matador Resources	Whiting Petroleum

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Executive Compensation

7. Other Executive Compensation Matters

CLAWBACK POLICY

The Company maintains a clawback policy that is administered by the Board. Under the policy, the Company, at the Board’s direction, will recover incentive compensation that has been erroneously paid in the event of a restatement or misconduct.

ROBUST STOCK OWNERSHIP GUIDELINES

The Company maintains stock ownership guidelines for executive officers and non-employee directors of the Company. The policy generally requires executives and non-employee directors to own stock in the Company equal to the following guidelines:

PERCENTAGE OF SALARY REQUIRED

Our executive officers and non-employee directors have five years from October 4, 2016 to fulfill this requirement or, if later, five years from the date of their appointment, promotion, or election to a role that is subject to the stock ownership guidelines. Until they are in compliance with the guidelines, our CEO is required to hold 50% of net shares issued (after tax and/or exercise) and other officers and non-employee directors are required to hold 60% of net shares issued.

ANTI-HEDGING AND ANTI-PLEDGING POLICIES

The Company maintains a policy that prohibits executives and non-employee directors from entering into agreements in which Company shares are pledged as security for a loan. It also prohibits executives and non-employee directors from engaging in hedging transactions involving Company stock.

RISK ASSESSMENT

Our compensation program for executives is not designed to encourage excessive risk taking. In that regard, payouts under the performance incentive program and performance unit plan are capped at 200% of target. In addition, all of our long-term incentives include extended vesting periods.

TAX TREATMENT OF EXECUTIVE COMPENSATION DECISIONS

Section 162(m) of the Internal Revenue Code (the “Code”), generally imposes a $1 million limit on the amount of compensation paid to certain executive officers that a public corporation may deduct for federal income tax purposes in any year. During 2017, the Code provided an exception to the Section 162(m) deduction limitation for compensation qualifying as “performance-based compensation” within the meaning of the Code and the applicable Treasury Regulations. During 2017, the Compensation Committee designed and administered our executive compensation program with the intent that certain portions of the compensation paid to our named executive officers would qualify as performance-based compensation under Section 162(m).

The “Tax Cuts and Jobs Act,” enacted in late 2017, repealed the performance-based compensation exception to the Section 162(m) deduction limitation for tax years beginning after December 31, 2017. While we will continue to monitor our compensation programs in light of the deduction limitation imposed by Section 162(m) of the Code, our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in our best long-term interests and the long-term interests of our stockholders. As a result, the Compensation Committee may conclude that paying compensation at levels that are subject to limits under Section 162(m) of the Code is nevertheless in the best interests of the Company and our stockholders. Given changes made to Section 162(m) by the “Tax Cuts and Jobs Act,” which took effect in 2018, we may not be able to deduct for federal income tax purposes a portion of the compensation paid to our named executive officers in 2018.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on this review and discussion, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

By the members of the Compensation Committee:

Sylvia K. Barnes, Chairman
Michael L. Bennett

66     SandRidge Energy Inc.

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(d)	Stock Awards(e)	Non-Equity Incentive Plan Compensation(f)	All Other Compensation(g)	Total
James D. Bennett	2017	$915,000	$—	$5,328,874	$1,015,000	$18,300	$7,277,174
President and Chief	2016	918,519	500	9,279,077	8,482,027	144,727	18,824,850
Executive Officer	2015	918,519	1,375,001	6,202,746	1,409,100	216,537	10,121,903
Julian M. Bott	2017	$425,000	$—	$1,473,297	$357,628	$24,300	$2,280,225
Executive Vice	2016	426,635	—	3,269,775	2,483,503	110,136	6,290,049
President and Chief	2015	161,827	300,000	800,001	535,500	21,326	1,818,654
Financial Officer
John P. Suter(a)	2017	$420,000	$—	$1,497,573	$680,572	$24,300	$2,622,445
Executive Vice	2016	357,168	—	1,767,432	1,031,777	24,298	3,180,675
President and Chief	2015	—	—	—	—	—	—
Operating Officer
Philip T. Warman	2017	$375,000	$—	$557,130	$471,250	$18,300	$1,421,680
Executive Vice President,	2016	376,442	—	1,325,586	1,120,565	38,303	2,860,896
General Counsel and	2015	376,442	275,000	725,812	366,125	71,361	1,814,740
Corporate Secretary
Scott Griffin(b)	2017	$250,000	$—	$309,502	$333,500	$24,300	$917,302
Senior Vice President,	2016	—	—	—	—	—	—
People and Culture	2015	—	—	—	—	—	—
Duane M. Grubert(c)	2017	$203,235	$—	$926,604	$193,372	$2,475,330	$3,798,541
Former Executive Vice	2016	386,481	—	1,767,432	1,702,661	43,919	3,900,493
President of Investor	2015	352,558	225,001	870,406	421,400	71,904	1,941,269
Relations and Strategy
(a)	Mr. Suter was appointed Executive Vice President and Chief Operating Officer in December 2016 and was first a named executive officer for 2016.
(b)	Mr. S. Griffin was first a named executive officer for 2017.
(c)	Mr. Grubert departed from his role as Executive Vice President of Investor Relations and Strategy, effective July 11th, 2017.
(d)	The bonus amounts shown as earned in this column include (i) an award made to Mr. J. Bennett in 2016 under the Company’s service award program, which recognizes all eligible employees on the fifth anniversary of their employment and (ii) time-vested supplemental retention awards made to all named executive officers in 2015 comprised of fixed-value cash awards.
(e)	The stock awards shown in this column reflect the aggregate grant date fair value of restricted stock and performance share units awarded in 2017 and restricted stock, restricted stock units, performance units and performance share units awarded in prior years calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. On the Effective Date, all equity interests of the Company issued and outstanding immediately prior, including outstanding restricted stock, restricted stock units, performance units and performance share units shown in this column for 2015, were deemed cancelled, discharged and of no force or effect. Refer to the Grants of Plan-Based Awards Table for 2017 for additional information regarding awards of restricted stock made to the named executive officers in 2017. See “Compensation Discussion and Analysis” on page 48 for a description of the material features of the awards granted in 2017. The assumptions used by the Company in calculating the amounts related to restricted stock, restricted stock units, performance units and performance share units are incorporated by reference to Note 17 of the consolidated financial statements included in the 2017 Form 10-K.
(f)	For Messrs. J. Bennett and Bott, the amounts shown for 2017 represent the vesting of the 2017 tranche of performance units under the performance incentive program. For Messrs. S. Griffin, Suter and Warman the amounts shown represent the vesting of the 2017 tranche of performance units under the performance incentive program and the payment made under the annual incentive plan for 2017, but paid in 2018. For each year the amounts shown reflect payments made with respect to services rendered in the designated year and paid in the designated year or the following year under the Company’s performance-based incentive programs. See “Compensation Discussion and Analysis” on page 48 for a description of the material features of the 2017 annual incentive plan.

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Executive Compensation Tables

(g)	All Other Compensation provided to our named executive officers includes:

Name	Year	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Company Matching Contributions to Deferred Comp Plan	Certain Other(i)	Perquisites(ii)	Total
James D. Bennett	2017	$300	$18,000	$—	$—	$—	$18,300
	2016	298	18,000	126,429	—	—	144,727
	2015	270	18,000	198,267	—	—	216,537
Julian M. Bott	2017	$300	$24,000	$—	$—	$—	$24,300
	2016	298	8,113	—	—	101,725	110,136
	2015	42	4,577	—	—	16,707	21,326
John P. Suter	2017	$300	$24,000	$—	$—	$—	$24,300
	2016	298	24,000	—	—	—	24,298
	2015	—	—	—	—	—	—
Philip T. Warman	2017	$300	$18,000	$—	$—	$—	$18,300
	2016	298	18,000	20,005	—	—	38,303
	2015	270	18,000	53,091	—	—	71,361
Scott Griffin	2017	$300	$24,000	$—	$—	$—	$24,300
	2016						—
	2015						—
Duane M. Grubert	2017	$173	$21,804	$—	$2,453,352	$—	$2,475,330
	2016	298	24,000	19,621	—	—	43,919
	2015	270	24,000	47,634	—	—	71,904
(i)

The amount reported in this column for Mr. Grubert in 2017 includes the amount paid or accrued in connection with his departure from the Company, effective July 11th, 2017, including (a) severance in the amount of $2,403,582, which equals three times the sum of his base salary plus the three-year average of annual incentive plan payments, (b) accrued but unused vacation pay in the amount of $44,423 and (c) reimbursement of $5,347 for aggregate monthly Consolidated Omnibus Budget Reconciliation Act premiums over five months.

(ii)

The amount reported for Mr. Bott in 2016 includes relocation and temporary housing of $100,000, long-term disability premiums of $1,183 and the face value of tickets to sporting events of $542. The amount reported for Mr. Bott in 2015 includes $16,498 for temporary housing and $209 for long-term disability premiums. Perquisites and other personal benefits provided to each of the other named executive officers had an aggregate incremental value of less than $10,000 and accordingly have been omitted from the table in accordance with SEC rules.

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Executive Compensation Tables

Grants of Plan-Based Awards

The following table sets forth information about each grant of an award made to our named executive officers in 2017:

				Estimated Possible or Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Possible or Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units
Name	Type of Award(a)	Grant Date	Approval Date	Threshold (50%)	Target (100%)	Maximum (200%)	Threshold (0%)	Target (100%)	Maximum (200%)		Grant Date Fair Value
James D. Bennett	AIP	—	—	$503,250	$1,006,500	$2,013,000	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	199,858	4,035,133
	PSU	02/15/2017	02/06/2017	—	—	—	—	66,619	133,238	—	1,293,741
Julian M. Bott	AIP	—	—	$191,250	$382,500	$765,000	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	55,256	1,115,619
	PSU	02/15/2017	02/06/2017	—	—	—	—	18,418	36,836	—	357,678
John P. Suter	AIP	—	—	$210,000	$420,000	$840,000	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	56,166	1,133,992
	PSU	02/15/2017	02/06/2017	—	—	—	—	18,722	37,444	—	363,581
Philip T. Warman	AIP	—	—	$140,625	$281,250	$562,500	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	20,895	421,870
	PSU	02/15/2017	02/06/2017	—	—	—	—	6,965	13,930	—	135,260
Scott Griffin	AIP	—	—	$81,250	$162,500	$325,000	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	11,608	234,366
	PSU	02/15/2017	02/06/2017	—	—	—	—	3,869	7,738	—	75,136
Duane M. Grubert	AIP	—	—	$173,250	$346,500	$693,000	—	—	—	—	$—
	RSA	02/15/2017	02/06/2017	—	—	—	—	—	—	34,752	701,643
	PSU	02/15/2017	02/06/2017	—	—	—	—	11,584	23,168	—	224,961
(a)

AIP, RSA and PSU award types refer to the annual incentive plan, restricted stock awards and performance stock units, respectively. Amounts reported reflect estimated possible or future payouts under these plans and awards; however, no payments were made under the 2017 annual incentive plan awards to Messrs. J. Bennett, Bott and Grubert.

For a description of the material terms of the awards detailed in the Grants of Plan-Based Awards table, please see pages 58-60 above.

Outstanding Equity Awards at Fiscal Year-End

The following table reflects all outstanding equity awards held by each of our named executive officers as of December 31, 2017:

		Stock Awards		PSU’s
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(c)	Equity Incentive Plan Awards: Value of Unearned Units That Have Not Vested ($)(b)
James D. Bennett	2/15/2017	133,238	$2,807,325	66,619	$1,403,662
	10/19/2016	209,847	$4,421,476
Julian M. Bott	2/15/2017	36,837	$776,156	18,418	$388,067
	10/19/2016	89,632	$1,888,546
John P. Suter	2/15/2017	37,444	$788,945	18,722	$394,473
	10/19/2016	48,449	$1,020,820
Philip T. Warman	2/15/2017	13,930	$293,505	6,965	$146,753
	10/19/2016	36,337	$765,621
Scott Griffin	2/15/2017	7,738	$163,040	3,869	$81,520
	10/19/2016	36,337	$765,621
Duane M. Grubert	2/15/2017	—	—	11,584	$244,075	(d)
	10/19/2016	—	—

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Executive Compensation Tables

(a)

Includes shares of restricted stock granted on February 15, 2017, which vest in one-third increments on June 30 of each of 2017, 2018 and 2019, and shares of restricted stock granted on October 19, 2016 following the Company’s emergence from Chapter 11 Reorganization, which vest in one-third increments on each of the first three anniversaries of the grant date.

(b)	Valuations are based on $21.07 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 29, 2017.
(c)

Includes the number of performance stock units granted on February 15, 2017, which vest in one-third increments on June 30 of each of 2017, 2018 and 2019 and will be settled in the Company’s common stock in an amount based on the Company’s performance relative to pre-established objectives over the performance period from January 1, 2017 to June 30, 2019, provided that the grantee remains employed until the date of settlement. The disclosure is made at “target” performance level because the Company’s performance is not reasonably estimable as of December 31, 2017.

(d)

Performance stock units granted to Mr. Grubert remained outstanding following his termination in July 2017 and will vest in accordance with the terms of the award agreement governing the performance stock units.

Option Exercises and Stock Vested

The following table reflects the shares of restricted stock of each of our named executive officers that vested during 2017. No stock options were outstanding or exercised in 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting(a)	Value Realized on Vesting(b)
James D. Bennett	238,314	$4,513,577
Julian M. Bott	63,235	$1,172,977
John P. Suter	42,947	$784,903
Philip T. Warman	25,134	$466,896
Scott Griffin	22,039	$413,631
Duane M. Grubert(c)	107,426	$2,062,529
(a)

Includes shares of restricted stock granted on February 15, 2017 which vested on June 30, 2017 and shares of emergence long-term incentive restricted stock granted on October 19, 2016 which vested on October 19, 2017. For Mr. J. Bennett, this number includes 57,231 shares of restricted stock transferred to Natasha Bennett pursuant to a domestic relations order 44,513 of which remained outstanding at year end.

(b)

The values realized upon vesting for restricted stock are based on the last trading price for a share of the company’s common stock on the applicable vesting date for such shares. For Mr. J. Bennett, this value also includes restricted stock transferred to Natasha Bennett that remained outstanding at year end based on $21.07 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 29, 2017.

(c)

For Mr. Grubert, 11,584 shares vested on June 30, 2017 pursuant to the terms of his restricted stock award and the remaining 95,842 shares vested on July 11, 2017 upon his termination of employment pursuant to the terms of employment agreement.

Nonqualified Deferred Compensation

The Company resolved to terminate the NQDC Plan effective December 31, 2016 in a manner consistent with Section 14 of the Plan and Section 409A of the Code. In 2017, following the resolution to terminate the NQDC Plan, no additional deferrals or contributions were permitted into the NQDC Plan. However, account balances under the NQDC Plan continued to accrue earnings until the aggregate balances as of January 1, 2018 were distributed to participants on January 31, 2018.

Previously, we maintained the NQDC Plan for the benefit of eligible employees, including all of our named executive officers. Under the NQDC Plan, we made discretionary contributions to the deferred compensation account of each participant. The Board approved matching contributions for the NQDC Plan equal to 100% of employee contributions up to 10% of the employee’s annual cash compensation minus any matching contributions made under the 401(k) retirement plan.

During 2017, participant’s accounts under the NQDC Plan were held in a rabbi trust and were adjusted for earnings and losses based on deemed investment choices selected by the participant from the fund selections made available in the NQDC Plan. The available investment choices mirrored the investment choices available under our 401(k) retirement plan and did not provide guaranteed above-market or preferential earnings on deferred compensation.

70     SandRidge Energy Inc.

Executive Compensation Tables

The following table sets forth activity under the NQDC Plan for 2017:

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End(a)
James D. Bennett	$—	$—	$40,566	$—	$1,225,166
Julian M. Bott	$—	$—	$—	$—	$—
John P. Suter	$—	$—	$—	$—	$—
Philip T. Warman	$—	$—	$30,806	$—	$482,342
Scott Griffin	$—	$—	$9,733	$—	$63,718
Duane M. Grubert	$—	$—	$5,714	$—	$150,438
(a)

The aggregate balance for each named executive officer includes amounts reported as compensation in the Summary Compensation Table for previous years as follows: in 2016, $126,429 for Mr. J. Bennett, $20,005 for Mr. Warman and $19,621 for Mr. Grubert; in 2015, $198,267 for Mr. J. Bennett, $53,091 for Mr. Warman and $47,634 for Mr. Grubert; in 2014, $318,178 for Mr. J. Bennett; in 2013, $204,452 for Mr. J. Bennett; in 2012, $158,066 for Mr. J. Bennett. The aggregate balance for each named executive officer does not include amounts reported as compensation in the Summary Compensation Table for 2017, because no contributions we made by the registrant in that year.

Potential Payments Upon Termination of Change in Control

The employment agreements we currently maintain with our named executive officers, together with our incentive and deferred compensation plans and the agreements governing equity and performance unit awards, provide for specified payments in the event of a termination under certain conditions or a Change in Control (as defined below). The following discussion describes these arrangements with current named executive officers. As noted above, Mr. Grubert departed from the Company effective July 1, 2017, Mr. J. Bennett departed the Company effective February 8, 2018, Mr. Bott departed the Company effective at the close of business on February 22, 2018 and Mr. S. Griffin departed the Company effective March 1, 2018.

Termination without Cause

The Company may terminate its employment arrangement with its named executive officers at any time without cause. Upon such a termination, the named executive officer is entitled to receive (i) a lump sum payment equal to twelve months base salary in effect on the termination date, (ii) accelerated vesting of all unvested restricted stock and (iii) accelerated vesting of all unvested performance units and performance share units, provided that the units shall only be payable subject to the attainment of the performance measures for the applicable performance period as provided under the terms of the applicable award agreement.

Change in Control

Other than restricted stock awards granted beginning in December 2017, upon a Change in Control, named executive officers are entitled to receive (i) accelerated vesting of all unvested restricted stock, (ii) accelerated vesting of all unvested performance units, with payment based on the unit’s target value, and (iii) accelerated vesting of all unvested performance share units at the target award quantity.

In the event that employment is terminated within two years of a Change in Control without cause, a named executive officer is entitled to receive a lump sum cash payment in an amount equal to a multiple of his base salary and average annual bonus calculated based on the bonuses paid over the preceding three years. If the foregoing lump sum cash amount is not paid within sixty days after the termination in connection with a Change in Control event, the unpaid amount will bear interest at a rate equal to 12% per annum.

The Company’s emergence from Chapter 11 reorganization, effective October 4, 2016, constituted a Change in Control under the terms of each outstanding employment agreement. Therefore, the terminations of Messrs. J. Bennett, Bott, S. Griffin and Grubert entitled them to Change in Control severance benefits of three times, in the case of Messrs. J. Bennett, Bott and Grubert, and two times, in the case of Mr. S. Griffin, his base salary and average annual bonus. Mr. Warman will remain in a Change in Control period until October 4, 2018, during which time he will be entitled to Change in Control severance benefits in the event of his termination, calculated using a two-times multiple. Mr. Suter executed a new employment agreement with the Company, effective December 2016, which contemplates a two-times multiple and is not currently in a Change in Control period.

In addition, in the event of a termination in connection with a Change in Control, notwithstanding any provision to the contrary in any option agreement, restricted stock agreement, plan or other agreement relating to equity based compensation, all of the named executive officer’s units, stock options, incentive stock options, performance units, performance share units, stock appreciation rights and restricted stock (collectively, “awards”) will immediately vest. In such event, the named executive officer will be entitled to payment in respect of the performance units

2018 Proxy Statement      71

Executive Compensation Tables

made at the unit’s “target” value of $100 and the conversion of performance share units at the “target” award quantity of 100%. Further, the executive’s right to exercise any previously unexercised options will not terminate until the latest date on which such option would expire but for the executive’s termination. To the extent we are unable to provide for one or both of the foregoing rights, we will provide in lieu thereof a lump-sum cash payment equal to the difference between the total value of such awards with the foregoing rights and the total value without the foregoing rights.

In addition, the executive will be entitled to the above-described payments if, within two years of a Change in Control, he resigns for good reason which includes a material diminution in his authority, duties or responsibilities or a material reduction in his then current base salary or other benefits set forth in his employment agreement.

As used in the employment agreements, “Change in Control” means any one of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company), becoming the beneficial owner (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of 24 consecutive calendar months, individuals who were directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least two-thirds of the Incumbent Directors will be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as used in Section 13(d) of the Exchange Act), in each case, other than the Board, which individual, for the avoidance of doubt, shall not be deemed to be an Incumbent Director for purposes of this Section 10.2(b), regardless of whether such individual was approved by a vote of at least two-thirds of the Incumbent Directors;

(c) consummation of a reorganization, merger, consolidation or other business combination (any of the foregoing, a “Business Combination”) of the Company or any direct or indirect subsidiary of the Company with any other corporation, in any case with respect to which the Company voting securities outstanding immediately prior to such Business Combination do not, immediately following such Business Combination, continue to represent (either by remaining outstanding or being converted into voting securities of the Company or any ultimate parent thereof) more than 50% of the then outstanding voting securities entitled to vote generally in the election of directors of the Company (or its successor) or any ultimate parent thereof after the Business Combination; or

(d) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Termination for Cause

Pursuant to the employment agreements in effect on December 31, 2017, if a named executive officer is terminated for cause, neither the Company nor the executive has any further obligations except for those expressly surviving termination of employment. Upon such a termination after a named executive officer attains the age of 60, the executive will be eligible for immediate vesting of unvested Company matching contributions under our 401(k) retirement plan.

Voluntary Termination by Executive/Retirement

Pursuant to the employment agreements in effect on December 31, 2017, if a named executive officer voluntarily terminates his employment, neither the Company nor the executive has any further obligations except for those expressly surviving termination of employment. Upon retirement after the attainment of age 60, a named executive officer will be eligible for immediate vesting of unvested Company matching contributions under our 401(k) retirement plan.

72     SandRidge Energy Inc.

Executive Compensation Tables

Termination due to Death or Disability

Pursuant to the employment agreements in effect on December 31, 2017, if a named executive officer suffers from a continuous physical or mental condition for a period of six months that constitutes a disability under the Company’s Long Term Disability policy, the executive’s employment may be terminated by the Company. Upon a termination due to death or disability, the named executive officer or his estate is entitled to receive (i) a lump sum payment equal to twelve months base salary in effect on the termination date, reduced by benefits payable under disability plans provided by the Company, (ii) accelerated vesting of all unvested restricted stock, (iii) accelerated vesting of all unvested performance units, provided that such units shall only be payable subject to the attainment of the performance measures for the applicable performance period as provided under the terms of the applicable award agreement and (iv) immediate vesting of unvested Company matching contributions under our 401(k) retirement plan.

Payment Conditions

The right to severance compensation is subject to the named executive officer’s execution of a severance agreement and general release, which operates as a release of all legally waivable claims against the Company and its affiliates, employees and directors. The employment agreements in effect on December 31, 2017 also provide for a 12 month non-solicitation and non-interference period after termination of employment during which the executive agrees not to solicit employees and customers or conduct activities likely to be competitive with the business of the Company. The employment agreements also subject the executive to certain confidentiality obligations. Termination payments are further conditioned upon the executive’s compliance with all such post-employment obligations.

If any amount payable to a named executive officer under his employment agreement or otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Code and, but for the terms of the agreement, would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the executive’s payments under the agreement will be reduced to the greatest amount that would not be subject to the Excise Tax if, after taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, the executive would retain a greater amount on an after-tax basis following such reduction.

2018 Proxy Statement      73

Executive Compensation Tables

Summary of Potential Payments upon Termination or Change in Control

The following table presents our reasonable estimate of the benefits that would have been payable to our named executive officers under their employment agreements assuming that each triggering event took place on December 31, 2017. While we have made reasonable assumptions regarding the amounts, there can be no assurance that the named executive officers would have received the amounts reflected below in the event of an actual termination of employment.

	Termination Other Than for Cause	Termination by Executive/ Retirement	Termination in Connection with Change in Control	Termination Due to Death/Disability
James D. Bennett
Cash Severance(a)	$915,000		$6,738,479	$915,000
RSA & PSU Award(b)	$8,632,463		$8,632,463	$8,632,463
PU Award(c)	$1,750,000		$1,750,000	$1,750,000
TOTAL	$11,297,463	$—	$17,120,942	$11,297,463
Julian M. Bott
Cash Severance	$425,000		$2,840,234	$425,000
RSA & PSU Award	$3,052,769		$3,052,769	$3,052,769
PU Award	$616,700		$616,700	$616,700
TOTAL	$4,094,469	$—	$6,509,703	$4,094,469
John P. Suter
Cash Severance	$420,000		$1,453,166	$420,000
RSA & PSU Award	$2,204,239		$2,204,239	$2,204,239
PU Award	$333,300		$333,300	$333,300
TOTAL	$2,957,539	$—	$3,990,705	$2,957,539
Philip T. Warman
Cash Severance	$375,000		$1,460,264	$375,000
RSA & PSU Award	$1,205,879		$1,205,879	$1,205,879
PU Award	$250,000		$250,000	$250,000
TOTAL	$1,830,879	$—	$2,916,143	$1,830,879
Scott Griffin
Cash Severance	$250,000		$910,375	$250,000
RSA & PSU Award	$1,010,180		$1,010,180	$1,010,180
PU Award	$250,000		$250,000	$250,000
TOTAL	$1,510,180	$—	$2,170,555	$1,510,180
(a)	For the Termination Other Than For Cause and Termination Due to Death or Disability columns this amount includes each officer’s base salary for 12 months. For the Termination in Connection with a Change in Control column, this amount includes three times in the case of Messrs. J. Bennett and Bott, or two times in the case of Messrs. Suter, Warman and S. Griffin, the sum of their respective base salary and average bonus and performance incentive paid for the last three years.
(b)	Includes the value of the officer’s unvested restricted stock and performance share units held as of December 31, 2017, based on the closing trading price on December 29, 2017 of $21.07 per share and the conversion to shares of common stock of the performance share units at the target award quantity.
(c)	Includes the value of the unvested 2018 and 2019 tranches of the 2016 performance unit awards held as of December 31, 2017 at $100 per unit, which assumes target performance of 100% under the applicable annual performance scorecard for each tranche.

Grubert Severance

As discussed above, Mr. Grubert departed the Company, effective July 11, 2017. Mr. Grubert was retained in his role following the Company’s emergence from Chapter 11 bankruptcy, pursuant to which the Plan of Reorganization required the assumption of his employment agreement. The Plan of Reorganization was approved by the Company’s creditors and the Bankruptcy Court prior to the appointment of the Company’s current board members.

Pursuant to the terms of his employment agreement, Mr. Grubert was entitled to Change in Control severance compensation consisting of the following: a cash severance payment equal to $2,403,582 (equal to three times the sum of his base salary and average bonus for the three years prior to his termination) and the accelerated vesting of 95,842 shares of restricted stock.

74     SandRidge Energy Inc.

Executive Compensation Tables

CEO Pay Ratio

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we are providing the following information about the relationship of our CEO’s compensation to the compensation of all our employees. For 2017:

●	the total compensation of our median employee was $100,610.44, as calculated pursuant to the same methodology as that used to determine pay for our CEO in the Summary Compensation Table
●	the total compensation of our CEO, as reported in the Summary Compensation Table, was $7,277,174
●	the ratio of our CEO’s total compensation to the median employee total compensation was 72.3 to 1

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology used. To identify our median employee, we compared the year to date Federal Taxable Wages of our employees as of November 1, 2017. We did not exclude any of our employees or make any cost-of-living adjustments. We had 479 employees as of November 1, 2017, all of which were U.S. employees. Similar to our CEO, each of our employees enjoys a comprehensive compensation and benefit package that we determine by benchmarking to market practices.

2018 Proxy Statement      75

Ownership of our Stock

The following table sets forth the number of shares of our common stock beneficially owned as of May 8, 2018, unless otherwise noted, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock (the “5% beneficial owners”), (2) each named executive officer and director (including each Board nominee) of the Company, and (3) all directors and executive officers of the Company as a group. This information is based on information furnished by the 5% beneficial owners, directors and executive officers. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 35,404,379 shares of common stock that were outstanding as of May 8, 2018, plus any shares that may be acquired by each stockholder within 60 days of May 8, 2018. Except as indicated below, the stockholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person. Unless otherwise noted, the mailing address of each person named below is SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: Corporate Secretary.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
James D. Bennett(1)	244,061	*
Julian M. Bott(2)	111,800	*
John P. Suter	85,893	*
Philip T. Warman	50,267	*
Robert S.Griffin(3)	38,438	*
Duane M. Grubert(4)	63,024	*
Bill Griffin	16,720
Sylvia K. Barnes	3,176	*
Kenneth H. Beer	1,543	*
Michael L. Bennett	21,720	*
David J. Kornder	18,145	*
All directors and executive officers as a group	212,800	*
Carl Icahn(5)	4,818,832	13.6%
Guggenheim Capital(6)	2,942,596	8.3%
BlackRock, Inc.(7)	2,242,543	6.3%
*	Less than 1%
(1)	Mr. J. Bennett was terminated from his position as President and CEO, effective February 8, 2018. In connection with such termination, on March 10, 2018, Mr. J. Bennett tendered his resignation from the Board, which the Board accepted. The figure listed in the table reflects the shares of common stock disclosed in Mr. J. Bennett’s most recent filing under Section 16 of the Exchange Act minus shares traded for taxes in connection with the acceleration of outstanding equity awards following his departure.
(2)	Mr. Bott was terminated from his position as Chief Financial Officer, effective February 22, 2018. The figure listed in the table reflects the shares of common stock disclosed in Mr. Bott’s most recent filing under Section 16 of the Exchange Act minus shares traded for taxes in connection with the acceleration of outstanding equity awards following his departure.
(3)	Mr. S. Griffin was terminated from his position as Senior Vice President, People and Culture, effective March 1, 2018. The figure listed in the table reflects the shares of common stock disclosed in Mr. S. Griffin’s most recent filing under Section 16 of the Exchange Act minus shares traded for taxes in connection with the acceleration of outstanding equity awards following his departure.
(4)	Mr. Grubert was terminated from his position as Executive Vice President, Investor Relations & Strategy, effective July 11, 2017. The figure listed in the table reflects the shares of common stock disclosed in Mr. Grubert’s most recent filing under Section 16 of the Exchange Act minus shares traded for taxes in connection with the acceleration of outstanding equity awards following his departure.
(5)	According to a Schedule 13D filed with the SEC on November 22, 2017, as amended by Amendments No. 1 - 6, the shares of common stock listed in the table above are beneficially owned by High River Limited Partnership (“High River”), Hopper Investments LLC (“Hopper”), Barberry Corp. (“Barberry”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Offshore LP (“Icahn Offshore”), Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn, a citizen of the United States of America (collectively, the “Icahn Reporting Persons”). Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of Icahn Master. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions.

76     SandRidge Energy Inc.

Ownership of our Stock

made by each of the Icahn Reporting Persons. The principal business address of each of (i) High River, Hopper, Barberry, Icahn Offshore, Icahn Partners, Icahn Master, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601, and (ii) Mr. Icahn is c/o Icahn Associates Holding LLC, 767 Fifth Avenue, 47th Floor, New York, NY 10153.
(6)	According to a Schedule 13G/A filed with the SEC on February 14, 2018, the shares of common stock listed in the table above are beneficially owned by Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC, and Guggenheim Partners Investment Management, LLC (“GPIM”), each a Delaware limited liability company, which amount includes (i) 2,929,735 shares of common stock, 2,862,267 of which are directly beneficially owned by GPIM; (ii) 9,052 additional shares of common stock obtainable upon exercise of the Company’s Series A Warrants, 8,564 of which are directly beneficially owned by GPIM; and (iii) 3,809 additional shares of common stock obtainable upon exercise of the Company’s Series B Warrants, 3,604 of which are directly beneficially owned by GPIM. The address of each of Guggenheim Capital, LLC and Guggenheim Partners, LLC is 227 West Monroe Street, Chicago, IL 60606. The address of each of GI Holdco II LLC, GI Holdco LLC and Guggenheim Partners Investment Management Holdings, LLC is 330 Madison Avenue, New York, NY 10017. The address of Guggenheim Partners Investment Management, LLC is 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401.
(7)	According to a Schedule 13G filed with the SEC on February 1, 2018, the shares of common stock listed in the table above are beneficially owned by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 2,165,398 shares and sole dispositive power with respect to 2,242,543 shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership concerning their shares of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the fiscal year ended December 31, 2017.

2018 Proxy Statement      77

General Information

Stockholder Proposals and Nominations

A stockholder who wants to make a proposal or nominate a person for membership on the Board at an annual meeting of stockholders must comply with the applicable requirements of the SEC and our Bylaws. Under our Bylaws, a notice of intent of a stockholder to bring any matter before the 2019 annual meeting of stockholders (other than a proposal or nomination intended to be included in our proxy statement) shall be made in writing and received by our Corporate Secretary neither later than the close of business on March 21, 2019 nor earlier than the close of business on April 20, 2019 in order to be considered timely. Every such notice by a stockholder shall set forth the information required under Section 2.9 of our Bylaws. In addition to the information included in such stockholder’s notice, we may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. All stockholder proposals should be sent to our Corporate Secretary at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102.

A stockholder proposal or nomination submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be included in our proxy statement relating to the 2019 annual meeting must be received no later than January 10, 2019.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Corporate Secretary at the above address.

Annual Reports

Our Annual Report to Stockholders for the year ended December 31, 2017, including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials for the solicitation of proxies.

Our 2017 Form 10-K is available on our website at http://www.sandridgeenergy.com. In addition, we will provide a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 without charge to any stockholder making written request to SandRidge Energy, Inc., 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102, Attention: Corporate Secretary.

By Order of the Board of Directors,

78     SandRidge Energy Inc.

Annex A-1

STOCKHOLDER RIGHTS AGREEMENT

dated as of November 26, 2017

by and between

SANDRIDGE ENERGY, INC.

as the Company

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

2018 Proxy Statement     A-1

A-2     SandRidge Energy Inc.

Annex A-1

Stockholder Rights Agreement

STOCKHOLDER RIGHTS AGREEMENT, dated as of November 26, 2017, (this “Agreement”), by and between SandRidge Energy, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).

WHEREAS, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company outstanding at the Close of Business on the Record Date, each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock, upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company that will become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights may be issued with respect to shares of Common Stock that will become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding, but shall exclude (i) the Exempt Persons and (ii) any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i) as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 10% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 10% or more of the Common Stock then outstanding;

(ii) if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person”; or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii) solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 10% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees;

(iv) by means of share purchases or issuances (including, without limitation, debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person

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(A) is or becomes the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 10% or more of the shares of Common Stock then outstanding;

(v) if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company; or

(vi) as the result of an acquisition of shares of Common Stock pursuant to a Qualifying Offer.

(b) A person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (A) each Person is conscious of the other Person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor supports a determination by the Board that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall be deemed to be Acting in Concert with any third Person who is Acting in Concert with such other Person.

(c) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(d) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(e) “Agreement” shall have the meaning set forth in the Preamble hereof.

(f) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(g) A Person is the “Beneficial Owner” of (and “Beneficially Owns” and has “Beneficial Ownership”) of any securities (that are as such “Beneficially Owned”):

(i) that such Person or any of such Person’s Affiliates or Associates Beneficially Owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of (1) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (4) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement, or understanding;

(iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) is (A) Acting in Concert, or has (B) any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities; or

(iv) which are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party; provided, however, that the number of shares of Common Stock that a

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Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including, without limitation, its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, (x) no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition; and (y) no Person shall be deemed the “Beneficial Owner” of any security as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security if such agreement, arrangement or understanding is not also then reportable on Schedule 13D and arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including, without limitation, for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own for purposes of this Agreement such shares of Common Stock not outstanding).

(h) “Board” shall have the meaning set forth in the Preamble hereof.

(i) “Board Evaluation Period” shall have the meaning set forth in Section 23(c)(i) hereof.

(j) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(k) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(l) “Certificate of Designations” shall have the meaning set forth in Section 1(m) hereof.

(m) “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as amended and as may be further amended from time to time, as filed with the Office of the Secretary of State of the State of Delaware, and together with the Certificate of Designations of the Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Certificate of Designations”), as the same may hereafter be amended or restated.

(n) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(o) “Closing Price” shall mean in respect of any security for any day shall mean the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or the NYSE or, if the security is not listed or admitted to trading on NASDAQ or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

(p) “Common Stock” shall mean (i) when used with reference to the Company, the common stock, par value $0.001 per share, of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

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(q) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(r) “Company” shall have the meaning set forth in the Preamble hereof.

(s) “Counterparty” shall have the meaning set forth in Section 1(x) hereof.

(t) “Current Market Price” of any security on any date shall mean the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the “Current Market Price” of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite 30 Trading Day period after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, in each such case, the “Current Market Price” shall be appropriately adjusted, as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes, to take into account ex-dividend trading. If on any such date no market maker is making a market in such security or such security is not publicly held or not listed or traded, the “Current Market Price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

Except as provided in this paragraph, the “Current Market Price” of the Preferred Stock shall be determined in accordance with the method set forth above. If the Preferred Stock is not publicly traded, the “Current Market Price” of the Preferred Stock shall be conclusively deemed to be the Current Market Price of the Common Stock of the Company as determined pursuant to the paragraph above (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “Current Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(u) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(v) “Definitive Acquisition Agreement” shall mean any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the stockholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company and its Subsidiaries.

(w) “Demanding Stockholders” shall have the meaning set forth in Section 23(c)(i) hereof.

(x) “Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

(y) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by the Board prior to such time any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than any Exempt Person) of, or of the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 10% or more of the outstanding shares of Common Stock.

(z) “Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(aa) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(bb) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(cc) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

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(dd) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(ee) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(ff) “Exempt Person” shall mean (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including, without limitation, any fiduciary capacity); or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(gg) “Exemption Date” shall have the meaning set forth in Section 23(c)(iii) hereof.

(hh) “Exercise Price” shall have the meaning set forth in Section 4(a), 11(a)(ii) and 13(a) hereof.

(ii) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(jj) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(kk) “Flip-In Event” shall mean any event described in Section 11(a)(ii) hereof.

(ll) “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm) “Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(nn) “Grandfathered Person” shall mean any Person which, together with all of its Related Persons, is, as of the date of this Agreement, the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 10% of the shares of Common Stock of the Company then outstanding; or (ii) such Person increases its Beneficial Ownership of shares of Common Stock of the Company to an amount equal to or greater than the greater of (A) 10% of the shares of Common Stock of the Company then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock of the Company outstanding as of any time from and after the public announcement of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock of the Company. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

(oo) “Minimum Tender Condition” shall have the meaning set forth in Section 1(ww)(iii).

(pp) “NASDAQ” shall mean the NASDAQ Stock Market.

(qq) “Notional Common Shares” shall have the meaning set forth in Section 1(x) hereof.

(rr) “NYSE” shall mean the New York Stock Exchange.

(ss) “Outside Meeting Date” shall have the meaning set forth in Section 23(c)(iii) hereof.

(tt) “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity, including, without limitation, (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder; and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(uu) “Preferred Stock” shall mean the Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designations.

(vv) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(ww) “Qualifying Offer” shall mean an offer determined by the Board in good faith to be:

(i) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(ii) a fully financed all-cash tender offer or an exchange offer offering shares of Common Stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock of the Company at the same per-share consideration;

(iii) an offer that is conditioned on a minimum of at least a majority of (1) the shares of Common Stock of the Company outstanding on a fully-diluted basis; and (2) the outstanding shares of Common Stock of the Company not held by the offeror (or such offeror’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);

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(iv) an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its representatives being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;

(v) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 calendar days after any increase in the consideration offered or after any bona fide alternative offer is commenced;

(vi) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open until at least the later of (1) the date the Board redeems the outstanding Rights or exempts such offer from the terms of this Agreement; (2) if no Special Meeting Demand has been received from the holders of a Requisite Percentage with respect to such offer, 10 calendar days after the end of the Board Evaluation Period; and (3) if a Special Meeting is duly requested in accordance with Section 23, 10 calendar days after the date of such Special Meeting or, if no Special Meeting is held within the Special Meeting Period, 10 calendar days following the last day of such Special Meeting Period;

(vii) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of Common Stock not tendered into the offer shall be acquired at the same consideration per share of Common Stock actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(viii) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments shall be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(ix) For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions; (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn; or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23 shall no longer be applicable to such offer.

(xx) “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c)(i) hereof.

(yy) “Receiving Party” shall have the meaning set forth in Section 1(x) hereof.

(zz) “Record Date” shall mean the Close of Business on December 6, 2017.

(aaa) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(bbb) “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(ccc) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ddd) “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person.

(eee) “Requisite Percentage” shall have the meaning set forth in Section 23(c)(i) hereof.

(fff) “Rights” shall have the meaning set forth in the Preamble hereof.

(ggg) “Rights Agent” shall have the meaning set forth in the Preamble hereof.

(hhh) “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(iii) “Securities Act” shall mean the Securities Act of 1933, as amended.

(jjj) “Special Meeting” shall have the meaning set forth in Section 23(c)(i) hereof.

(kkk) “Special Meeting Demand” shall have the meaning set forth in Section 23(c)(i) hereof.

(lll) “Special Meeting Period” shall have the meaning set forth in Section 23(c)(ii) hereof.

(mmm) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(nnn) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(ooo) “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (or such Agreement as then in effect or as contemplated to be in effect following such Stockholder Approval) as demonstrated by the votes cast in favor of any such approval or ratification proposal submitted to a stockholder vote by the Company exceeding the votes cast against such proposal at a duly held meeting of stockholders of the Company.

(ppp) “Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person; or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(qqq) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rrr) “Summary of Rights” shall have the meaning set forth in Section 3(a) hereof.

(sss) “Trading Day” shall mean, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; and (ii) if such security is not so listed or admitted, a Business Day.

(ttt) “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

(uuu) “Trust” shall have the meaning set forth in Section 24(d) hereof.

(vvv) “Trust Agreement” shall have the meaning set forth in Section 24(d) hereof.

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issue of Rights Certificates.

(a) On the Record Date, or as soon as practicable thereafter, the Company will send (directly or, at the expense of the Company, through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or register for Common Stock. With respect to certificates representing shares of Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such shares of Common Stock registered in the names of the holders thereof together with the Summary of Rights, and not by separate Rights Certificates. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(b) Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book

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Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in a Stockholder Rights Agreement between SandRidge Energy, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) dated as of November 26, 2017, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Related Person thereof) may become null and void and will no longer be transferable.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend in substantially similar form, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate(s) shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend in substantially similar form, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be cancelled and retired so that the Company is not entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c) Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including, without limitation, a transfer to the Company).

(d) As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon the written request of the Company, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

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Section 4. Form of Rights Certificate.

(a) The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such price, the “Exercise Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes an Acquiring Person; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom such Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the direction of the Board a legend substantially in the following form:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Stockholder Rights Agreement dated as of November 26, 2017 by and between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Secretary, Treasurer, any Vice-President, any Assistant Secretary or any other officer of the Company, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile or other customary shall mean of electronic transmission (e.g., “pdf”). Rights Certificates bearing the manual or facsimile signatures of the individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or shall be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile or other customary shall mean of electronic transmission (e.g., “pdf”) of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b) Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

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Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the books and records of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Person thereof as the Company or the Rights Agent requests, whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) If a Rights Certificate is mutilated, lost, stolen or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent requests, and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on November 26, 2018 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof (the “Exchange Date”); (iv) the Close of Business on the first day after the Company’s 2018 annual meeting of stockholders, if Stockholder Approval has not been obtained on or prior to the Close of Business on the first day after the Company’s 2018 annual meeting of stockholders (the “Early Expiration Date”); or (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(g)(ii)(A)(4) and Section 13(f) at which time the Rights are terminated; (the earliest of (i), (ii) (iii), (iv) and (v) being herein referred to as the “Expiration Date”).

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(b) Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $76.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge, then the Rights Agent shall, subject to Section 18(j) hereof, promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandth of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary agent to comply with all such requests; (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) if necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other assets pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d) In the event a registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, such holder, registered in such name or names as designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use commercially reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Related Persons or transferees hereunder.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder has (i) properly completed and duly executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent reasonably requests.

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Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), a number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, shall be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) As long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c) If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by applicable law following the Distribution Date, as the case may be, such registration statement; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice thereof to the Rights Agent), for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded (with prompt written notice to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension has not been rescinded). In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

(d) The Company shall take such action as may be necessary to ensure that each one one-thousandth of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Exercise Price), duly and validly authorized and issued, fully paid and non-assessable.

(e) The Company shall pay when due and payable any and all documentary, stamp or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock

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for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall be for all purposes the holder of record of such fractional shares of Preferred Stock (or Common Stock and/ or other securities, as the case may be) represented thereby on, and such certificate or entry shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandth of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandth of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights.

The Exercise Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company at any time after the date hereof (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock; (B) subdivides the outstanding Preferred Stock; (C) combines the outstanding Preferred Stock into a smaller number of shares; or (D) issues any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time becomes entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 23 and Section 24 hereof, in the event that any Person (other than any Exempt Person), alone or together with its Related Persons, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e) hereof) thereafter has the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a

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number of one one-thousandth of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current Exercise Price by the then number of one one-thousandth of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of a Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, following such first occurrence, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the Current Market Price of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”). The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it has received such notice.

(iii) In the event that the number of shares of Common Stock authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price; (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has determined to have the same value as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”); (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, in each case having an aggregate value equal to the Current Value, as determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Flip-In Event; and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Flip-In Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (aa) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights; and (bb) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek an authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price of the Common Stock on the Flip-In Trigger Date and the value of any Common Stock Equivalents shall have the same value as the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price of the Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the

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convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary will not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c) In case the Company fixes a record date for a distribution to all holders of shares of Preferred Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be the Current Market Price of the Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), no adjustment required by this Section 11 may be made after the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(e) If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, the number of such other shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (f), (g), (h), (i), (j) and (k) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandth of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company has exercised its election pursuant to Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, a number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (A) the number of one one-thousandth of a share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h) The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandth of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become a number of Rights (calculated to the nearest one one-thousandth of a Right) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the

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Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company shall, as promptly as practicable, at the option of the Company, either (A) cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or (B) cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders become entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandth of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandth of a share which were expressed in the initial Rights Certificates issued hereunder.

(j) In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandth of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandth of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(k) Notwithstanding anything in this Section 11 to the contrary, prior to the Distribution Date, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, to the extent that the Board determines that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock is taxable to such holders or reduces the taxes payable by such holders.

(l) The Company may not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof); (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(m) hereof), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or (B) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(l) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(m) After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company may not, except as permitted by Section 23, Section 24, and Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

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(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company, at any time after the date hereof and prior to the Distribution Date, (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides any outstanding shares of Common Stock; (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then the number of Rights associated with each share of Common Stock then outstanding or issued or delivered thereafter but prior to the Distribution Date shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) hereof and this Section 11(n), the adjustments provided for in this Section 11(n) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate; and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) Subject to Section 23 hereof, at any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company consolidates with, or merges with and into, any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof), and the Company is not the continuing or surviving entity of such consolidation or merger;

(y) any Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m) hereof) consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(z) the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons (other than the Company or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(m) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries, taken as a whole; (any such event described in (x), (y), or (z), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that:

(i) each holder of a Right, except as provided in Section 7(e) hereof, upon the expiration of the Redemption Period, will have the right to receive, upon the exercise of the Right at the then current Exercise Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, a number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal

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Party, free of any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, equal to the result obtained by:

(A) multiplying such then current Exercise Price by the number of one one-thousandth of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if a Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandth of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Flip-In Event by the Exercise Price that would be in effect hereunder but for such first occurrence), and

(B) dividing that product (which, following the first occurrence of a Flip-Over Event, shall be the “Exercise Price” for each Right and for all purposes of this Agreement) by 50% of the then Current Market Price of the shares of Common Stock of such Principal Party on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii) such Principal Party shall be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Flip-Over Event;

(iv) such Principal Party will take such steps (including, without limitation, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Flip-Over Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price; and (B) if no securities or other equity interests are so issued, (1) the Person that is the other constituent party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person, the Common Stock of which has the highest aggregate Current Market Price or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” will refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” will refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above will apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company may not consummate any Flip-Over Event unless the Principal Party has a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Flip-Over Event, the Principal Party, at its own expense, shall:

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(i) if the Principal Party is required to file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement; (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date; and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “blue sky” laws as soon as practicable following the execution of such agreement;

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(iv) use its best efforts, if such Common Stock of the Principal Party is listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on NASDAQ, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e) The provisions of this Section 13 shall apply similarly to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event occurs after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(f) Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

Section 14. Fractional Rights; Fractional Shares; Waiver.

(a) The Company is not required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right is the Closing Price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable.

(b) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein

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provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock is one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, Common Stock Equivalents or other securities upon the exercise of a Right, the Company will not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock is the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15. Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

Section 16. Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right is transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, as determined in the sole discretion of the Rights Agent;

(c) subject to Section 6(a) and Section 7(e) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner

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thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent has any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right evidenced by such Rights Certificate have been exercised in accordance with the provisions hereof.

Section 18. Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereon), but all such statements and recitals are deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor will it be liable or responsible for

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any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including, without limitation, the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment in the terms of the Rights including, without limitation, to any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12 hereof, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock, Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in the absence of bad faith in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than 5 Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable and documented expenses, counsel fees and disbursements and other disbursements incurred in the preparation, delivery,

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amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Book Entry for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 18 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c) Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company in accordance with Section 26 hereof of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder except to the extent that such failure actually prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to or different from any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld.

(d) The provisions of this Section 19 and Section 21 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including, without limitation, to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

Section 20. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent is merged or with which the Rights Agent or any successor Rights Agent is consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights

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Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice in writing mailed to the Company. The Company may remove the Rights Agent or any successor Rights Agent upon at least 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (such holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which at the time of its appointment as Rights Agent has, or with its parent has, a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Exercise Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate may be issued if, and to the extent that, the Company has been advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate may be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

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Section 23. Redemption.

(a) The Board may, within its sole discretion, at any time before any Person becomes an Acquiring Person (the “Redemption Period”) cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights will not be exercisable after the first occurrence of a Flip-In Event or Flip-Over Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board may establish, in its sole discretion. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock based on the Current Market Price or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemptions have occurred); and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price shall be made. Neither the Company nor any of its Related Persons may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

(c) (i) In the event (1) the Company receives a Qualifying Offer, (2) a sufficient number of shares of Common Stock of the Company have been tendered into the Qualifying Offer and not withdrawn to meet the Minimum Tender Condition, and (3) the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case, by the Close of Business on the date that is 90 calendar days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act (the “Board Evaluation Period”), the holders of record (or their duly authorized proxy) of at least 10% or more of shares of Common Stock of the Company then outstanding (excluding shares of Common Stock that are Beneficially Owned by the Person making the Qualifying Offer) (the “Requisite Percentage”) may submit to the Board, no later than 90 calendar days following the Board Evaluation Period a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining eligible holders of record shall be the 30th calendar day following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act. Any Special Meeting Demand must be (A) delivered to the Secretary at the principal executive offices of the Company; and (B) signed by the demanding stockholders (the “Demanding Stockholders”) or a duly authorized agent of the Demanding Stockholders.

(ii) After receipt of Special Meeting Demands in proper form and in accordance with this Section 23(c) from Demanding Stockholders holding the Requisite Percentage, the Board shall take such actions necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within 90 calendar days following the last day of the Board Evaluation Period (the “Special Meeting Period”) by including a proposal relating to adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution is separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. Subject to the requirements of applicable law, the Board may

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take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.

(iii) In the event that no Person has become an Acquiring Person prior to the Exemption Date and the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting has not been convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”); or (B) if, at the Special Meeting at which a quorum is present, a majority of shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board (excluding shares of Common Stock Beneficially Owned by the Person making the Qualified Offer and such Person’s Related Persons) shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be exempt from the application of this Agreement in all respects to such Qualifying Offer as long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, and without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate and, notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Related Persons) to become an Acquiring Person; and the Rights shall immediately expire and have no further force and effect upon such consummation.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights shall be to receive a number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such exchange has occurred); and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights that shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock, as such term is defined in Section 11(b)) such that the Current Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Market Price of one share of Common Stock as of the date of such exchange.

(d) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter

A-28     SandRidge Energy Inc.

Annex A-1

into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be).

Section 25. Notice of Certain Events.

(a) In case the Company proposes, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(m) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/ or any of its Subsidiaries in one or more transactions each of which complies with Section 11(m) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided, further, that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case any Flip-In Event occurs, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof; and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c) In case any Flip-Over Event occurs, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

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Annex A-1

Section 26. Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

If to the Company, at its address at:

SandRidge Energy, Inc.
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102
Attention: Philip T. Warman
E-mail: pwarman@sandridgeenergy.com
Facsimile: (405) 429-6267

with a copy to:

Vinson & Elkins L.L.P.
666 Fifth Avenue, 26th Floor
New York, NY 10103
Attention: Kai H. Liekefett, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing with the Rights Agent) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Michael Nespoli,
Relationship Management
Telephone: (718) 921-8506
Facsimile Number: (718) 765-8763
E-mail: MNespoli@astfinancial.com

With a copy to (which copy shall not constitute notice):

American Stock Transfer & Trust Company, LLC
48 Wall Street, 22nd Floor
New York, NY 10005
Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed, to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments.

Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein; (c) shorten or lengthen any time period hereunder; (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after any Person becomes an Acquiring Person, this Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Sections 18, 19, 20, 21, or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall provide within three Business Days of the adoption of an amendment to the Agreement written notification of such amendment to the Rights Agent.

Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

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Annex A-1

Section 28. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board.

Except as otherwise specifically provided herein, the Board has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the rights in accordance with Section 24 hereof, to amend or not amend this Agreement in accordance with Section 27 hereof). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall be (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to recommend that holders of shares of Common Stock of the Company reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualifying Offer or any other tender offer or other acquisition proposal that the Board determines in good faith is necessary or appropriate in the exercise of its fiduciary duties.

Section 30. Benefits of this Agreement.

Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; rather, this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 31. Tax Compliance and Withholding.

The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to Sections 1441, 1442, 1445, 1471 through 1474, and 3406 of the Internal Revenue Code of 1986, as amended, or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting, or payment except as specifically instructed by the Company.

Section 32. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board.

Section 33. Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

2018 Proxy Statement     A-31

Annex A-1

Section 34. Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of Agreement by facsimile or other customary shall mean of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 35. Descriptive Headings.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 36. Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

[Signature Page Follows]

A-32     SandRidge Energy Inc.

Annex A-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

SANDRIDGE ENERGY, INC.,
as Company

By:	/s/ James D. Bennett
Name:	James D. Bennett
Title:	President and Chief Executive Officer

Signature Page to
Stockholder Rights Agreement

2018 Proxy Statement     A-33

Annex A-1

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:	/s/ Michael A. Nespoli
Name:	Michael A. Nespoli
Title:	Executive Director

Signature Page to
Stockholder Rights Agreement

A-34     SandRidge Energy Inc.

Exhibit A to Annex A-1

Certificate of Designations of Series B Junior Participating Preferred Stock of Sandridge Energy, Inc.

(Pursuant to Section 151 of the Delaware General Corporation Law)

In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation hereby certifies that the following resolution was adopted by the Board of Directors (the “Board”) of SandRidge Energy, Inc. (the “Corporation”) at a meeting duly called and held on November 26, 2017:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended and as may be further amended from time to time (the “Certificate of Incorporation”), the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Corporation (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series B Junior Participating Preferred Stock:

1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board; provided that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

2. Dividends and Distributions.
(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of common stock, par value $0.001 per share (collectively, the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such

2018 Proxy Statement     A-A-1

Exhibit A to Annex A-1

shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective

A-A-2     SandRidge Energy Inc.

Exhibit A to Annex A-1

annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received the greater of (A) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock, and shall rank senior to the Common Stock as to such matters.

10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class.

11. Fractional Shares. The Series B Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series B Preferred Stock.

2018 Proxy Statement     A-A-3

Exhibit B to Annex A-1

Summary of Rights to Purchase Series B Junior Participating Preferred Stock

The Board of Directors (the “Board”) of SandRidge Energy, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The dividend is payable on December 6, 2017 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $76.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Stockholder Rights Agreement dated as of November 26, 2017, as the same may be amended from time to time (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

Until the earlier to occur of (i) the close of business on the 10th business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired Beneficial Ownership of 10% or more of the outstanding shares of Common Stock and (ii) the close of business on the 10th business day after the commencement by any person of, or of the first public announcement of the intention of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 10% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) November 26, 2018, (ii) the time at which the Rights are redeemed or exchanged by the Company, in each case as described below, (iii) upon the occurrence of certain transactions, and (iv) the first day after the Company’s 2018 annual meeting of stockholders, if stockholder approval has not been obtained on or prior to the first day after the Company’s 2018 annual meeting of stockholders.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum

2018 Proxy Statement     A-B-1

Exhibit B to Annex A-1

preferential payment of the greater of (i) $1,000.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights Beneficially Owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights Beneficially Owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person or affiliates and associates of an Acquiring Person and certain transferees thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated November 27, 2017. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

A-B-2     SandRidge Energy Inc.

Exhibit C to Annex A-1

Form of Rights Certificate

Certificate No. R-__________	__________Rights

NOT EXERCISABLE AFTER NOVEMBER 26, 2018 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID, AS LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.]*

*	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

2018 Proxy Statement     A-C-1

Exhibit C to Annex A-1

Rights Certificate

This certifies that                     , or its registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement dated as of November 26, 2017, as amended from time to time (the “Rights Agreement”), between SandRidge Energy, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 p.m., New York City time, on November 26, 2018, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $76.00 per one one-thousandth share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of November 26, 2017, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. Capitalized terms used and not defined herein shall have the meanings specified in the Rights Agreement.

From and after the occurrence of a Flip-In Event or Flip-Over Event, the Rights evidenced by this Rights Certificate Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event or Flip-Over Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void as long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be acquired upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the Stock Acquisition Date and (ii) the Final Expiration Date.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per each outstanding Right or, in certain circumstances, other equity securities of the Company which are deemed by the Board to have the same value as shares of Common Stock, subject to adjustment.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the

A-C-2     SandRidge Energy Inc.

Exhibit C to Annex A-1

exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

2018 Proxy Statement     A-C-3

Exhibit C to Annex A-1

WITNESS the facsimile signature of the proper officers of the Company. Dated as of

SANDRIDGE ENERGY, INC.

By:
Name:
Title:

COUNTERSIGNED:

Dated as of __________, _____.

American Stock Transfer & Trust Company, LLC, as Rights Agent

By:
Name:
Title:

A-C-4     SandRidge Energy Inc.

Exhibit C to Annex A-1

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if
such holder desires to transfer the
Rights Certificate.)

FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ as Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated __________, _____.

Signature

Signature Guaranteed:

2018 Proxy Statement     A-C-5

Exhibit C to Annex A-1

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)          this Rights Certificate [                         ] is [                         ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)          after due inquiry and to the best knowledge of the undersigned, it [          ] did [     ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated __________, _____.

Signature

Signature Guaranteed:

A-C-6     SandRidge Energy Inc.

Exhibit C to Annex A-1

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

2018 Proxy Statement     A-C-7

Exhibit C to Annex A-1

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder
desires to exercise Rights represented
by the Rights Certificate.)

To:

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or such other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or such other securities of the Company or of any other person or such other property as may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number:

Dated __________, _____.

Signature

Signature Guaranteed:

A-C-8     SandRidge Energy Inc.

Exhibit C to Annex A-1

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [               ] are [               ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [          ] did [     ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated __________, _____.

Signature

Signature Guaranteed:

2018 Proxy Statement     A-C-9

Exhibit C to Annex A-1

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

A-C-10     SandRidge Energy Inc.

Annex A-2

First Amendment to Stockholder Rights Agreement

THIS FIRST AMENDMENT TO THE STOCKHOLDER RIGHTS AGREEMENT (this “Amendment”) is entered into effective as of January 22, 2018, by SandRidge Energy, Inc., a Delaware corporation (the “Company”).

Recitals

WHEREAS, the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent” and together with the Company, the “Parties”) are parties to that certain Stockholder Rights Agreement (the “Rights Agreement”), dated as of November 26, 2017;

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company, by action of the Board of Directors (the “Board”), may from time to time and in its sole and absolute discretion supplement or amend the Rights Agreement in any respect without the approval of any holders of Rights and without approval of the Rights Agent as long any such supplement or amendment does not amend Sections 18, 19, 20, 21, or 27 of the Rights Agreement in a manner adverse to the Rights Agent; and

WHEREAS, this Amendment does not amend Sections 18, 19, 20, 21, or 27 of the Rights Agreement in a manner adverse to the Rights Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

SECTION 1. Certain Definitions. Terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

SECTION 2. Amendments to Rights Agreement.

2.1 The Rights Agreement is hereby amended so that each reference to “10%” in the Rights Agreement be deleted and replaced with “15%.”

2.2 Section 1(b) of the Rights Agreement is hereby deleted in its entirety and replaced with “[RESERVED].”

2.3 Section 1(g)(iii) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities; or”

SECTION 3. Remaining Terms; Controlling Agreement. All other provisions of the Rights Agreement that are not expressly amended hereby shall continue in full force and effect. From and after the execution and delivery of this Amendment, any references to the Rights Agreement in the Rights Agreement and other agreements or instruments shall be deemed to refer to the Rights Agreement as amended pursuant to this Amendment. In the event of any conflict between the terms of this Amendment and the Rights Agreement, this Amendment shall control.

SECTION 4. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 5. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

SECTION 6. Descriptive Headings. Descriptive headings of the sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

[Signature page follows]

2018 Proxy Statement     A-35

Annex A-2

IN WITNESS WHEREOF, this Amendment has been executed by the Company as of the day and year first above set forth.

SANDRIDGE ENERGY, INC.

By:	/s/ Philip T. Warman
Name:	Philip T. Warman
Title:	Senior Vice President, General Counsel and
Corporate Secretary

A-36     SandRidge Energy Inc.

Annex B

Non-GAAP Financial Measures

This Proxy Statement includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

Reconciliation of G&A to Adjusted G&A

The Company reports and provides guidance on Adjusted G&A per Boe because it believes this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period, and to compare and make investment recommendations of companies in the oil and gas industry. This non-GAAP measure allows for the analysis of general and administrative spend without regard to stock-based compensation programs, and other non-recurring cash items which can vary significantly between companies. Adjusted G&A per Boe is not a measure of financial performance under GAAP and should not be considered a substitute for general and administrative expense per Boe. Therefore, the Company’s Adjusted G&A per Boe may not be comparable to other companies’ similarly titled measures.

The Company defines adjusted G&A as general and administrative expense adjusted for certain non-cash stock-based compensation and other non-recurring items, as shown in the following tables.

	Year Ended December 31, 2017
	$	$/Boe
	(In thousands, except per Boe amounts)
General and administrative	$76,024	$5.10
Stock-based compensation(1)	(13,925)	(0.94)
Restructuring costs	(3,739)	(0.25)
Drilling participation agreement transaction costs	(2,901)	(0.19)
Adjusted G&A	$55,459	$3.72
(1)	Year ended December 31, 2017 excludes $1.8 million, $4.3 million and $5.1 million, respectively, for the acceleration of certain stock awards.

Reconciliation of Adjusted Operating Costs to Production Expense and Adjusted G&A

The Company defines per unit adjusted operating costs as production expense (lease operating expenses including ad valorem taxes) as disclosed in the Company’s financial statements plus Adjusted G&A plus capitalized general and administrative expenses excluding capitalized equity compensation divided by total production expressed as BOE.

	Year Ended December 31, 2017
	$	$/Boe
	(In thousands, except per Boe amounts)
Production expense	$102,728	$6.89
Adjusted G&A	55,429	3.72
Capitalized G&A (excluding $2.2 million of capitalized equity compensation)	9,987	0.67
Adjusted operating costs	$168,174	$11.28

2018 Proxy Statement     B-1

Annex B

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income before income tax (benefit) expense, interest expense, depreciation and amortization - other and depreciation and depletion - oil and natural gas. Adjusted EBITDA, as presented herein, is EBITDA excluding items that the Company believes affect the comparability of operating results such as items whose timing and/or amount cannot be reasonably estimated or are non-recurring, as shown in the following tables.

Adjusted EBITDA is presented because management believes it provides useful additional information used by the Company’s management and by securities analysts, investors, lenders, ratings agencies and others who follow the industry, for analysis of the Company’s financial and operating performance on a recurring basis and the Company’s ability to internally fund exploration and development, and to service or incur additional debt. In addition, management believes that adjusted EBITDA is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the oil and gas exploration and production industry. The Company’s adjusted EBITDA may not be comparable to similarly titled measures used by other companies.

Year Ended December 31, 2017
(In thousands)
Net income	$47,062
Adjusted for
Income tax (benefit) expense	(8,749)
Interest expense	4,886
Depreciation and amortization - other	13,852
Depreciation and depletion - oil and natural gas	118,035
EBITDA	175,086
Asset impairment	4,019
Stock-based compensation	13,923
Loss (gain) on derivative contracts	(24,090)
Cash (paid) received upon settlement of derivative contracts	7,260
Restructuring costs(1)	8,554
Drilling participation agreement transaction costs	2,901
Terminated merger costs	8,162
Other	(2,620)
Adjusted EBITDA	$193,195
(1)	Includes severance.

B-2     SandRidge Energy Inc.

Annex C

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled “Board and Governance Matters” under the heading “Board Composition” of this Proxy Statement. The business address for the Company’s current directors and director nominees is c/o Corporate Secretary, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102.

Officers and Employees

Executive officers and employees of the Company who are Participants are Michael A. Johnson, John P. Suter and Philip T. Warman. The business address for each is c/o Corporate Secretary, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102. Their principal occupations are stated in the section entitled “Executive Officers” in this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of May 8, 2018 is set forth in the section entitled “Ownership of our Stock” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Sylvia K. Barnes	02/16/2018	Common Stock	3,176	Grant, Award or Other Acquisition
Kenneth H. Beer	05/01/2018	Common Stock	1,543	Grant, Award or Other Acquisition
Michael L. Bennett	06/30/2017	Common Stock	8,193	Restricted Stock Grant
	03/17/2017	Common Stock	5,000	Open Market Purchase
	10/19/2016	Common Stock	8,527	Restricted Stock Grant
Michael A. Johnson	12/15/2017	Common Stock	15,336	Restricted Stock Grant
David J. Kornder	06/30/2017	Common Stock	8,891	Restricted Stock Grant
	10/19/2016	Common Stock	9,254	Restricted Stock Grant
Bill Griffin	06/30/2017	Common Stock	8,193	Restricted Stock Grant
	10/19/2016	Common Stock	8,527	Restricted Stock Grant
John P. Suter	01/05/2018	Common Stock	22,803	Open Market Sale
	10/19/2017	Common Stock	11,369	Disposition of Shares in Payment of Tax Liability
	06/30/2017	Common Stock	8,775	Disposition of Shares in Payment of Tax Liability
	02/15/2017	Common Stock	56,166	Restricted Stock Grant
	10/19/2016	Common Stock	72,674	Restricted Stock Grant
Philip T. Warman	01/02/2018	Common Stock	13,351	Open Market Sale
	10/19/2017	Common Stock	8,524	Disposition of Shares in Payment of Tax Liability
	06/30/2017	Common Stock	3,259	Disposition of Shares in Payment of Tax Liability
	02/15/2017	Common Stock	20,895	Restricted Stock Grant
	10/19/2016	Common Stock	54,506	Restricted Stock Grant

2018 Proxy Statement     C-1

Annex C

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex C or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

C-2     SandRidge Energy Inc.

Annex D

Additional Information Regarding the Icahn Nominees

Because the Company’s WHITE proxy card names the Icahn Nominees as well as the Board’s incumbent nominees, each of the Icahn Nominees may be deemed to be a “participant” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the Icahn Nominees disclosed in Icahn’s preliminary proxy statement filed with the SEC on April 24, 2018 (the “Icahn Preliminary Proxy Statement”) or otherwise received by the Company from Icahn. The Company has not, and does not plan to, independently verify any of the information below and accordingly takes no responsibility for the completeness or accuracy of such information. The Board recommends you vote FOR the election of any two, but NOT more than two, of John “Jack” Lipinski, Bob G. Alexander and Randolph C. Read and NOT for the other Icahn Nominees (Jonathan Frates and Nicholas Graziano). The Company has received consents from each of the Icahn Nominees stating that such nominee consents to be named as a nominee for director in this Proxy Statement and to serve if elected.

The Icahn Nominees

MR. JONATHAN FRATES, age 35

Mr. Frates has been a Portfolio Company Associate at Icahn Enterprises L.P. (“Icahn Enterprises”), a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, mining, real estate and home fashion, since November 2015. Prior to joining Icahn Enterprises, Mr. Frates served as a Senior Business Analyst at First Acceptance Corp. and as an Associate at its holding company, Diamond A Ford Corp. Mr. Frates began his career as an Investment Banking Analyst at Wachovia Securities LLC. Mr. Frates has served as a director of: Ferrous Resources Limited, an iron ore mining company with operations in Brazil, since December 2016; CVR Partners LP (“CVR Partners”), a nitrogen fertilizer company, since April 2016; American Railcar Industries, Inc., a railcar manufacturing company, since March 2016; Viskase Companies, Inc., a meat casing company, since March 2016; CVR Energy, Inc. (“CVR Energy”), a diversified holding company primarily engaged in petroleum refining and nitrogen fertilizer production, since March 2016; and CVR Refining, L.P. (“CVR Refining”), an independent downstream energy limited partnership, since March 2016. Ferrous Resources, American Railcar Industries, Viskase Companies, CVR Energy, CVR Refining and CVR Partners are each indirectly controlled by Carl C. Icahn. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.

Mr. Frates is employed, and therefore compensated, by entities affiliated with Carl C. Icahn, but his compensation is not tied, directly or indirectly, to the performance of any specific securities. Mr. Frates serves in an at-will capacity, for which he receives a base salary and an annual discretionary cash bonus and is entitled to participate in certain benefit programs and plans of Icahn Enterprises. In addition, pursuant to the limited partnership agreement of Icahn Enterprises (filed as Exhibit 3.1 to Icahn Enterprises’ Form 10-Q for the quarterly period ended June 30, 2016, filed with the SEC on August 4, 2016), Mr. Frates is entitled to indemnification for certain losses and expenses incurred in connection with proxy contests and service as a director on boards of directors of companies in which Icahn Enterprises or its affiliates have an interest (including the proxy contest relating to the Annual Meeting and any service as a director on the Board).

The business address for Mr. Frates is 767 Fifth Avenue, Suite 4700, New York, New York 10153.

MR. NICHOLAS GRAZIANO, age 46

Mr. Graziano has served as Portfolio Manager of Icahn Capital, the entity through which Carl C. Icahn manages investment funds, since February 2018. Mr. Graziano was previously the Founding Partner and Chief Investment Officer of the hedge fund Venetus Partners LP, where he was responsible for portfolio and risk management, along with day-to-day firm management, from June 2015 to August 2017. Prior to founding Venetus, Mr. Graziano was a Partner and Senior Managing Director at the hedge fund Corvex Management LP from December 2010 to March 2015. At Corvex, Mr. Graziano played a key role in investment management and analysis, hiring and training of analysts and risk management. Prior to Corvex, Mr. Graziano was a Portfolio Manager at the hedge fund Omega Advisors, Inc., where he managed a proprietary equity portfolio and made investment recommendations, from September 2009 until December 2010. Before Omega, Mr. Graziano served as a Managing Director and Head of Special Situations Equity at the hedge fund Sandell Asset Management, where he helped build and lead the special situations team responsible for managing a portfolio of concentrated equity and activist investments, from July 2006 to July 2009. Mr. Graziano previously served on the Board of Directors of each of: Fair Isaac Corporation (FICO) from February 2008 to May 2013; WCI Communities Inc. from August 2007 to August 2009; and InfoSpace Inc. from May 2007 to October 2008. Sandell Asset Management had non-controlling interests in FICO and InfoSpace through the ownership of securities. Mr. Graziano completed a five-year undergraduate/MBA program at Duke University earning a BA in Economics and an MBA from The Fuqua School of Business.

2018 Proxy Statement     D-1

Annex D

Mr. Graziano is employed, and therefore compensated, by entities affiliated with Carl C. Icahn. Mr. Graziano entered into an employment agreement with an affiliate of Mr. Icahn on February 14, 2018 (the “Graziano Employment Agreement”), pursuant to which Mr. Graziano is employed by Icahn Capital LP. The term of the Graziano Employment Agreement commenced on February 14, 2018 and ends on February 12, 2021, unless earlier terminated under the terms thereof. Pursuant to the Graziano Employment Agreement, Mr. Graziano is not entitled to any base salary or bonus, but under certain circumstances Mr. Graziano will be eligible to receive a one-time profit sharing payment equal to the sum of a specified percentage of net investment gains over a specified hurdle for certain investments held by affiliates of Icahn Capital LP, which such investments do not include the Company or the Shares. Under the Graziano Employment Agreement, Mr. Graziano is also entitled to participate in certain benefit programs and plans of Icahn Enterprises. He is also subject to certain confidentiality, non-solicit and non-compete obligations thereunder. Pursuant to the limited partnership agreement of Icahn Enterprises (filed as Exhibit 3.1 to Icahn Enterprises’ Form 10-Q for the quarterly period ended June 30, 2016, filed with the SEC on August 4, 2016), Mr. Graziano is entitled to indemnification for certain losses and expenses incurred in connection with proxy contests and service as a director on boards of directors of companies in which Icahn Enterprises or its affiliates have an interest (including the proxy contest relating to the Annual Meeting and any service as a director on the Board).

The business address for Mr. Graziano is 767 Fifth Avenue, Suite 4700, New York, New York 10153.

MR. JOHN “JACK” LIPINSKI, age 67

Mr. Lipinski served as Chief Executive Officer and President and a Director of CVR Energy, Inc. from 2007 to 2017, as well as Chief Executive Officer and President and a Director of the general partner of CVR Refining from its inception in 2012 until 2017 and Executive Chairman of the general partner of CVR Partners from 2011 to 2017. CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in CVR Refining and CVR Partners. Prior to the formation of CVR Energy, Mr. Lipinski served as Chief Executive Officer and President of Coffeyville Resources, LLC from 2005 to 2007. Mr. Lipinski has more than 40 years of experience in the petroleum refining and nitrogen fertilizer industries. He began his career with Texaco, Inc. In 1985, Mr. Lipinski joined The Coastal Corporation, eventually serving as Vice President of Refining with overall responsibility for Coastal’s refining and petrochemical operations. Upon the merger of Coastal with El Paso Corporation in 2001, Mr. Lipinski was promoted to Executive Vice President of Refining and Chemicals, where he was responsible for all refining, petrochemical, nitrogen-based chemical processing and lubricant operations, as well as the corporate engineering and construction group. He left El Paso in 2002 and became an independent management consultant. In 2004, Mr. Lipinski became a Managing Director and Partner of Prudentia Energy, an advisory and management firm. Mr. Lipinski has served on the board of directors of Cheniere Energy, Inc. since 2017. Mr. Lipinski previously served on the board of directors of Chesapeake Energy Corporation, an oil and gas exploration and production company from 2014 until 2016. CVR Energy, CVR Refining and CVR Partners are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had non-controlling interests in each of Cheniere and Chesapeake. Mr. Lipinski graduated from Stevens Institute of Technology with a B.E. in Chemical Engineering. He received a J.D. from Rutgers University School of Law.

The business address for Mr. Lipinski is 806 Skimmer Court, Sugar Land, TX 77478.

MR. BOB G. ALEXANDER, age 84

Mr. Alexander has served as a director of CVR Energy since May 2012. Mr. Alexander has served as a director of TransAtlantic Petroleum Corp., an international exploration and production company doing business in Turkey, Poland, Bulgaria and Romania, since June 2010, and Seventy Seven Energy Inc., a diversified oilfield services company, since June 2014. Mr. Alexander previously served on the board of directors of Chesapeake Energy Corporation, an oil and gas exploration and production company, from June 2012 until June 2014. Mr. Alexander, a founder of Alexander Energy Corporation, served as Chairman of the Board, President and Chief Executive Officer of Alexander Energy from 1980 to 1996. Alexander Energy merged with National Energy Group, Inc., an oil and gas property management company, in 1996 and Mr. Alexander served as President and Chief Executive Officer from 1998 to 2006. From 1976 to 1980, Mr. Alexander served as Vice President and General Manager of the Northern Division of Reserve Oil, Inc. and President of Basin Drilling Corporation, both subsidiaries of Reserve Oil and Gas Company of Denver, Colorado. Mr. Alexander has served on numerous committees with the Independent Petroleum Association of America, the Oklahoma Independent Petroleum Association and the State of Oklahoma Energy Commission. CVR Energy is indirectly controlled by Carl C. Icahn, and National Energy Group was previously indirectly controlled by Carl C. Icahn. Mr. Icahn also previously had non-controlling interests in each of Chesapeake and Seventy Seven Energy. Mr. Alexander received a Bachelor of Science degree in Geological Engineering from the University of Oklahoma.

The business address for Mr. Alexander is 6017 Morning Dove Lane, Edmond, Oklahoma 73025.

MR. RANDOLPH C. READ, age 65

Randolph C. Read has been president and chief executive officer of Nevada Strategic Credit Investments, LLC, an investment fund, since 2009. Mr. Read has served as an independent director of New York REIT, Inc., a publicly traded real estate investment trust, since December 2014, including as non-executive chairman of its board of directors since

D-2     SandRidge Energy Inc.

Annex D

June 2015. Mr. Read has served as an independent director of Business Development Corporation of America, a business development company, since December 2014. Mr. Read also served as an independent director of Business Development Corporation of America II from December 2014 until its liquidation and dissolution in December 2015. Mr. Read served as the non-executive chairman of the board of directors of Healthcare Trust, Inc., a real estate investment trust, from February 2015 through October 2016. Mr. Read previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has a B.S. from Tulane University and an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania. After graduating from Wharton, Mr. Read started his career in the finance department of Atlantic Richfield Company (ARCO), where he raised capital to finance exploration and production in the Alaskan North Slope region and worked on the acquisition of Anaconda Copper. Mr. Read was also at one time the President of C&S Oil and Gas Company, Inc., a private oil and gas company operating primarily in the southwest United States.

The business address for Mr. Read is 2950 Unity Drive, Unit 570005, Houston, Texas 77257.

Information Regarding Ownership of the Company’s Securities by the Icahn Nominees

None of the Icahn Nominees owns of record any shares or other securities of the Company. According to the Icahn Preliminary Proxy Statement, none of the Icahn Nominees beneficially owns any securities of the Company.

Information Regarding Transactions in the Company’s Securities by the Icahn Nominees

According to the Icahn Preliminary Proxy Statement, none of the Icahn Nominees has effected any purchases or sales of the Company’s securities during the past two years.

Miscellaneous Information Concerning the Icahn Nominees

The Icahn Preliminary Proxy Statement has not disclosed that any of the Icahn Nominees or any of their respective associates or affiliates (together, the “Icahn Nominee Affiliates”) is either a party to any transaction or series of transactions since January 1, 2017 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any Icahn Nominee or Icahn Nominee Affiliate had, or will have, a direct or indirect material interest.

According to the Icahn Preliminary Proxy Statement, with respect to each Icahn Nominee, except as set forth therein or in any of the Annexes attached thereto, (i) such nominee is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such nominee nor any of such nominee’s associates have any arrangement or understanding with any person with respect to (A) any future employment by the Company or its affiliates or (B) any future transactions to which the Company or any of its affiliates will or may be a party.

As disclosed in the Icahn Preliminary Proxy Statement, Messrs. Lipinski, Alexander and Read are each party to a Nominee Agreement, substantially in the form attached to the Icahn Preliminary Proxy Statement, pursuant to which an affiliate of Mr. Icahn has agreed to pay $10,000 to such nominee if he is not elected to the Board and to indemnify such nominee with respect to certain costs incurred in connection with the proxy contest related to the Annual Meeting. Each of Messrs. Lipinski, Alexander and Read has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement.

Each of Messrs. Frates and Graziano is employed by entities affiliated with Carl C. Icahn, and Mr. Graziano has entered into an agreement relating to the terms of such employment with the applicable entity. Until his retirement, Mr. Lipinski was employed by CVR Energy, the general partner of CVR Refining and the general partner of CVR Partners, entities affiliated with Carl C. Icahn, and served on the board of directors of each such entities. Until his retirement, Mr. Alexander served on the board of directors of CVR Energy, an entity affiliated with Carl C. Icahn, and National Energy Group, Inc., an entity previously affiliated with Carl C. Icahn. Additionally, each of the Icahn Nominees have served on the board of directors of entities in which Mr. Icahn and/or his affiliates have an interest.

According to the Icahn Preliminary Proxy Statement, the Icahn Nominees would not be barred from being considered independent of the Company under the independence requirements of the NYSE and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

2018 Proxy Statement     D-3

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102
(405) 429-5500

SANDRIDGE ENERGY, INC.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., Eastern Time the day before the annual meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the annual meeting date. Have your WHITE proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683
If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the annual meeting date. Have your WHITE proxy card in hand when you call and follow the instructions.

OR

VOTE BY MAIL
Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: SandRidge Energy, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card

CONTROL NUMBER ➔

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 19, 2018:

Annual Report, Notice & Proxy Statement are available at www.ViewOurMaterial.com/SD

If submitting a proxy by mail, please sign and date
the card below and fold and detach card at perforation before mailing.

The Board of Directors unanimously recommends you vote FOR each of the five Company Nominees, FOR any two (and NOT more than two) of the three Icahn Nominees independent of both the Company and Icahn (i.e., 1h, 1i or 1j) and WITHHOLD your vote on the other Icahn Nominees. This should result in you voting FOR a total of seven of the nominees below and voting WITHHOLD on a total of three of the nominees below.

Vote FOR only seven nominees in total. If you vote FOR more than seven nominees, your votes on Proposal 1 will be considered invalid and will not be counted. A WITHHOLD vote on any nominee will not be counted as a FOR vote.
1.	Company Proposal:
Election of Seven Directors:
Company Nominees:
1a. Sylvia K. Barnes
❑ FOR	❑ WITHHOLD
1b. Kenneth H. Beer
❑ FOR	❑ WITHHOLD
1c. Michael L. Bennett
❑ FOR	❑ WITHHOLD
1d. William (Bill) M. Griffin, Jr.
❑ FOR	❑ WITHHOLD
1e. David J. Kornder
❑ FOR	❑ WITHHOLD

Icahn Nominees:
1f. Jonathan Frates
❑ FOR	❑ WITHHOLD
1g. Nicholas Graziano
❑ FOR	❑ WITHHOLD
1h. John “Jack” Lipinski
❑ FOR	❑ WITHHOLD
1i. Bob G. Alexander
❑ FOR	❑ WITHHOLD
1j. Randolph C. Read
❑ FOR	❑ WITHHOLD

The Board of Directors unanimously recommends you vote FOR proposals 2, 3 and 4
2.	Company Proposal:
Ratify the continuation of the Short-Term Rights Plan until November 26, 2018.
	❑ FOR	❑ AGAINST	❑ ABSTAIN
3	Company Proposal:
Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
	❑ FOR	❑ AGAINST	❑ ABSTAIN
4	Company Proposal:
Approve, in a non-binding vote, the compensation provided to the Company’s named executive officers.
	❑ FOR	❑ AGAINST	❑ ABSTAIN
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
❑ Please check here if you plan to attend this meeting.

Signature	Date

Signature (Joint Owner)	Date
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

SANDRIDGE ENERGY, INC.	WHITE PROXY

2018 Annual Meeting of Stockholders

June 19, 2018 9:00 a.m. Local Time

THIS WHITE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William M. Griffin, Jr. and Philip T. Warman and each of them with full power of substitution, proxy to represent and vote all shares of Common Stock of SandRidge Energy, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102 on Tuesday, June 19, 2018, at 9:00 a.m. local time, and at any adjournment or postponement thereof, as stated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each of the Company Nominees under Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE.

(Continued and to be signed on the reverse side)